SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

REGIONS FINANCIAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

REGIONS FINANCIAL CORPORATION

1900 Fifth Avenue North

Birmingham, Alabama 35203

To our Stockholders:

You are cordially invited to attend the annual meeting of the stockholders of Regions Financial Corporation, to be held at 9:00 A.M., local time, on May 13, 2010, at the Auditorium of Regions Bank, 1901 Sixth Avenue North, Birmingham, Alabama 35203.

The formal notice of the annual meeting follows on the next page. Enclosed with this proxy statement are your proxy card and a postage-paid envelope to return your proxy card. Also enclosed is our Annual Report on Form 10-K for the year ended December 31, 2009.

We hope you will plan to attend the stockholders’ meeting. However, in order that we may be assured of a quorum, we urge you to sign and return the enclosed proxy card in the postage-paid envelope provided, or otherwise vote your shares by telephone or on the Internet as described in the proxy statement, as promptly as possible, whether or not you plan to attend the meeting in person.

If your shares are held for you by your broker, it is more important than ever that you vote. Because of changes in New York Stock Exchange rules, your broker will not be able to use its discretion to vote your shares, as they could in the past, for the election of Directors. Please instruct your broker on how you want to vote by following the instructions on the voting instruction form your broker will send you.

Sincerely,

Earnest W. Deavenport, Jr.

Chairman

O. B. Grayson Hall, Jr.

President and Chief Executive Officer

April 1, 2010

REGIONS FINANCIAL CORPORATION

1900 Fifth Avenue North

Birmingham, Alabama 35203

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held May 13, 2010

Regions Financial Corporation will hold its annual meeting of stockholders at the Auditorium of Regions Bank, 1901 Sixth Avenue North, Birmingham, Alabama 35203 at 9:00 A.M., local time, on May 13, 2010, to consider and vote upon the following matters:

1.	Election of the 12 nominees for Director named in the attached proxy statement as Directors of Regions, to serve as Directors until the next annual meeting of stockholders and in each case until their successors are duly elected and qualified;

2.	Nonbinding stockholder approval of executive compensation;

3.	Approval of the Regions Financial Corporation 2010 Long Term Incentive Plan;

4.	Approval of the Amended and Restated Certificate of Incorporation to increase the number of shares of authorized common stock and make certain technical changes;

5.	Ratification of the selection of Ernst & Young LLP as Regions’ independent registered public accounting firm for the year 2010;

6.	A stockholder proposal, which the Board of Directors opposes, prohibiting tax gross-ups;

7.	A stockholder proposal, which the Board of Directors opposes, regarding posting a report, updated semi-annually, of political contributions; and

8.	Such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Regions Board of Directors has fixed the close of business on March 15, 2010, as the record date for the annual meeting. This means that only Regions stockholders of record at such time are entitled to notice of, and to vote at, the annual meeting or any adjournment or postponement of the annual meeting. A complete list of Regions stockholders of record entitled to vote at the annual meeting will be made available for inspection by any Regions stockholder for ten days prior to the annual meeting at the principal executive offices of Regions and at the time and place of the annual meeting.

Whether or not you plan to attend the annual meeting, please submit your proxy with voting instructions. To submit your proxy by mail, please complete, sign, date and return the accompanying proxy card in the enclosed self-addressed, stamped envelope. Alternatively, you may use the toll-free telephone number indicated on the proxy card to vote by telephone or visit the website indicated on the proxy card to vote on the Internet. This will not prevent you from voting in person, but it will help to secure a quorum and avoid added solicitation costs.

BY ORDER OF THE BOARD OF DIRECTORS

April 1, 2010	John D. Buchanan
Corporate Secretary

2010 Committee Actions	38
Compensation Committee Operation	39
Other Factors Affecting Compensation	41
COMPENSATION COMMITTEE REPORT	42
2009 COMPENSATION	47
Summary Compensation Table	47
Total 2009 Grants	49
Year-End Holdings	51
Option Exercises and Stock Vested During 2009	54
Pension Benefits	55
Nonqualified Deferred Compensation	57
Potential Payments by Regions Upon Termination or Change-in-Control	59
Director Compensation	62
PROPOSAL 2—NONBINDING STOCKHOLDER APPROVAL OF EXECUTIVE COMPENSATION	64
Board of Directors Recommendation	64
PROPOSAL 3—APPROVAL OF THE REGIONS FINANCIAL CORPORATION 2010 LONG TERM INCENTIVE PLAN	65
Eligibility and Types of Awards	66
Stock Available for Issuance through the 2010 Long Term Incentive Plan	66
Awards Limits	66
Administration	67
Stock Options	67
Stock Appreciation Awards	67
Restricted Stock	68
Restricted Stock Units	68
Performance Shares and Performance Units	68
Description of Performance Criteria	68
Dividend Equivalent Rights	69
Other Stock-Based Awards	69
Certain Federal Income Tax Consequences	69
New Plan Benefits	70
Equity Compensation Plan Information	71
Board of Directors Recommendation	71
PROPOSAL 4—APPROVAL OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK AND MAKE CERTAIN TECHNICAL CHANGES	72
Reasons for the Amendment	73
Effects of Potential New Stock Issuances	74
Dissenters’ Rights	74
Required Vote	74
Board of Directors Recommendation	74

REGIONS FINANCIAL CORPORATION

1900 Fifth Avenue North

Birmingham, Alabama 35203

PROXY STATEMENT

FOR 2010 ANNUAL MEETING OF STOCKHOLDERS

Regions Financial Corporation is furnishing this proxy statement to its stockholders in connection with the 2010 annual meeting of stockholders to be held on Thursday, May 13, 2010, at 9:00 A.M., local time, at the Auditorium of Regions Bank, 1901 Sixth Avenue North, Birmingham, Alabama 35203, and at any adjournment thereof. In this proxy statement, we refer to the Board of Directors as the “Board” and to Regions Financial Corporation as “we”, “us”, “Regions” or the “Company”. The matters to be considered and acted upon are (1) election of 12 nominees as Directors of Regions; (2) nonbinding stockholder approval of executive compensation; (3) approval of the Regions Financial Corporation 2010 Long Term Incentive Plan; (4) approval of the Amended and Restated Certificate of Incorporation to increase the number of shares of authorized common stock and make certain technical changes; (5) ratification of selection of Ernst & Young LLP as Regions’ independent registered public accounting firm for the 2010 fiscal year; (6) consideration of a stockholder proposal, which the Board of Directors opposes, prohibiting tax gross-ups; (7) consideration of a stockholder proposal, which the Board of Directors opposes, regarding posting a report, updated semi-annually, of political contributions; and (8) such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

Your proxy is solicited on behalf of the Board. You may revoke your proxy at any time before it is voted at the annual meeting. You may submit your proxy by signing and dating the enclosed proxy card and returning it in the envelope provided or by voting by telephone or on the Internet by following the instructions provided on the proxy card. All properly submitted proxies delivered pursuant to this solicitation will be voted at the meeting and in accordance with instructions, if any.

Participants in Regions 401(k) Plan and the Computershare Investment Plan for Regions Financial Corporation, please note that the enclosed proxy card or electronic voting instructions also constitutes the voting instruction form for shares allocated to you under these plans and covers all shares you are entitled to vote under the plan or plans, in addition to shares you may hold directly. Signing and returning the proxy card, or voting by telephone or on the Internet as explained below, will enable voting of all shares, including those held in such plans.

Starting on or about April 7, 2010 we are mailing to the stockholders entitled to vote at the meeting this proxy statement, together with a proxy card and our Annual Report on Form 10-K for the year ended December 31, 2009.

The date of this proxy statement is April 1, 2010.

Important Notice Regarding Availability of Proxy Materials for the

Stockholder Meeting to be Held on May 13, 2010:

The Notice and Proxy Statement and Annual Report on Form 10-K

are available at www.proxyvote.com

INFORMATION ABOUT REGIONS

Regions is a financial holding company headquartered in Birmingham, Alabama which operates throughout the South, Midwest and Texas. Regions provides traditional commercial, retail and mortgage banking services, as well as other financing services in the fields of investment banking, asset management, trust, mutual funds, securities brokerage, insurance and other specialty financing. At December 31, 2009, Regions had total consolidated assets of approximately $142 billion, total consolidated deposits of approximately $97 billion and total consolidated stockholders’ equity of approximately $18 billion.

Regions is a Delaware corporation. Regions’ principal executive offices are located at 1900 Fifth Avenue North, Birmingham, Alabama 35203.

VOTING, REVOCABILITY AND SOLICITATION OF PROXIES

Voting Procedures and Revocation

You should complete and return the proxy card accompanying this proxy statement to ensure that your vote is counted at the annual meeting, regardless of whether you plan to attend the annual meeting. If you are a registered stockholder (that is, you hold stock certificates registered in your own name), you may also vote by telephone or through the Internet, by following the instructions described on your proxy card. If your shares are held in nominee or “street name” you will receive separate voting instructions from your broker or nominee with your proxy materials. Although most brokers and nominees offer telephone and Internet voting, availability and specific processes will depend on their voting arrangements. If you have Internet access, we encourage you to record your vote through the Internet.

You can revoke your proxy at any time before the vote is taken at the annual meeting by submitting to Regions’ Corporate Secretary written notice of revocation or a properly executed proxy of a later date, or by attending the annual meeting and voting in person. Written notices of revocation and other communications about revoking Regions proxies should be addressed to:

Regions Financial Corporation

1900 Fifth Avenue North

Birmingham, Alabama 35203

Attention: John D. Buchanan, Corporate Secretary

If your shares are held in street name, you should follow the instructions of your broker regarding the revocation of proxies.

All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with the instructions on the proxy card. If you make no specification on your proxy card as to how you want your shares voted, your proxy will be voted “FOR” Proposal 1, approval of the election of the nominated Directors, “FOR” Proposal 2, nonbinding stockholder approval of executive compensation, “FOR” Proposal 3, approval of the 2010 Long Term Incentive Plan, “FOR” Proposal 4, approval of the Amended and Restated Certificate of Incorporation, “FOR” Proposal 5, ratification of the selection of Ernst & Young LLP as independent registered public accounting firm and “AGAINST” each of the stockholder proposals, Proposals 6 and 7. The Regions Board is currently unaware of any other matters that may be presented for action at the annual meeting. If other matters properly come before the annual meeting, or at any adjournment or postponement thereof, we intend that shares represented by properly submitted proxies will be voted, or not voted, by and at the discretion of the persons named as proxies on the proxy card.

Voting of Shares Held in Brokerage Accounts and Broker Non-Votes

If your shares are held in a brokerage account or by another nominee, you are considered the “beneficial owner” of shares held in “street name” and these proxy materials have been forwarded to you by your broker or nominee (the “record holder”) along with a voting instruction card. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. The New York Stock Exchange (“NYSE”) has changed its rules to eliminate the ability of brokers that are NYSE member firms to vote on the election of directors without instruction from their clients. This change, which was approved by the Securities and Exchange Commission (the “SEC”), became effective on January 1, 2010, and will therefore be applicable to voting at Regions’ 2010 annual meeting of stockholders. Prior to this change, in uncontested elections, such brokers had discretionary authority to cast votes regarding the election of directors if the broker did not receive voting instructions from the owner of the shares. Regions believes that this development makes it more important than ever for stockholders who hold their shares with brokers to instruct their broker on how to vote their shares and urges all stockholders to do so.

A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee has not received voting instructions from the beneficial owner and does not have discretionary voting power with respect to that item. Under NYSE rules, brokers or other nominees may not exercise discretionary voting power on certain matters. Brokers and other nominees who are NYSE members are expected to have discretionary voting power for Proposal 2 (nonbinding stockholder approval of executive compensation), Proposal 4 (approval of the Amended and Restated Certificate of Incorporation) and Proposal 5 (ratification of the selection of Ernst & Young LLP as independent registered public accounting firm). Brokers and other nominees will not be able to vote your shares regarding Proposal 1 (election of directors), Proposal 3 (approval of the 2010 Long Term Incentive Plan) nor Proposals 6 and 7 (the stockholder proposals), unless you return your voting instruction form or submit your voting instructions electronically by telephone or through the Internet.

Solicitation of Proxies

We will bear the entire cost of soliciting your proxy. In addition to solicitation of proxies by mail, we will request that banks, brokers and other record holders send proxies and proxy materials to the beneficial owners of Regions common stock and secure their voting instructions, if necessary. We will reimburse the record holders for their reasonable expenses in taking those actions. We have also made arrangements with Innisfree M&A Incorporated to assist us in soliciting proxies and have agreed to pay that company $15,000 plus reasonable expenses for these services. If necessary, we may also use several of our regular employees, without additional compensation, to solicit proxies from Regions stockholders, either personally or by telephone, facsimile, e-mail or letter on Regions’ behalf.

This is the first mailing of proxy solicitation materials to stockholders.

If you have any questions or need assistance voting your shares, please contact our proxy solicitor:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Stockholders May Call Toll-Free: 1-877-717-3925

Banks and Brokers May Call Collect: 1-212-750-5833

Quorum Requirement

The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Regions common stock is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes will be counted solely for the purpose of determining whether a quorum is present. Holders of our Fixed Rate Cumulative Perpetual Preferred Stock, Series A and 10% Mandatory Convertible Preferred Stock, Series B are not entitled to vote at the annual meeting.

Information about Votes Necessary for Action to be Taken

Under Regions’ By-laws, each of the 12 nominees for Director will be elected if a majority of the votes cast at the annual meeting at which a quorum is present are voted in favor of the Director. This means that the number of shares voted “for” a nominee must exceed the number of shares voted “against” the nominee. Regions’ Certificate of Incorporation does not authorize cumulative voting in the election of Directors. Under Regions’ Corporate Governance Principles, an incumbent Director nominee who fails to receive a majority of the votes cast with respect to the election of the incumbent Director nominee must submit his or her resignation. The Nominating and Corporate Governance Committee will consider the resignation and any factors they deem relevant in deciding whether to accept the resignation, and recommend to the Board the action to be taken. The Director whose resignation is under consideration will abstain from participating in any decision regarding his or her resignation. The Board will take action within 90 days following certification of the stockholder vote unless such action would cause Regions to fail to comply with requirements of the NYSE or of the securities laws in which event Regions will take action as promptly as practicable while continuing to meet such requirements. The Board will promptly disclose its decision, and the reasons therefore, in a Form 8-K filed with the SEC. If the resignation is not accepted, the Director will continue to serve until the next annual meeting and until the Director’s successor is elected and qualified.

The proposed Amended and Restated Certificate of Incorporation to increase the number of shares of authorized common stock and make certain technical changes will be adopted if a majority of the shares outstanding and entitled to vote are voted in favor.

The remaining matters to be considered at the meeting will be adopted if a majority of the votes cast “for” or “against” the matter vote in favor.

Abstentions and broker non-votes will have the same effect as a vote against the Amended and Restated Certificate of Incorporation. Abstentions and broker non-votes will have no effect on the election of Directors or on the remaining matters to be considered at the meeting.

Attending the Meeting

If you wish to vote your shares of Regions common stock held in street name in person at the meeting, you will have to obtain a written proxy in your name from the broker, bank or other nominee who holds your shares and bring that written proxy with you to the meeting. If you are a stockholder of record and will be attending the meeting, please so indicate on your returned proxy card or electronic vote. Only record or beneficial owners of Regions common stock or their proxies may attend the annual meeting in person. Admission to the annual meeting will be on a first-come, first-served basis. When you arrive at the annual meeting, you may be requested to present photo identification, such as a driver license. Beneficial owners must also provide evidence of stock holdings, such as a recent brokerage account statement. Registration will begin approximately one hour prior to the beginning of the meeting. The use of cell phones (including camera phones), pagers, computers, PDAs, cameras, video or recording equipment, or any other electronic device is not permitted in the Auditorium. Additional rules of conduct will be provided at the meeting. Failure to follow these rules can result in your removal from the meeting.

Participants in the Regions 401(k) Plan or Other Plans

If you are a participant in the Regions 401(k) Plan, please note that the proxy card or electronic voting instructions also constitutes the voting instruction form and covers all shares you may vote under the plan. Under the terms of the plan, the trustee votes all shares held by the plan, but each participant may direct the trustee how to vote the shares of Regions common stock allocated to his or her plan account. If you own shares through the Regions 401(k) Plan and do not vote, the plan trustee will vote the shares in favor of Proposals 1, 2, 3, 4 and 5 and against Proposals 6 and 7. The deadline for returning your 401(k) voting instructions is 11:59 P.M. Eastern Time on May 10, 2010.

If you are a participant in the Computershare Investment Plan for Regions Financial Corporation, please note that the proxy card also constitutes the voting instruction form and covers all shares allocated to your account under that plan. If you do not return your proxy card, or vote by telephone or over the Internet, your shares in that plan will not be voted. If you return your proxy card without indicating your voting instructions, the shares will be voted in favor of Proposals 1, 2, 3, 4 and 5 and against Proposals 6 and 7. The deadline for returning your voting instructions for that plan is 11:59 P.M. Eastern Time on May 12, 2010.

Voting by Telephone or the Internet

Many of our stockholders have the option to submit their proxies or voting instructions electronically by telephone or through the Internet instead of submitting proxies by mail using the enclosed proxy card. Please note that there are separate arrangements for using the telephone and the Internet depending on whether your shares are registered in Regions’ stock records in your name or in the name of a brokerage firm or bank. Regions stockholders should check their proxy card or the voting instructions forwarded by their broker, bank or other holder of record to see which options are available. If you have Internet access, we encourage you to record your vote through the Internet.

The telephone and Internet procedures described below for submitting your proxy or voting instructions are designed to authenticate stockholders’ identities, to allow stockholders to have their shares voted and to confirm that their instructions have been properly recorded. Stockholders submitting proxies or voting instructions through the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that will be borne by the stockholder.

Regions holders of record may submit their proxies:

•	by telephone, by calling the toll-free number indicated on their proxy card and following the recorded instructions; or

•	through the Internet, by visiting the website indicated on their proxy card and following the instructions.

The deadline for voting by telephone or through the Internet is 11:59 P.M., Eastern Time on May 12, 2010.

Electronic Access to Proxy Materials and Annual Report

Stockholders can elect to view future Regions proxy statements and annual reports through the Internet instead of receiving paper copies in the mail and thus can save Regions the cost of producing and mailing these documents. If you already have Internet access, there will be no additional charge for you to have electronic access through the Internet to our proxy materials and annual report.

If you are a registered stockholder, you can choose to receive future annual reports and proxy statements electronically by following the prompt if you choose to vote through the Internet. Stockholders who choose to view future proxy statements and annual reports through the Internet will receive an e-mail with instructions containing the Internet address of those materials, as well as voting instructions, approximately four weeks before future meetings.

If you enroll to view Regions’ future annual reports and proxy statements electronically and vote your proxy through the Internet, your enrollment will remain in effect for all future stockholders’ meetings unless you cancel it. To cancel, registered stockholders should access www.investordelivery.com and follow the instructions to cancel your enrollment. If you hold your Regions stock in nominee name, check the information provided by your nominee for instructions on how to cancel your enrollment.

If at any time you would like to receive a paper copy of the annual report or proxy statement, please write to Investor Relations, Regions Financial Corporation, 1900 Fifth Avenue North, Birmingham, Alabama 35203 or call us at 205-326-5807.

The SEC has adopted rules allowing companies to satisfy the requirement for delivery of proxy materials to all stockholders by posting these materials on a website instead of mailing copies to stockholders. This method of delivery is often referred to as “Notice and Access”. We decided not to implement Notice and Access this year and to mail printed copies of the materials to stockholders unless electronic delivery has been elected.

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS

The SEC has issued rules regarding the delivery of proxy statements and information statements to households. These rules spell out the conditions under which annual reports, information statements, proxy statements, prospectuses and other disclosure documents of a particular company that would otherwise be mailed in separate envelopes to more than one person at a shared address may be mailed as one copy in one envelope addressed to all holders at that address (i.e., “householding”). To conserve resources and reduce expenses, we consolidate materials under these rules when possible. Stockholders who participate in householding will receive separate proxy cards.

If you are a registered stockholder and if you choose to opt out of the householding program at a future date, or if you currently receive multiple copies and wish to receive a single copy, please write to Investor Relations, Regions Financial Corporation, 1900 Fifth Avenue North, Birmingham, Alabama 35203 or call us at 205-326-5807, and we will comply with your instructions as to householding your annual reports and proxy and information statements within 30 days. If we do not receive instructions to remove your account(s) from this service, your account(s) will continue to be householded until we notify you otherwise. However, if at any time you would like a separate copy of the annual report or proxy statement, please write or call us at the address or phone number shown above, and we will deliver it promptly.

If you own your Regions stock in street name (such as through a broker), information regarding householding of disclosure documents should be forwarded to you by your broker.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of March 15, 2010, Regions had issued 1,235,920,432 shares of common stock, of which 1,194,887,756 shares were outstanding and 41,032,676 shares were held as treasury stock. Stockholders are entitled to one vote for each share on all matters to come before the meeting. Only common stockholders of record at the close of business on March 15, 2010 (the “Record Date”), will be entitled to vote at the meeting or any adjournment thereof. Holders of our Fixed Rate Cumulative Perpetual Preferred Stock, Series A and 10% Mandatory Convertible Preferred Stock, Series B are not entitled to vote at the annual meeting.

Security Ownership of Certain Beneficial Owners

No entity is known definitively to Regions to be the beneficial owner of more than 5% of any class of voting securities other than BlackRock, Inc. (“BlackRock”). The source of this information is a Schedule 13G filed by BlackRock with the SEC on January 29, 2010. In addition, we were informed by Fairholme Capital Management LLC (“Fairholme”) in February 2010 that it is the beneficial owner of more than 5% of our common stock, which is held in funds managed by Fairholme. Fairholme did not provide us with the exact number or percentage of common shares of which it is the beneficial owner.

	Amount and Nature of Beneficial Ownership
Name and Address of Beneficial Owner	No. of Common Shares	% of Class
BlackRock, Inc. (and subsidiaries) 40 East 52nd Street New York, NY 10022	60,579,300	5.1%

Security Ownership of Directors and Management

The following table presents information about beneficial ownership of Regions common stock as of the Record Date by the Directors and certain executive officers of Regions. Unless otherwise indicated, each person has sole voting and investment power over the indicated shares. A person is deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within 60 days from the Record Date. The footnotes to the table indicate how many shares each person has the right to acquire within 60 days of the Record Date. The shares of Regions common stock which are issuable to a person listed below upon exercise of the vested portion of the outstanding options are assumed to be outstanding for the purpose of determining the percentage of shares beneficially owned by that person.

	Amount and Nature of Beneficial Ownership as of March 15, 2010
Name of Beneficial Owner/Number in Group	No. of Shares		% of Class
Current Directors including nominees for Director
Samuel W. Bartholomew, Jr.	116,937	(1)	*
George W. Bryan	127,354	(2)	*
David J. Cooper, Sr.	118,328	(3)	*
Earnest W. Deavenport, Jr.	136,444	(4)	*
Don DeFosset	35,323	(5)	*
O. B. Grayson Hall, Jr.	1,369,042	(6)	*
Charles D. McCrary	80,394	(7)	*
James R. Malone	107,777	(8)	*
Susan W. Matlock	34,539	(9)	*
John E. Maupin, Jr.	27,646	(10)	*
Claude B. Nielsen	129,628	(11)	*
John R. Roberts	46,854	(12)	*
Lee J. Styslinger III	42,553	(13)	*

Other named executive officers (See Summary Compensation Table)
C. Dowd Ritter**	5,375,408	(14)	*
Irene M. Esteves***	92,700	(15)	*
G. Timothy Laney	447,691	(16)	*
William C. Wells, II	486,201	(17)	*

Directors and executive officers as a group (20 persons)	9,982,159		*

*	Less than 1%.

**	Retired as Chairman, Chief Executive Officer and Director effective March 31, 2010.

***	David J. Turner, Jr. succeeded Ms. Esteves as Chief Financial Officer effective at the close of business February 22, 2010.

(1)	Includes 717 shares held by affiliates of Mr. Bartholomew, 12,448 shares of restricted stock and 81,952 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days after March 15, 2010. Excludes 8,176 notional shares allocated to Mr. Bartholomew under Regions’ Directors’ Deferred Stock Investment Plan. Includes 8,333 shares pledged by a family partnership as collateral for a loan.

(2)	Includes 18,580 shares held by Mr. Bryan’s spouse, 12,448 shares of restricted stock and 34,067 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days after March 15, 2010. Excludes 4,003 notional shares allocated to Mr. Bryan under Regions’ Directors’ Deferred Stock Investment Plan.

(3)	Includes 12,448 shares of restricted stock and 18,844 shares issuable to Mr. Cooper upon the exercise of stock options that are currently exercisable or exercisable within 60 days after March 15, 2010. Excludes 17,220 notional shares allocated to Mr. Cooper under Regions’ Directors’ Deferred Stock Investment Plan.

(4)	Includes 12,448 shares of restricted stock and 55,064 shares issuable to Mr. Deavenport upon the exercise of stock options that are currently exercisable or exercisable within 60 days after March 15, 2010. Excludes 23,006 notional shares allocated to Mr. Deavenport under Regions’ Directors’ Deferred Stock Investment Plan.

(5)	Includes 12,448 shares of restricted stock and 18,844 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days after March 15, 2010. Excludes 2,784 shares allocated to Mr. DeFosset under the Amended and Restated Regions Financial Corporation Deferred Compensation Plan for Former Directors of AmSouth Bancorporation and 11,044 notional shares allocated to Mr. DeFosset under the Regions’ Directors’ Deferred Stock Investment Plan.

(6)	Includes 15,053 shares held for Mr. Hall in the Regions 401(k) Plan, 338,761 shares of restricted stock, 160 shares held for his children and 939,404 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days after March 15, 2010. Excludes 339,944 restricted stock units and 29,006 share equivalents held for Mr. Hall in the Regions Supplemental 401(k) Plan.

(7)	Includes 12,448 shares of restricted stock and 47,710 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days after March 15, 2010. Excludes 14,462 shares allocated to Mr. McCrary under the Amended and Restated Regions Financial Corporation Deferred Compensation Plan for Former Directors of AmSouth Bancorporation and 32,343 notional shares allocated to Mr. McCrary under Regions’ Directors’ Deferred Stock Investment Plan.

(8)	Includes 5,382 shares held by Mr. Malone’s spouse, 12,448 shares of restricted stock and 55,064 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days after March 15, 2010. Excludes 21,829 notional shares allocated to Mr. Malone under Regions’ Directors’ Deferred Stock Investment Plan.

(9)	Includes 12,448 shares of restricted stock and 11,667 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days after March 15, 2010. Excludes 44,302 notional shares allocated to Ms. Matlock under Regions’ Directors’ Deferred Stock Investment Plan.

(10)	Includes 12,448 shares of restricted stock and 11,667 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days after March 15, 2010. Excludes 13,861 notional shares allocated to Dr. Maupin under Regions’ Directors’ Deferred Stock Investment Plan.

(11)	Includes 5,575 shares held by Mr. Nielsen as custodian for his son, 12,448 shares of restricted stock and 55,065 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days after March 15, 2010. Excludes 19,710 notional shares allocated to Mr. Nielsen under Regions’ Directors’ Deferred Stock Investment Plan.

(12)	Includes 12,448 shares of restricted stock and 11,667 shares issuable to Mr. Roberts upon the exercise of stock options that are currently exercisable or exercisable within 60 days after March 15, 2010.

(13)	Includes 2,469 shares held by Altec/Styslinger Foundation, 12,448 shares of restricted stock and 11,667 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days after March 15, 2010. Excludes 46,994 notional shares allocated to Mr. Styslinger under Regions’ Directors’ Deferred Stock Investment Plan.

(14)	Includes 117,318 shares held for Mr. Ritter in the Regions 401(k) Plan, 881,269 shares of restricted stock, 15,416 shares held by Mr. Ritter’s spouse and 3,821,839 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days after March 15, 2010. Excludes 801,542 restricted stock units and 83,632 share equivalents held for Mr. Ritter in the Regions Supplemental 401(k) Plan.

(15)	Includes 77,700 shares issuable to Ms. Esteves upon the exercise of stock options that are currently exercisable or exercisable within 60 days after March 15, 2010. Excludes 20,204 restricted stock units and 7,623 share equivalents held for Ms. Esteves in the Regions Supplemental 401(k) Plan.

(16)	Includes 8,428 shares held for Mr. Laney in the Regions 401(k) Plan, 189,351 shares of restricted stock, and 217,597 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days after March 15, 2010. Excludes 92,738 restricted stock units and 4,931 share equivalents held for Mr. Laney in the Regions Supplemental 401(k) Plan.

(17)	Includes 12,837 shares held for Mr. Wells in the Regions 401(k) Plan, 133,868 shares of restricted stock and 309,785 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days after March 15, 2010. Excludes 144,599 restricted stock units and 28,772 share equivalents held for Mr. Wells in the Regions Supplemental 401(k) Plan.

No change in control of Regions has occurred since January 1, 2009, meaning that no person or group has acquired the ability to direct or cause the direction of management and policies of Regions through the ownership of voting securities, by contract, or otherwise, and no arrangements are known to Regions which may at a later date result in such a change in control of Regions.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires Regions’ executive officers, Directors and persons who own more than 10% of a registered class of Regions equity securities, if any, to file reports of ownership and changes in ownership of Regions’ stock with the SEC. Executive officers, Directors and greater than 10% stockholders are required by SEC regulations to furnish Regions with copies of all Section 16(a) forms they file.

Based solely on a review of the forms filed during or with respect to fiscal year 2009 and written representations from the reporting persons, Regions believes that its executive officers and Directors filed all required reports on a timely basis.

PROPOSAL 1—ELECTION OF DIRECTORS

At the 2007 annual meeting of stockholders, the stockholders approved an amendment to Regions’ Amended and Restated Certificate of Incorporation that provided for the phased elimination of Regions’ classified Board of Directors. As a result, the Class I and Class II Directors who were elected at the 2009 annual meeting of stockholders were elected for one-year terms expiring at the 2010 annual meeting. The Class III Directors elected at the 2007 annual meeting were elected for three-year terms expiring at the 2010 annual meeting. Therefore, beginning with the 2010 annual meeting all Directors will be elected on an annual basis.

The Board has determined that following the annual meeting of stockholders, the Board will consist of 12 members, to be elected for a term of one year expiring at the next annual meeting of stockholders. The Board unanimously recommends the election of Samuel W. Bartholomew, Jr., George W. Bryan, David J. Cooper, Sr., Earnest W. Deavenport, Jr., Don DeFosset, O. B. Grayson Hall, Jr., Charles D. McCrary, James R. Malone, Susan W. Matlock, John E. Maupin, Jr., John R. Roberts and Lee J. Styslinger III as Directors, to hold office for a term of one year expiring with the annual meeting of stockholders to be held in 2011, or until their successors are elected and qualified. Proxies will be voted FOR the nominees, unless otherwise directed. If any nominee is not available for election, in its discretion the Board may designate a substitute nominee. In that event the proxies will be voted for such substitute nominee. Regions does not anticipate that any substitute nominee or nominees will be required. The proxies will not be voted for more than 12 nominees.

Effective March 31, 2010, Chairman and Chief Executive Officer C. Dowd Ritter retired from the Board and as Chief Executive Officer of Regions. In December 2009 the Board elected Independent Lead Director Earnest W. Deavenport, Jr. to serve as Non-Executive Chairman effective April 1, 2010. Under the terms of Regions’ Corporate Governance Principles, Mr. Deavenport would have retired on the eve of the 2010 annual meeting as he has reached the age of 72. After considering Mr. Deavenport’s dedication to Regions, the significant contributions he has made to the Board over the past decade and the continuity the Board believes he will provide in his continued service as Non-Executive Chairman, the Board determined that Mr. Deavenport be allowed to stand for re-election at the 2010 annual meeting for an additional one-year term notwithstanding provisions regarding retirement at age 72 in the Corporate Governance Principles. If Mr. Deavenport is elected, he expects to serve a one-year term and then retire from the Board on the eve of the 2011 annual meeting of stockholders.

Director Claude B. Nielsen has informed Regions that he will not stand for re-election as a Director at the 2010 annual meeting of stockholders and will retire from the Board effective May 13, 2010, the date of the meeting.

Important: Unlike previous years, brokers holding shares beneficially owned by their clients will no longer have the ability to cast votes with respect to the election of Directors unless they have received instructions from the beneficial owner of the shares. Therefore, in order for your vote to be counted regarding the election of Directors if your shares are held by a broker, you must provide instructions to your broker. Please instruct your broker how you want to vote by following the instructions on the voting instruction form provided by your broker.

Information about Regions Directors and Nominees

The following biographies show the age and principal occupations during the past five years of each of the Directors, the date the Director was first elected to the Board of Regions or companies merged with Regions and the directorships they now hold and have held within the last five years with corporations subject to the registration or reporting requirements of the Securities Exchange Act of 1934 or registered under the Investment Company Act of 1940. Each Director’s specific experiences, qualifications, attributes or skills that led the Board to conclude that such person should serve as a Director are also described.

DIRECTOR NOMINEES

Samuel W. Bartholomew, Jr.

Mr. Bartholomew, 65, has been a Director since 2001. From 1997 until July 2005 he was Chairman and Chief Executive Officer of the law firm Stokes Bartholomew. From July 2005 through 2009, he served as Chairman Emeritus—Tennessee of Adams and Reese LLP law firm. Currently he is Of Counsel at the law firm of Adams and Reese LLP. Additionally, since January 2004 he has been the Clinical Professor of Business Law at Vanderbilt-Owen School of Management.

Mr. Bartholomew was a founder of the law firm of Stokes Bartholomew, which in 2005 merged with the firm of Adams and Reese. Adams and Reese has over 280 lawyers in 13 offices throughout the south central United States. Mr. Bartholomew has practiced law since 1977. His practice has covered a variety of areas, including corporate, banking and finance. He is a graduate of the United States Military Academy and a highly decorated veteran. He continues to be active with West Point and military programs. Mr. Bartholomew is a graduate of Vanderbilt School of Law where he taught financial institutions and other business law classes for 10 years and continues to teach at Vanderbilt’s Owen Graduate School of Management where he is a Clinical Professor of Business Law. Mr. Bartholomew served on the board of directors of Third National Bank (now SunTrust) prior to joining the Board of Union Planters Corporation, which merged with Regions in 2004. He is a past director of the Federal National Mortgage Association (Fannie Mae) and the Tennessee Housing Development Agency and was appointed a Federal Land Commissioner by the U.S. District Court. He is active in many civic and state organizations and has been the recipient of many legal awards. Mr. Bartholomew’s service on the boards of Fannie Mae and Third National Bank, the Tennessee Housing Development Agency and as a Federal Land Commissioner gives him valuable insight into a number of issues facing the financial services industry today. The depth of his banking knowledge and experience and his legal background make Mr. Bartholomew well qualified to be a member of Regions’ Board.

George W. Bryan

Mr. Bryan, 65, has been a Director since 1986. He is retired from Sara Lee Corporation, Food Division, a food processing and packaging company, where he served as Senior Vice President from 1983 to 2000. Mr. Bryan has been the Chief Executive Officer, Old Waverly Investments, LLC, a real estate firm, since 2001. He also serves as a director of Buckeye Technologies Inc.

Mr. Bryan began his business career at Bryan Foods, a family owned meat products manufacturing business. He became President of Bryan Foods at age 28. Mr. Bryan was named Chief Executive Officer of Sara Lee Foods after Sara Lee’s acquisition of Bryan Foods. Mr. Bryan has developed residential and commercial real estate in Tennessee and Utah for much of the past decade. He earned a degree in business administration from Mississippi State University. At Buckeye Technologies Inc., Mr. Bryan serves on the Nominating and Corporate Governance Committee and the Compensation Committee. As President of Bryan Foods, Senior Vice President of Sara Lee Corporation and Chief Executive Officer of Sara Lee Foods, Mr. Bryan was responsible for key managerial, strategic, financial and operational decisions, providing significant experience to draw upon in his capacity as a Director of Regions, and, together with his other experience, make him well qualified to be a member of Regions’ Board.

David J. Cooper, Sr.

Mr. Cooper, 64, has been a Director since 2005. Mr. Cooper is currently the Vice Chairman and was previously the President of Cooper/T. Smith Corporation, a privately held corporation that is one of the largest stevedoring and maritime-related firms in the United States. He also serves as a director of Alabama Power Company.

Mr. Cooper graduated from the University of Alabama School of Commerce and Business Administration and joined his family’s stevedoring company, Cooper/T. Smith Corporation. Under the direction of Mr. Cooper and his brother, the company has grown and diversified and now operates in 37 ports on the East, West and Gulf Coasts of the United States, and has operations in South America. The company has also diversified its business interests, including warehousing, insurance, terminal operations, tugboats, push boats and barging. Mr. Cooper served on the board of directors of SouthTrust Bank (now part of Wells Fargo) prior to joining the board of AmSouth Bancorporation, which merged with Regions in 2006. Mr. Cooper is active in civic and educational organizations. Mr. Cooper’s service on the board of Alabama Power Company provides him with insight in dealing with another regulated industry. He also brings to our Board extensive knowledge of how to effectively run a large business as evidenced by the diversification and growth of Cooper/T. Smith Corporation under Mr. Cooper’s direction. His experience makes him well qualified to be a member of Regions’ Board.

Earnest W. Deavenport, Jr.

Mr. Deavenport, 72, has been a Director since 1999. He is the retired Chairman of the Board and Chief Executive Officer of Eastman Chemical Company, a manufacturer of plastic, chemical and fiber products, positions he held 1994-2002. Mr. Deavenport also serves as a director of King Pharmaceuticals, Inc. and Zep, Inc.

Mr. Deavenport has served as a director of multiple public and private companies as well as being the past chairman of three national associations, including the National Association of Manufacturers. His service at Eastman Chemical Company and Eastman Kodak spanned 1960 through 2002 when he retired as Chairman and Chief Executive Officer of Eastman Chemical. Mr. Deavenport has a Bachelor of Science degree in Chemical Engineering from Mississippi State University and earned his Master of Science degree in Management from Massachusetts Institute of Technology. Mr. Deavenport has received many awards and honors throughout his career and served with distinction on many national and educational boards. At King Pharmaceuticals, Inc., Mr. Deavenport serves on the Nominating and Corporate Governance Committee, the Compensation Committee and the Risk Committee. At Zep, Inc. he is lead director and serves on the Nominating and Corporate Governance Committee and Compensation Committee. He also serves as lead director at the privately-owned Milliken and Company. Mr. Deavenport’s experience as Chief Executive Officer and Chairman of the Board of Eastman Chemical Company, as well as his service as director of a number of public and private companies, including as lead director of Zep, Inc. and Milliken and Company provides Mr. Deavenport with a wealth of knowledge and understanding of the role of the Board of Directors, positions him well to serve as our Chairman, and makes him well qualified to be a member of Regions’ Board.

Don DeFosset

Mr. DeFosset, 61, has been a Director since 2005. He is the former Chairman, President and Chief Executive Officer of Walter Industries, Inc. (now Walter Energy, Inc.) a diversified public company with businesses in water infrastructure products, metallurgical coal and natural gas, home building and mortgage financing. He served as Chairman from March 2002 to September 2005, and as President and Chief Executive Officer from November 2000 to September 2005. He also serves as a director of Terex Corporation, EnPro Industries, Inc. and National Retail Properties. From January 2007 until August 2008 he also served as Non-Executive Chairman and Board Member of the James Hardie NV Board of Directors.

Over his career, Mr. DeFosset held significant leadership positions in major multinational corporations, including Dura Automotive Systems, Inc., Navistar International Corporation and AlliedSignal, Inc. Mr. DeFosset has an Industrial Engineering degree from Purdue University and a Master of Business Administration degree from Harvard University. Mr. DeFosset is active in civic and charitable affairs. He serves on Regions’ Audit Committee and has been determined to be an “audit committee financial expert.” At Terex Corporation, Mr. DeFosset serves on the Audit Committee and Compensation Committee. He serves on the Audit and Risk Management, Compensation and Human Resources, and Nominating and Corporate Governance Committees of EnPro Industries, Inc. At National Retail Properties, he serves on the Compensation and Governance and Nominating Committees. Having served as Chairman, Chief Executive Officer and President of Walter Industries, Inc., Mr. DeFosset brings extensive management and business experience to our Board as well as a deep understanding of complex issues concerning public companies. Mr. DeFosset is also able to draw upon his knowledge of the mortgage industry acquired during his tenure at Walter Industries, Inc. His service on the Boards of Directors of a variety of large public companies further augments his experience. All of this makes him well qualified to be a member of Regions’ Board.

O. B. Grayson Hall, Jr.

Mr. Hall, 52, has been a Director since 2008. On April 1, 2010, Mr. Hall became President and Chief Executive Officer of Regions and Regions Bank. From October 2009 through March 2010, he served as President and Chief Operating Officer of Regions and Regions Bank. From December 2008 to October 2009, he served as Vice Chairman and Head of the General Bank Group of Regions and Regions Bank. He was previously the Senior Executive Vice President, General Bank Group of Regions and Regions Bank and, prior to that, Senior Executive Vice President and Lines of Business/Operations and Technology Group Head of AmSouth Bancorporation and AmSouth Bank. Mr. Hall also serves as a director of Zep, Inc.

Mr. Hall’s banking career started in 1980 as a participant in the management trainee program at AmSouth, which merged with Regions in 2006. He has served in roles of increasing responsibility including head of the Operations and Technology Group from 1993 to 2004 and manager of all lines of business from 2005 to 2006. Mr. Hall was named head of the General Banking Group in 2006 and in 2008 was elected Vice Chairman and a member of the Boards of Directors of Regions Financial Corporation and Regions Bank. The General Banking Group included all banking offices across Regions’ 16-state footprint. His responsibilities included oversight of Morgan Keegan & Company, Inc., Operations and Technology, Corporate Marketing and Business Services Group. In October 2009 the Board named him President and, in December 2009, the Board named him Chief Executive Officer effective upon the retirement of C. Dowd Ritter on March 31, 2010. In addition to a Bachelor’s degree in Economics from The University of the South and a Master’s degree in Business Administration from The University of Alabama, Mr. Hall is a graduate of the Stonier School of Banking. Mr. Hall is active in several civic and leadership organizations. At Zep, Inc., Mr. Hall serves on the Compensation Committee and the Audit Committee. Mr. Hall’s knowledge of all areas of the Company, together with his years of experience in banking, make him well qualified to be a member of Regions’ Board.

Charles D. McCrary

Mr. McCrary, 58, has been a Director since 2001. He has served as the President and Chief Executive Officer of Alabama Power Company, a public utility, since 2001. He also serves as a director of Alabama Power Company and Protective Life Corporation.

Mr. McCrary is the President and Chief Executive Officer of Alabama Power Company, which provides electricity to over one million customers. He holds an engineering degree from Auburn University and a law degree. Since beginning his career with Alabama Power over 30 years ago, he has held various positions of increasing responsibility within Southern Company, the parent company of Alabama Power. Mr. McCrary is active in civic, educational and charitable affairs and currently serves as Chairman of the Economic Development Partnership of Alabama. Mr. McCrary serves on Regions’ Audit Committee and has been determined to be an “audit committee financial expert.” Mr. McCrary serves on the Corporate Governance and Nominating Committee and Finance and Investments Committee at Protective Life Corporation. He also serves on the board of privately-held Mercedes-Benz U.S. International, Inc. As President and Chief Executive Officer of Alabama Power Company and a director of Protective Life Corporation, Mr. McCrary brings a valuable understanding of issues that are unique to a company in a regulated industry. Mr. McCrary’s depth of knowledge and experience running a regulated company and his other experience make him well qualified to be a member of Regions’ Board.

James R. Malone

Mr. Malone, 67, has been a Director since 1994. He is the founding and Managing Partner of Qorval LLC, a financial and business restructuring, consulting and investment banking firm. Mr. Malone is also founder and partner in Boyne Capital Partners, LLC, a private equity investment firm. During 2008, Mr. Malone served as Chief Executive Officer of AHM Holdings Corp., an aviation maintenance, repair and overhaul company and previously served as Chairman, President and Chief Executive Officer of American Asphalt & Grading, an engineering, development and paving services company. From 2004 to 2006 he was Vice Chairman, Chairman, President and Chief Executive Officer of Brown Jordan International, Inc., a furniture manufacturer. In 2005, he also served as Chairman, President and Chief Executive Officer of Cenveo, a graphics communications company. From 1996 to 2004, he served as Chairman of the Board and Chief Executive Officer of HMI Industries, Inc., a producer of surface cleaners for residential and commercial use and other industrial manufactured products. Mr. Malone also serves as a director of Ametek, Inc. and serves as Chair of the Board of Governors of Citizens Property Insurance Corporation, created by the Florida Legislature in 2002 as the state’s property insurer of last resort.

Mr. Malone earned his Bachelor of Science degree from Indiana University and attended Northwestern University’s Kellogg School of Management and its Institute in International Management in Burgenstock, Switzerland. He has served as chief executive officer of five different Fortune 500 companies through their restructuring. Citizens Property Insurance Corporation, where he currently serves as Chairman, is the third largest property insurance underwriter in the United States. Mr. Malone is active in civic organizations. Mr. Malone serves on Regions’ Audit Committee and has been determined to be an “audit committee financial expert”. He serves on the Audit, Compensation and Corporate Governance Committees at Ametek, Inc. Mr. Malone is an experienced leader whose numerous management positions have provided him with an abundance of skills in handling complex financial issues, all of which makes him well qualified to be a member of Regions’ Board.

Susan W. Matlock

Ms. Matlock, 63, has been a Director since 2002. Currently she serves as President and Chief Executive Officer of Innovation Depot, Inc., an emerging business incubation center. Innovation Depot, Inc. was established in 2007 as the result of the combination of the University of Alabama at Birmingham’s biotech/life science incubation program and the mixed-use incubation program Entrepreneurial Center. Ms. Matlock was founding President of the Entrepreneurial Center and Executive Director of the University of Alabama at Birmingham’s program.

Ms. Matlock was named as one of the “Top 25 Most Influential People in the Southeast Technology Community” by TechJournal South in late 2007. Innovation Depot is a business incubation program that assists in the development of emerging biotechnology/life sciences, information technology and service businesses. Ms. Matlock serves on the board of many civic, educational and leadership organizations and was past Chairman of the National

Business Incubation Association and founding Chairman of the Alabama Business Incubation Network. She has been recognized by the U.S. Small Business Administration as the Financial Services Advocate of the Year for the State of Alabama. Ms. Matlock has a Master in Public Administration degree from the University of Alabama at Birmingham and has taught the Entrepreneurial course offered to candidates for a Master in Public and Private Management degree at Birmingham-Southern College. She completed an Executive in Residence program at Harvard Business School. Ms. Matlock is active in civic, educational and leadership organizations. Ms. Matlock’s expertise in entrepreneurialism and innovation, combined with her other experience, makes her well qualified to be a member of Regions’ Board.

John E. Maupin, Jr.

Dr. Maupin, 63, has been a Director since 2007. He has served as the President of Morehouse School of Medicine since 2006 and previously was the President of Meharry Medical College. Dr. Maupin also serves as a director for LifePoint Hospitals, Inc., AIG Retirement Companies, a group retirement mutual fund complex, and HealthSouth Corporation.

In addition to Dr. Maupin’s undergraduate degree from San Jose State College and Doctor of Dental Surgery degree from Meharry Medical College in the School of Dentistry, he received a Master of Business Administration degree from Loyola College and retired from the US Army Dental Corps in 1997 with the rank of lieutenant colonel. Dr. Maupin has more than 30 years of experience in health-care administration, public health and academic medicine. His career includes 15 years serving as a chief executive officer and five years as a chief operating officer. Dr. Maupin is a former director of Pinnacle Financial Partners, a bank holding company, and Monarch Dental Corporation, a dental care management company. He is past president of the National Dental Association and has participated as a member of numerous state and national healthcare task forces, scientific panels and advisory councils. Dr. Maupin is actively engaged in community service and has received numerous honors and awards. At HealthSouth Corporation, Dr. Maupin serves on the Nominating/Governance and Compliance and Healthcare Quality Committees. At Life Point Hospitals, Inc., he serves on the Audit and Compliance, Compensation, and Corporate Governance and Nominating Committees. Dr. Maupin’s extensive managerial responsibilities and insight gained from his broad range of experience make him well qualified to be a member of Regions’ Board.

John R. Roberts

Mr. Roberts, 68, has been a Director since 2001. He is the retired Managing Partner, Mid-South Region, of Arthur Andersen LLP, a certified public accounting firm, a position he held from 1993 to 1998. He served as Independent Consultant and Executive Director of Civic Progress, Inc., a nonprofit organization, from 2001 through 2006. Mr. Roberts is currently a director of Energizer Holdings, Inc. and serves on Energizer’s Audit and Nominating and Executive Compensation Committees. He is also currently a director of Centene Corporation where he serves on Centene’s Audit Committee.

Mr. Roberts received his Bachelor of Science in Accountancy from the University of Alabama and completed the executive education program of Washington University. He was a member of the Board of Directors of Union Planters Corporation which merged with Regions in 2004. His 35-year career at Arthur Andersen included management responsibilities and service as engagement partner on a number of large public companies, including, among others, ITT Financial Corporation, General Dynamics Corporation and Federal Express Corporation. Mr. Roberts is currently active in several civic and leadership groups. He serves on Regions’ Audit Committee and has been determined to be an “audit committee financial expert.” Mr. Roberts’ experience in management and public accounting during his 35 years at Arthur Andersen, as well as his service as a director on the Boards of Energizer Holdings, Inc., and Centene Corporation, provide him with an abundance of experience in dealing with financial and accounting matters, and make him well qualified to be a member of Regions’ Board.

Lee J. Styslinger III

Mr. Styslinger, 49, has been a Director since 2003 and serves as the Chief Executive Officer of Altec, Inc., a leading equipment and service provider for the electric utility, telecommunications and contractor markets. Altec provides products and services in over 100 countries.

Mr. Styslinger received his Bachelor of Arts degree from Northwestern University and earned a Master of Business Administration degree from Harvard University. He actively serves on the board of many educational, civic and leadership organizations, including the Executive Committee of the National Association of Manufacturers. Mr. Styslinger serves on Regions’ Audit Committee and has been determined to be an “audit committee financial expert.” As Chief Executive Officer of Altec, Inc., Mr. Styslinger brings a wealth of management and business experience running a large company in today’s global market. All of this makes him well qualified to be a member of Regions’ Board.

The Board of Directors

Board Structure and Committee Composition

The full Board met 17 times during 2009. As of the date of this proxy statement, our Board has 13 Directors and the following standing committees to assist it in carrying out its work: Audit, Nominating and Corporate Governance, Compensation, and Risk. Each of these committees has its own charter. Regions’ Corporate Governance Principles, Code of Business Conduct and Ethics, Code of Ethics for Senior Financial Officers and the charters for each of Regions’ standing Board committees are available on Regions’ website at www.regions.com in the Corporate Governance section of Shareholder Information under “About Regions/Careers”.

Board Leadership Structure

In December 2009, C. Dowd Ritter announced his retirement as Chairman and Chief Executive Officer of Regions effective March 31, 2010. The Board elected President and Chief Operating Officer O. B. Grayson Hall, Jr. to succeed Mr. Ritter as Chief Executive Officer and elected Earnest W. Deavenport, then Independent Lead Director of Regions, to serve as Non-Executive Chairman of the Board upon Mr. Ritter’s retirement. The Board believes this is the appropriate leadership structure for Regions given the transition in executive management and the continuing challenges faced by financial services companies today. The Board plans to periodically consider its leadership structure in conjunction with its Nominating and Corporate Governance Committee.

At its meeting in December 2009, the Board elected Independent Lead Director Earnest W. Deavenport, Jr. as Non-Executive Chairman effective April 1, 2010 upon the retirement of C. Dowd Ritter on March 31, 2010. At that time, Regions’ Corporate Governance Principles provided that the Chair of the Nominating and Corporate Governance Committee would also serve as the Independent Lead Director for the Board. Accordingly, Mr. Deavenport, as Chair of the Nominating and Corporate Governance Committee, served as Independent Lead Director during 2009 and until he became Non-Executive Chairman of the Board effective April 1, 2010. In January 2010, the Board of Directors amended the Corporate Governance Principles to provide that there will not be an Independent Lead Director when there is a Non-Executive Chairman.

Board’s Role in the Risk Management Process

The Board oversees the management of risk through the Risk Committee, with guidance from the Audit Committee on major financial risks.

The Risk Committee oversees Regions’ general risk management with a focus on Regions’ major risks, including emerging risks. The categories of risk overseen by the Risk Committee include legal risk, reputation risk, liquidity risk, credit risk, market risk, regulatory risk and operational risk. The Risk Committee receives information from Regions’ Risk Management Group and others and recommends the actions or steps to be taken as it deems appropriate. The Risk Committee reports to the Board with respect to any notable risk management issues and coordinates with other Board and management level committees as necessary. In addition, the Risk Committee, along with the Chief Risk Officer, oversees the Risk Management Group’s responsibilities, budget and staffing.

Notwithstanding the Board’s allocation of oversight responsibilities for risk and risk management to the Risk Committee, the Audit Committee reviews the guidelines and policies by which risk management and risk assessment are undertaken with respect to Regions’ major financial exposures. The Audit Committee discusses these major financial exposures, as well as steps taken to monitor and control such exposures, with Regions’ management.

Board Committees

Regions’ four standing Board committees meet regularly and additionally as needed. Information about each committee follows.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee, which held four meetings during 2009, consists of Earnest W. Deavenport, Jr., Chair, David J. Cooper, Sr. and Charles D. McCrary.

The role of the Committee is to propose nominees for the Board including the current nominees for election at the annual meeting. The Committee also is responsible for reviewing, revising and maintaining the corporate governance policies and procedures of Regions, and for coordinating and overseeing the annual self-evaluation process of the Board and each committee. The members of the Committee are independent in accordance with the applicable director independence requirements of the NYSE listing standards.

Risk Committee

The Risk Committee, which held four meetings during 2009, consists of James R. Malone, Chair, Samuel W. Bartholomew, Jr. and John E. Maupin, Jr.

The role of the Committee is to assist the Board in overseeing, and receiving information regarding, Regions’ policies, procedures and practices relating to the various types of risks to which Regions is exposed. For more information, see “Board’s Role in the Risk Management Process” above.

Compensation Committee

The Compensation Committee, which held 10 meetings during 2009, consists of Claude B. Nielsen, Chair, George W. Bryan, Earnest W. Deavenport, Jr., Susan W. Matlock and Lee J. Styslinger III. The members of the Committee are independent in accordance with the applicable director independence requirements of the NYSE listing standards.

For a description of the organization and operation of the Compensation Committee, see the “Compensation Discussion and Analysis” section of this proxy statement.

Audit Committee

The Audit Committee, which held nine meetings in 2009, consists of John R. Roberts, Chair, Don DeFosset, Charles D. McCrary, James R. Malone and Lee J. Styslinger III. Committee members satisfy the applicable independence requirements of the NYSE listing standards, rules of the SEC and Regions’ Audit Committee Charter.

The principal duties of the Committee include engaging and monitoring the performance of Regions’ independent registered public accounting firm, reviewing with Regions’ independent public accounting firm the planning and results of the auditing engagement, reviewing the activities and recommendations of Regions’ internal auditors, reviewing the adequacy of internal accounting and financial reporting controls, reviewing Regions’ audited and unaudited financial reports and related public disclosures, and monitoring Regions’ compliance with legal and regulatory requirements. Members of the Audit Committee are not professionally engaged in the practice of auditing or accounting.

Audit Committee Financial Experts

The Board believes that the following members of the Audit Committee qualify as audit committee financial experts within the meaning of the rules of the SEC and have accounting or related financial management expertise under the rules of the NYSE: Messrs. DeFosset, McCrary, Malone, Roberts and Styslinger. In addition, all Audit Committee members are financially literate, as required by NYSE listing standards, and all members meet the additional criteria for independence of audit committee members as set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended.

Accounting or Audit-Related Complaints

The Audit Committee has established procedures for the receipt, retention and evaluation of complaints and submissions concerning accounting and audit-related matters, the features of which include insulation from management, safeguards for protecting anonymity and confidentiality of associate submissions, alternative methods for submissions, dedication of resources for investigations and the recording and preservation of findings. The procedures are administered by the Audit Committee and a limited number of individuals in Regions’ corporate security, risk, legal and internal audit areas. Regions has effectively notified its associates that the procedures are in place and how to direct a complaint or submission. Any interested party may communicate concerns regarding accounting, internal accounting controls or auditing matters directly to the attention of the Audit Committee as follows:

Regions Financial Corporation

Attention: Audit Committee Chairman

c/o Office of the Corporate Secretary

1900 Fifth Avenue North

Birmingham, Alabama 35203

Director Nomination Process, Board Membership Criteria and Board Diversity

The Nominating and Corporate Governance Committee is charged with identifying and reviewing individuals believed to be qualified to become board members for recommendation to the Board. The Committee will consider and assess candidates consistent with criteria established by the Board and set forth in Regions’ Corporate Governance Principles. The Committee will consider all pertinent issues and factors bearing on the qualifications of candidates in light of such criteria. The Nominating and Corporate Governance Committee may from time to time use its authority under its charter to retain a professional search firm to identify candidates. During 2009, Regions engaged a professional search firm to assist in identifying and evaluating potential Director nominees.

Regions’ Corporate Governance Principles affirm that the Board seeks members from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. Directors should have experience in positions with a high degree of responsibility, be leaders in the companies or institutions with which they are affiliated and be selected based upon contributions they can make to the Board and management, regardless of gender or race. There is no formal process for implementing this policy. However, the Board performs an annual self-evaluation and board diversity is part of the evaluation about which each Director is asked to make an assessment.

Regions’ By-laws provide that a stockholder may nominate a candidate for Director and establish the procedures and requirements for such a nomination. In general, a stockholder must submit to Regions’ Corporate Secretary a notice of the nomination not less than 120 days prior to the anniversary of the date of the previous year’s proxy statement. The notice must be accompanied by all information relating to each nominee that is required to be disclosed in solicitations of proxies for election of Directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a Director if elected.

It is the current policy and practice of the Committee to evaluate any qualified candidate for Director under the applicable criteria without regard to the source of the recommendation of the candidate. A stockholder who desires to recommend a candidate for Director should follow the procedure set forth in Regions’ By-laws as described above.

All of the nominees for Directors being voted upon at the annual meeting are Directors standing for re-election.

Director Attendance

In 2009, all incumbent Directors attended at least 75% of the aggregate of the meetings held by the Board and by Committees of which they were members.

Director Attendance at the Annual Meeting

It is Regions’ policy that Directors attend the annual meeting of stockholders. All Directors attended Regions’ 2009 annual meeting.

Meetings of Independent Directors

All Directors and then the independent Directors meet in executive sessions at each regular meeting of the Board, and are offered the opportunity to meet in executive sessions at regularly-scheduled update conference call meetings held by the Board. These executive sessions provide the opportunity for discussion of compensation, succession planning and other sensitive topics. Typically, the Board will meet in full executive session, followed by an executive session of independent Directors. Regions’ independent Directors met eight times in 2009 in executive session without any management Directors present. The chair of the Nominating and Corporate Governance Committee and Independent Lead Director presided over all but one of these executive sessions; Director McCrary presided at one executive session when the Independent Lead Director was unable to stay for the executive session. Beginning April 1, 2010, Mr. Deavenport, the Non-Executive Chairman of the Board, will preside at executive sessions of the independent Directors.

Director Independence

The Board has established categorical standards of director independence to assist it in making the determination whether a Director is independent and in assessing the materiality of the Director’s relationship with Regions. These standards will be periodically reviewed and may be amended from time to time. The current categorical standards are set forth in Appendix A to this proxy statement.

The Board has reviewed the relationships between Directors and Regions in light of the applicable independence standards of the NYSE and the categorical standards. The purpose of the review was to determine whether any Director, either directly or indirectly, has a material relationship with Regions that would preclude the Director from being independent. As a result of the review, the Board has affirmatively determined that each Director is an independent Director, other than C. Dowd Ritter, Chairman and Chief Executive Officer until his retirement on March 31, 2010, O. B. Grayson Hall, Jr., President and Chief Executive Officer effective April 1, 2010 and Samuel W. Bartholomew, Jr., who is Of Counsel at the law firm of Adams and Reese LLP, which Regions engages for the performance of legal services and proposes to engage in the future.

The following-named Directors have been determined by the Board to be independent:

George W. Bryan	Susan W. Matlock

David J. Cooper, Sr.	John E. Maupin, Jr.

Earnest W. Deavenport, Jr.	Claude B. Nielsen

Don DeFosset	John R. Roberts

Charles D. McCrary	Lee J. Styslinger III

James R. Malone

In the process and at the time of evaluating the independence of Directors, the Board considered all relevant transactions, relationships and arrangements. Specifically, the Board considered transactions and relationships of the following categories or types:

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All of the Directors, either individually or through an affiliated entity, having a customer relationship with Regions, such as a deposit, brokerage, trust or other financial services relationships in the ordinary course of Regions’ banking and/or brokerage business, on terms and conditions not more favorable than those afforded by Regions to other similarly situated customers.

•

Directors Bryan, Cooper, Deavenport, McCrary, Malone, Matlock, Maupin, Nielsen, Roberts and Styslinger, either individually or through an affiliated entity, having bank loans from Regions on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans by Regions to unrelated persons, and involving no more than the normal risk of collectibility and no other unfavorable features.

•

Directors Bryan, Cooper, Deavenport, McCrary, Malone, Matlock, Maupin, Nielsen and Styslinger serving in a leadership position with a charitable organization to which Regions made charitable contributions of less than the greater of $1,000,000 or 2% of such organization’s consolidated gross revenues in any of 2007, 2008 or 2009.

•	Mr. Cooper’s nephew serving on Regions’ local advisory board in Mobile, Alabama, and a son-in-law being a non-executive employee of Morgan Keegan & Company, Inc.

•	Mr. Deavenport’s son having been hired in early 2010 as a non-executive employee of Regions Bank in the capacity of community banker.

•

Dr. Maupin serving as Chairman of the Board of Directors of Regions Community Development Corporation, a non-profit corporation sponsored by Regions dedicated to providing technical assistance for affordable housing, small business and community development initiatives.

•	Mr. Nielsen’s son being a non-executive employee of Regions Bank in the capacity of branch manager during a portion of 2009.

In each case the Board concluded, in light of the applicable independence standards of the NYSE and the categorical standards, that the transaction or relationship does not rise to the level such that it could reasonably be deemed to impair the Director’s exercise of independent judgment and autonomy in carrying out the duties and responsibilities of a Director.

Relationship of Compensation Policies and Practices to Risk Management

Regions has long adhered to compensation policies and practices that are designed to support a strong risk management culture. Our compensation policies and practices for all associates are not reasonably likely to have a material adverse effect on the Company.

As we describe in our Compensation Discussion and Analysis, the process of limiting risk starts with the Board in setting the risk appetite for the Company and establishing policies and implementing appropriate limits. Strategic business plans are developed for each line of business and division of the Company, and these plans recognize and account for the risk tolerances supported by the Board. Compensation policies and plans are then designed and periodically reviewed and revised to ensure that they continue to support the strategic direction for the Company.

Consistent with effective risk management principles, base salaries of associates are competitive and represent a significant portion of the compensation of all associates and, therefore, do not encourage excessive risk taking in order to increase compensation levels. Variable compensation payments are made to many, if not most, associates within the Company, and provide an important tool to motivate associates to excel at executing our business plans. However, variable incentive policies and plans by design are aimed at aligning long-term associate and stockholder interests and overall represent a small percentage of total revenue.

Nonetheless, our Compensation Committee continues to monitor the effect changes in the economic environment have on our existing risk management practices and has determined that it was prudent to strengthen the link between risk management and the management of our compensation plans. In that effort, we have recently introduced modifications to our policies and programs that further support effective risk management. In addition to other controls, the Compensation Committee has recently introduced changes to all our compensation programs to strengthen clawback provisions, to provide flexibility for deferrals of incentive payments over time to more closely match compensation to the risk profile of the business generating the incentive, and to introduce additional discretionary judgment so that not only individual performance, but relevant line of business and Company-wide performance are also considered in the incentive determination process.

Compensation Consultant Disclosure

The Compensation Committee of the Board retains McLagan (an Aon Company), a nationally recognized financial services industry human resource consulting firm, to provide ongoing advice and information regarding the design and implementation of our executive compensation programs. Since the engagement in late 2006, Mr. Brian Dunn, President of McLagan, has served the Committee in this role. McLagan’s and Mr. Dunn’s services are almost exclusively for the Compensation Committee and are more fully described in the Compensation Discussion and Analysis.

It is the Committee’s view that its compensation consultant and any other advisors should be able to render candid and direct advice independent of management’s influence, and numerous steps have been taken to satisfy this objective. First, in evaluating firms to provide consulting services to the Committee, other services provided by the firm to the Company are considered. In addition, while members of management may assist the Committee in the search for consultants, the Committee members manage the interview and search process and ultimately make the sole decision to hire or engage a consultant.

The consultant meets separately with Committee members outside of the presence of management at each meeting and will also speak with the Chairman and other members of the Committee between meetings if necessary or desired. The interactions of the consultant with members of management are primarily on behalf of the Committee or in connection with the preparation of meeting materials and proposals that will be presented to the Committee for discussion and approval. With respect to preparation for Committee meetings, Mr. Dunn works with the Head of Human Resources and Regions’ Compensation and Benefits department to the extent necessary to carry out the consulting responsibilities for the Committee. Other services performed for the Company must be pre-approved by the Committee Chairman.

Finally, the consultant also prepares for the Committee Chairman an independence letter for the year and reviews the nature and amount of work performed for the Committee during the year, the nature of any non-executive compensation services performed for the Company and the amount of fees for those services in relation to the total fees received.

In 2009, in addition to the executive compensation advisory services McLagan provided to the Committee, the Company also purchased from McLagan financial services industry competitive compensation survey data for positions that are not part of the Committee’s direct oversight and engaged the firm for one compensation project relating to a review of incentive plans and compensation programs in place for a particular business unit within the Company. The fees related to these non-Compensation Committee services, including the purchase of competitive survey and market data, were approved by the Chairman of the Committee and were less than $120,000 for the year.

The Chairman of the Committee has evaluated this information and concluded that the Compensation Consultant met the criteria as an independent advisor for 2009.

Review, Approval or Ratification of Transactions with Related Persons

The Board has adopted a written policy called the “Related Person Transactions Policy”. This policy provides a mechanism for the identification, evaluation, and approval or disapproval of significant transactions involving Regions and persons related to Regions as described below.

For purposes of the policy, a related person transaction is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which Regions was, is or will be a participant and the amount involved exceeds $120,000 in any fiscal year, and in which any related person had, has or will have a direct or indirect material interest. The category of related persons consists generally of Regions’ Directors, Director nominees and executive officers, any person or entity who is known to be the beneficial owner of more than 5% of any class of Regions’ voting securities, immediate family members of any of the foregoing persons, and entities in which any of the foregoing persons is a partner, principal or 5% or greater beneficial owner. Certain types of transactions are excluded from the category of related persons transactions and are not subject to the policy even if the amount exceeds $120,000. For example, a related person transaction does not include any transaction that involves services of a public utility at rates or charges fixed in conformity with law or governmental authority.

Each Director and executive officer is required to provide the General Counsel, and periodically update, the identification of his or her immediate family members and additional information elicited for administration of the policy. The General Counsel maintains a master list of related persons, and distributes it to the heads of various units within Regions and to the areas of accounts payable and accounts receivable, who will use the information to identify potential related person transactions and to effectuate the policy.

Any related person transaction is subject to either advance notification procedures (if identified in advance) or ratification procedures. In either case, the related person must provide to the General Counsel notice of the facts and circumstances of the transaction, including: (1) the related person’s relationship to Regions and the person’s interest in the transaction; (2) the significant facts of the potential transaction, including the proposed aggregate value of the transaction without regard to the amount of any profit or loss; (3) the purpose of, and the benefits to Regions of the potential transaction; (4) if applicable, the availability of other sources of comparable products or services; (5) an assessment of whether the potential transaction is on terms that are no less favorable to Regions or are comparable to the terms available to an unrelated third party or to associates generally; and (6) an assessment of whether the potential related person transaction is consistent with the Code of Business Conduct and Ethics. The General Counsel will assess whether the transaction is subject to the policy. If it is determined that the transaction is a related person transaction, it will be submitted to the Nominating and Corporate Governance Committee for consideration at the next Committee meeting or, if it is not practicable to wait until the next Committee meeting, to the Committee’s Chairman for prompt consideration.

The Committee, or the Chairman, will consider the relevant facts and circumstances of the related party transaction, including but not limited to: (1) the benefits to Regions; (2) the impact on a Director’s independence in the event the related person is a Director, an immediate family member of a Director or an entity in which a Director is a partner, stockholder or executive officer; (3) the availability of other sources for comparable products or services; (4) the terms of the transaction; (5) the terms available to unrelated third parties or to associates generally; and (6) whether the potential related person transaction is consistent with the Code of Business Conduct and Ethics. Any Director or executive officer who is or whose family members or affiliated entities are the subject of the related person transaction is not permitted to participate in the review, consideration or approval of the related person transaction.

The Committee, or the Chairman, is authorized to approve or ratify those related person transactions that are in, or are not inconsistent with, the best interests of Regions and its stockholders, and that are consistent with the Code of Business Conduct and Ethics, as the Committee or the Chairman determines in good faith. Other related person transactions should be disapproved by the Committee, or the Chairman, and should not be entered into or continued by Regions. The Committee or Chairman will report the decision to the General Counsel, who will report the decision to the appropriate Regions personnel.

The policy also grants the Committee the authority to address situations in which a related person transaction subject to the policy is initiated and is disapproved.

The Committee will annually review and consider any previously approved or ratified related person transaction that remains ongoing.

Communications between Stockholders and Other Interested Parties and the Board

The Board has adopted Corporate Governance Principles that address key governance matters of importance, such as Director qualifications and responsibilities, Board committees, Board operations and Director compensation. The Corporate Governance Principles include a mechanism for stockholders and other interested parties to communicate with the Directors. In particular, any interested party who desires to communicate with nonmanagement Directors of Regions may do so by directing the communication to Regions at the following address:

Regions Financial Corporation

“Director Communication” or “Board Communication”

c/o Office of the Corporate Secretary

1900 Fifth Avenue North

Birmingham, Alabama 35203

Code of Ethics for Senior Financial Officers

The Board has adopted a Code of Ethics for Senior Financial Officers that applies to Regions’ chief executive officer, chief financial officer, principal accounting officer and controller. It may be found on Regions’ website (www.regions.com) in the Corporate Governance section of Shareholder Information under “About Regions/Careers”. Regions intends to disclose any amendments or waivers with respect to its Code of Ethics for Senior Financial Officers on its website.

Code of Business Conduct and Ethics

The Board has adopted a Code of Business Conduct and Ethics that applies to all of the Company’s Directors, associates and others including our chief executive officer, chief financial officer, principal accounting officer and controller. It may be found on Regions’ website (www.regions.com) in the Corporate Governance section of Shareholder Information under “About Regions/Careers”.

Compensation Committee Interlocks and Insider Participation

Directors who served on Regions’ Compensation Committee at any time during 2009 were:

Claude B. Nielsen, Chairman

George W. Bryan

Earnest W. Deavenport, Jr.

Susan W. Matlock

Lee J. Styslinger III

There are no relationships that would create a Compensation Committee interlock as defined under applicable SEC regulations.

Other Transactions

Directors and officers of Regions and beneficial owners of more than 5% of Regions common stock and their associates were customers of, and had transactions with, Regions and our subsidiaries in the ordinary course of business during 2009 and additional transactions may be expected to take place in the ordinary course of business. Included in such transactions are outstanding loans and commitments from Regions Bank, all of which were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to the lender, and did not involve more than the normal risk of collectibility or present other unfavorable features.

Director James R. Malone is and has been a principal of financial and business restructuring and consulting firms. Through his association with these firms, Mr. Malone has occasionally served as an executive officer of companies that retain the firm to assist in their financial restructuring, and as part of the restructuring strategy some of these companies file for bankruptcy. Regions does not believe that Mr. Malone’s service as an executive officer with such companies, which arises solely because of his affiliation with the consulting firms, is material to an evaluation of the ability or integrity of Mr. Malone to serve as a Director of Regions.

William D. Ritter, son of C. Dowd Ritter who was Chairman, President and Chief Executive Officer during 2009 and Chairman and Chief Executive Officer through March 31, 2010, has been employed by Regions since June 1993. In 2009, Mr. Ritter had a base salary of $350,000. He was also eligible for an annual performance-based cash incentive which at target would have been 90% of base salary for the year. He actually earned a performance-based cash incentive for 2009 of approximately 64.8% of base pay. Mr. Ritter is Regional President of the Central Region of Regions Bank. The Central Region is the largest of the four regions of the Company with annual revenue in 2009 of $1.4 billion. Mr. Ritter’s current base salary is $370,000 and is below the base salary of other Regional Presidents responsible for similarly sized regions of the Company. He remains eligible for an annual performance-based cash incentive which at target payout levels would be equal to 90% of base salary. The annual cash incentive is dependent upon successful execution of annual performance goals and can range from zero to two times target. Mr. Ritter is also eligible for an annual grant of equity compensation from the Company. Annual grants for 2010 were not determined as of the date of this proxy statement. His 2009 equity grant had a value of approximately $750,000.

David H. Rupp was an executive officer of Regions during a portion of 2009. His spouse, Lorie Rupp, was employed in the Finance Division of Regions from September 2008 until her resignation on December 15, 2009. Mrs. Rupp was a non-executive employee with an officer title of senior vice president. Her cash compensation for 2009 at the time of her resignation was approximately $182,100. Mrs. Rupp was not eligible for a bonus because she resigned before the end of the year.

Regions retained during 2009, and proposes to retain in the future, the law firm of Adams and Reese LLP, of which Director Samuel W. Bartholomew, Jr. is Of Counsel. During 2009, Regions and its subsidiaries paid legal fees to such firm in the approximate amount of $3,450,000. The dollar value of Mr. Bartholomew’s interest in the transaction was approximately $19,300.

Fairholme has informed us that it is the beneficial owner of more than 5% of our common stock. Two mutual funds sponsored by Fairholme are offered by Morgan Keegan & Company, Inc. (“Morgan Keegan”), a subsidiary of Regions, to its customers. Each of these funds is a no-load fund and Morgan Keegan receives no commissions from the funds. Morgan Keegan does, however, receive a wrap fee from its customers based on the assets it manages, including assets held in funds sponsored by Fairholme. Of Morgan Keegan’s approximately $80 billion of customer assets as of December 31, 2009, roughly $21 million is in funds sponsored by Fairholme. This relationship with Morgan Keegan began before Fairholme became the beneficial owner of more than 5% of Regions common stock and is expected to continue.

BlackRock is the beneficial owner of more than 5% of our common stock. In December 2008 Regions entered into an agreement (the “Agreement”) with BlackRock Financial Management, Inc. (“BlackRock Financial”), a subsidiary of BlackRock, for BlackRock Financial to provide risk management and advisory services to Regions related to Regions’ mortgage servicing rights portfolio. The Agreement is for a term of 24 months and provides that Regions will pay BlackRock Financial a fee of $1,200,000 per year plus an additional fee depending on the size of the portfolio. Regions paid BlackRock Financial $1,296,597 in 2009 pursuant to the Agreement. Morgan Keegan offers its customers a number of funds sponsored by BlackRock. Of Morgan Keegan’s approximately $80 billion of customer assets as of December 31, 2009, roughly $164 million is in funds sponsored by BlackRock. The revenues derived by Morgan Keegan in 2009 from these funds was approximately $510,000. These relationships began before BlackRock became the beneficial owner of more than 5% of Regions common stock and are expected to continue.

AUDIT COMMITTEE REPORT

Regions’ audited financial statements as of and for each of the three-years in the period ended December 31, 2009, are included in Regions’ Annual Report on Form 10-K for the 2009 fiscal year. Regions, acting through its management and Board of Directors, has the primary responsibility for the financial statements and the reporting process, including the systems of internal accounting controls. Ernst & Young LLP, independent auditors engaged by Regions, are responsible for planning and conducting the annual audit, for expressing an opinion on the conformity of Regions’ audited financial statements with U.S. generally accepted accounting principles and for annually auditing the effectiveness of Regions’ internal controls over financial reporting.

The Audit Committee oversees Regions’ financial reporting process on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Committee has reviewed and discussed the audited financial statements with Regions’ management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and the effectiveness of internal controls over financial reporting.

The Audit Committee has reviewed with Ernst & Young LLP their judgments as to the quality, not just the acceptability, of Regions’ accounting principles and such other matters as are required to be discussed with the Committee under auditing standards generally accepted in the United States, including the matters required to be discussed by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90, Audit Committee Communications.

The Audit Committee has received the written disclosures and letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young’s communications with the Audit Committee concerning independence, and has discussed with Ernst & Young their independence in relation to Regions.

The Audit Committee has discussed with Regions’ internal auditors and Ernst & Young LLP the overall scope and plans for their respective audits. The Committee regularly meets with Regions’ internal auditors and Ernst & Young LLP, with and without management present, to discuss the results of their examinations, their evaluations of Regions’ internal accounting and financial reporting controls, and the overall quality of Regions’ financial reporting.

In reliance on the reviews and discussions referred to above, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Committee approved including the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the SEC.

Submitted by the Audit Committee:

John R. Roberts, Chairman

Don DeFosset

Charles D. McCrary

James R. Malone

Lee J. Styslinger III

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

2009 was a challenging year for Regions and for the entire financial services industry. The economic environment and credit market-related challenges that faced the Company in 2009 heightened the importance of leadership and management capabilities at the same time that they negatively impacted the Company’s performance. The Compensation Committee’s (the “Committee”) decisions regarding compensation matters for our senior executives during 2009 were made within this context.

During one of the most difficult operating environments in memory, the executive team:

•	Continued to “de-risk” the balance sheet.

•	Continued active lending efforts to assist consumers and businesses, making or renewing loan commitments totaling $65 billion in 2009.

•	Established proactive outreach efforts helping over 23,500 families stay in their homes.

•	Achieved record account and deposit growth, exceeding our goal of opening over one million new retail and business deposit checking accounts in 2009.

•	Achieved customer retention rates better than industry norms and at historical highs for the Company, with market share improving across the Company’s footprint.

•	Saw credit charge-offs begin to stabilize at the end of 2009, although credit remained challenging.

As a result, although 2009 results reflected a loss of $1.27 per diluted share, Regions ended the year with solid core business performance, a stronger foundation, and poised to take advantage of improving market conditions with substantially improved earnings power. It is within this context of improvements that the Committee made its decisions in setting the compensation for our executive officers in 2009. The following highlights some of the decisions made which are more fully described within the Compensation Discussion and Analysis (“CD&A”) that follows:

•	No Cash Base Salaries were increased for 2009 with the exception of a promotional increase for one executive.

•

No Cash Bonuses were paid for 2009 performance due to our participation in the U.S. Department of the Treasury’s Troubled Asset Relief Program (“TARP”)/Capital Purchase Program, with the exception of one payment to our Chief Financial Officer under a pre-TARP legally binding obligation of the Company.

•

No TARP permitted long-term equity incentive compensation was granted to any executive officer for 2009 performance although such awards would have been allowable under the TARP Interim Final Executive Compensation Standards (“TARP Compensation Standards”).

•

Long-term equity incentive compensation awards that were granted prior to the issuance of the TARP Compensation Standards were granted with significant performance hurdles, and, pursuant to the TARP Compensation Standards, a portion of these awards cannot inure to the benefit of executives for the period during which the Company is still in receipt of TARP funds.

•	So-called “salary stock” as provided for by the TARP Compensation Standards was awarded with the release and payment dates for these awards being set over a multi-year period.

•

The Committee eliminated any monetary benefit for personal use of corporate aircraft by requiring full reimbursement to the Company for any incremental costs in operating the aircraft, and further limited or eliminated other perquisites including all tax gross-up benefits for all executive officers, including Named Executive Officers (“NEOs”) and Senior Executive Officers (“SEO’s”) as defined by the TARP Compensation Standards.

•	Clawback provisions relating to incentive compensation were strengthened and “golden parachute” payments have been prohibited.

This CD&A generally discusses compensation for our NEOs, who are as follows:

C. Dowd Ritter	Chairman and Chief Executive Officer (“CEO”)

Irene M. Esteves	Sr. Executive Vice President and Chief Financial Officer (“CFO”)

O. B. Grayson Hall, Jr.	President and Chief Operating Officer (“COO”)

G. Timothy Laney	Sr. Executive Vice President and Business Services Banking Group Head

William C. Wells, II	Sr. Executive Vice President and Chief Risk Officer (“CRO”)

While the CD&A focuses on compensation for our NEOs, many of the decisions made by the Committee have a broader impact on other key associates of the Company pursuant to our participation in TARP. Under TARP, all of the NEOs named above with the exception of Mr. Laney were also covered by the provisions of TARP. Due to his compensation levels during calendar year 2008, Mr. Laney was not covered by the restrictions of TARP for 2009, but will be included in the TARP covered group during 2010. In addition to the other four NEOs noted above, one additional executive officer was covered by TARP in 2009 due to the fact that he was an NEO for the 2008 calendar year. In addition to these five officers, the next 20 most highly compensated associates of the Company are also covered by TARP, and the Committee has approved the compensation actions for each of these associates.

Although not all of the executive officers of the Company are subject to TARP restrictions, the Committee has generally made the decision that all executive officers, including Mr. Laney and others, would be subject to the same processes, policies, rules, and restrictions relating to compensation in 2009.

Objectives and Pre-TARP Design of Regions’ Compensation Program

Regions’ primary strategic objective is to optimize long-term stockholder value through sustainable and profitable growth, while focusing on superior customer retention and development. In order to achieve this goal, we believe it is imperative that we attract and retain individuals with outstanding talent, expertise and leadership abilities. Our compensation and benefit programs operate under the guidance and oversight of the Compensation Committee of the Board of Directors. The Committee is responsible to the Board for approving Regions’ executive compensation objectives and ensuring that the compensation programs and policies of the Company support the business goals and strategic plans approved by the Board. The Committee operates under a written charter adopted by the Board. A copy of the charter is available at www.regions.com under “About Regions/Careers”/ Shareholder Information/ Corporate Governance/Committee Charters.

In order to attract and retain the level of talent we need to meet our strategic business plans, we have traditionally set target compensation levels around the median of the competitive market. While targets are set around median, our programs have operated so that a significant portion of the total direct compensation that is ultimately delivered to executives is dependent on actual performance as measured against annual and long-term goals that are supportive of our strategic business plans and approved by the Committee. To this end, the objectives of the executive compensation program have historically been to:

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Reward current performance and create incentives to ensure outstanding future performance, placing the majority of our emphasis on performance-based compensation rather than fixed pay and/or entitlements;

•

Make senior leadership feel like owners and align their long-term interests with those of stockholders, through the grant of equity compensation that is performance-based and vests over a period of time and through the establishment of share ownership guidelines;

•

Maintain a position of internal equity with executive benefits programs that are comparable to those of other key associates (perquisites should be used only where supported by a clear business rationale); and

•	Remain competitive as compared to Regions’ peer group.

To support our stated objectives, our historical executive compensation program has been built upon a framework that includes the following components:

•	Cash Base Salary

•	Annual Cash Incentive Compensation

•	Long-Term Incentives including Stock (Equity)-Based Incentives linked to the appreciation of Regions’ Stock and Cash-Based incentives contingent on the achievement of future performance benchmarks

•	Other Benefits and Perquisites

•	Change-in-Control, Post Termination and Other Employment Arrangements

While we continue to believe the pay programs we have used in the past are the best, most effective means of driving the performance we expect, our pay decisions in 2009 have been highly influenced by the requirements and limitations established under the Emergency Economic Stabilization Act of 2008 (“EESA”), as amended by the American Recovery and Reinvestment Act of 2009 (“ARRA”). In the following pages, we outline the major components of our compensation programs and our decisions for 2009 as well as the extent to which those programs and decisions were impacted by the compensation limitations and restrictions of the TARP Compensation Standards issued under these Acts.

Cash Base Salary

Cash base salary ranges have been historically designed so that this fixed component of pay made up less than one-third of the total target compensation package contemplated for the performance levels we expect. We have generally targeted base salary to approximately the 50th percentile level of regional bank peers and other nation-wide financial institution comparisons, with variations to those targets being determined based on individual performance, experience and other individual factors. Due to the limitations of the TARP Compensation Standards, particularly with respect to cash incentive compensation, during 2009 the Committee reviewed the base compensation levels at both the beginning of the year as well as after the issuance of the TARP Compensation Standards.

Our NEOs base salaries for 2009 were initially reviewed by the Committee at the beginning of the year and given their levels at that time, our performance in 2008, and the expectations surrounding a challenging 2009, no increases in cash base salary were recommended or approved with the exception of a promotional increase for Mr. O. B. Grayson Hall, Jr. that had previously been approved by the Board in December of 2008.

Mr. Hall—In December of 2008, the full Board met and approved the appointment of Mr. Hall to the Board, and the promotion of Mr. Hall to the position of Vice Chairman as a part of its succession planning and in recognition of his leadership contributions to the Company. Prior to this time, Mr. Hall had been serving the Company as a Senior Executive Vice President responsible for execution of all of the Company’s business plans throughout the 16 state footprint of the organization as the Head of the General Banking Group. He had also been responsible for leading the operations of Regions Insurance Group and Morgan Keegan, the investment banking and brokerage subsidiary of the Company, and had experienced considerable success in these leadership roles. Due to this promotion, the Board approved a base salary increase for Mr. Hall of $55,000 per year to bring his total cash base salary to $730,000 effective January 1, 2009.

In October of 2009, Mr. Hall was again promoted to the position of President and Chief Operating Officer. In connection with this promotion, the Committee approved a salary increase of $70,000 per year effective January 1, 2010 to bring his cash base salary to $800,000 for 2010.

Annual Cash Incentive Compensation

To support our pre-ARRA philosophy of emphasizing variable and performance-based compensation, we traditionally have provided our executives with the opportunity to earn performance-based annual cash incentives that we generally intended to be a meaningful part of the total compensation received by our top executives, assuming the performance of these executives is at expected levels of achievement.

Effect of ARRA. In June of 2009, however, the U.S. Department of the Treasury issued the TARP Compensation Standards under ARRA, which prohibit the payment of any cash incentive or bonus to our SEOs and any of the next 20 most highly-compensated employees until Regions no longer participates in TARP. Accordingly, as a part of our 2009 annual incentive program, executives did not participate in any annual cash incentive compensation plan, and, with the exception of Ms. Esteves, did not receive any cash compensation other than the base salaries previously discussed.

Ms. Esteves—Upon her hire in early 2008, the Committee approved a pay package for Ms. Esteves that included a guaranteed cash payment of $1,000,000 as of the end of 2009 in lieu of any performance-based annual incentive payment Ms. Esteves might have been eligible for under the Company’s annual incentive plans. This compensation for 2009 was paid in February 2010 because it was a contractual obligation of the Company and permitted under the TARP Compensation Standards as a pre-TARP legally binding right and is reflected in the bonus column of the Summary Compensation Table on pages 47 and 48 of this proxy statement.

Long-Term Incentive Compensation

2009 Long-Term Incentive Grant. It has been an important part of the Committee’s compensation objectives to align the interests of Company executives and other key employees with those of our stockholders. In the past, that objective was primarily achieved through the grant of equity-based compensation. Regions has historically used a variety of long-term stock-based awards, including stock options and both performance-based and service-vested restricted stock and restricted stock units.

In the first quarter of 2009, but prior to the issuance of the TARP Compensation Standards, the Company made its annual grants of long-term awards in the form of performance-vested options and performance-vested restricted stock. In establishing these awards for 2009, the Committee consulted with its independent compensation consultant and reviewed a number of factors in deciding both the magnitude and the form of the grants. Included in the deliberations were first and foremost the Company’s absolute and subjective performance in 2008 and expectations for 2009 performance under then current market economic conditions. In addition, the Committee considered the individual performance of each executive, as well as peer bank competitive information. Finally, the Committee evaluated the value of outstanding equity compensation and took into account the enactment of ARRA, as well as the pressures of forthcoming compensation regulations on cash compensation. After consideration of all of these factors, the Committee elected to award grants to executives with a total economic value equal to the value of the long-term equity awards the executives received in 2008. In addition, the Committee believed it was extremely important that executives be focused on increasing the value of the franchise and, therefore, the vesting of these awards requires both minimum periods of future employment as well as the attainment of significant share price hurdles. The total value of the grants was divided as described below:

Performance-Vested Stock Options. The Committee granted 50% of the value of the long-term award in the form of stock options with a ten-year life. The number of shares was determined using option values derived from the Black-Scholes option valuation model. The stock options have both time and performance-based vesting provisions. The performance hurdles must be met for the options to vest. One-third of the options will vest as of the later of one year from the date of grant or when the stock price has increased by at least 25%. The second third of the grant will vest at the later of two years from the date of grant or upon a 33% increase in the share price, and the final third of the options vest as of the later of three years from the date of grant or upon a 50% increase in share price. The Committee allocated half of the long-term award in the form of stock options, because it believes that of the different types of equity-based awards, stock options most closely tie executive and stockholder interests for sustained increases in the value of the Company’s common stock. An executive will only receive value from the grant of a stock option if the price of a share of stock increases significantly in value from the value on the date of the grant.

Performance-Vested Restricted Stock. The Committee granted the remaining 50% of the value of the current long-term award in the form of performance-vested restricted stock. To determine the number of shares granted, the value was divided by the average closing price of Regions’ stock over the 21 trading days prior to the grant date. The Committee also determined it was important to ensure that executives only received a benefit from the restricted stock grant if there was substantial increase in the value of the Company, and, therefore, the vesting of the grant is based on significant increases in the value of Regions’ stock.

In addition to requiring three years of service (unless an executive retires from the Company), the restricted stock grant will vest in the fourth year after grant based on the achievement of the following performance hurdles: (i) one-third of the award will vest if the average share price over a 90-day period in the fourth year after grant has increased 25% from the share price on the date of grant, (ii) one-third will vest if the average share price has increased 33% over a 90-day period in the fourth year, and (iii) one-third will vest if the average share price has increased 50% over a 90-day period in the fourth year.

Effect of ARRA. Under the provisions of the TARP Compensation Standards, a portion of these performance-vested stock options and performance-vested restricted stock grants cannot inure to the benefit of our senior executive officers for the period of time during which the Company is still in receipt of TARP funds. The amount of the ultimate forfeiture of these grants cannot be determined until such time as the Company no longer participates in TARP. Pursuant to recent instructions from the SEC, the total value of these grants is represented in the Summary Compensation Table on pages 47 and 48 and the 2009 Grants of Plan-Based Awards Table on pages 49 and 50 of this proxy statement. It is important to note, however, in analyzing compensation for 2009 performance that although the SEC rules require the Company to report the fair market value of these grants as of the grant date, the entire value of the grant as reported will not be delivered to executive officers due to the TARP Compensation Standards.

Restricted Stock issued for 2008 Performance. As the Company disclosed in its proxy statement last year, in February 2009, the Committee reviewed the market conditions in 2008 and the operation of its annual incentive compensation plans for the 2008 year. Performance formulas for 2008 generated a cash bonus amount for each executive covered by the Executive Bonus Plan based on attainment of an objective financial goal related to merger cost savings. The Plan also contained a more subjective goal related to successful execution of strategic business plan objectives which the Committee evaluated to be obtained at target performance levels for the executive group.

Mr. Ritter—Mr. Ritter did not receive a cash payment under the 2008 annual cash incentive plan. However, if the Committee had applied the performance goals for calculating a cash bonus for the 2008 year, Mr. Ritter would have been eligible to receive a payment of $1,123,156. Because he did not receive a cash bonus for 2008 performance, the Committee elected to award Mr. Ritter an additional grant of 323,676 shares of restricted stock as part of its 2009 long-term incentive process. The Committee determined the number of additional shares to grant by dividing the 2008 incentive amount by the average closing price of Regions’ stock over the 21 trading days prior to the grant date, and the vesting of the shares was subject to the same terms and performance conditions as the annual grant of restricted stock described in the foregoing section. Based on the closing price of Regions’ common stock on the grant date of February 24, 2009, (which was lower than the 21-day average) this additional portion of the grant had a fair value of $1,064,894.

Mr. Hall and Mr. Wells—For Mr. Hall and Mr. Wells, the Executive Bonus Plan provided one-half of the incentive opportunity for 2008 with the other half being provided under the Management Incentive Plan based on individual goals. Mr. Ritter reviewed with the Committee his assessment of the achievement of performance goals for each and recommended target payout levels. The Committee determined that, notwithstanding this assessment, they would limit the amount of cash to be paid and would grant additional shares of restricted stock as part of the 2009 grant process for the remainder of the calculated bonus amount for 2008. The number of additional shares received by each executive was determined in the same manner and subject to the same conditions as those described for Mr. Ritter above.

Based on the preceding, the Committee awarded Mr. Hall and Mr. Wells an additional grant of restricted stock as part of its 2009 long-term incentive process of 67,772, and 34,755 shares, respectively. Based on the closing price of Regions’ common stock on February 24, 2009, these grants had fair values of $222,970, and $114,344 respectively. Each of these restricted stock grants will vest on the same basis as those described in the previous section.

Each of the restricted stock grants described above are included in the applicable compensation tables presented at the end of this CD&A as required by the rules promulgated by the SEC for 2009, although each of these awards was granted for performance achieved during 2008.

Effect of ARRA—After the issuance of the TARP Compensation Standards, the Committee determined that its first quarter 2009 decision to issue restricted stock in lieu of cash bonuses for 2008 performance had been inadvertently and negatively impacted by the new TARP Compensation Standards. Since it was not the intent of the Committee that 2008 compensation be subjected to restrictions intended for future years, in September of 2009 the Committee took action to vest that portion of the restricted stock grant that related to the 2008 performance so that it would not be subject to continued forfeiture requirements of the TARP Compensation Standards. The Committee modified only the portion of the grant that related to 2008 performance to eliminate the time vesting requirement for the shares. Although they eliminated the time vesting requirements, the Committee required that the performance vesting requirements be met. In addition, the Committee added a restriction requiring the executive to hold the shares subject to the grant until such time as the service requirements would have otherwise been met, thus restricting the sale or transfer of the shares until at least May of 2012.

Other Benefits and Perquisites

In addition to the cash and equity compensation described above, we also provide our executives with retirement benefits, and certain perquisites.

Regions Retirement Plans. Regions sponsors both a defined benefit and a defined contribution (401(k)) retirement program which are more fully described on pages 55 and 56 in conjunction with the 2009 Pension Benefits Table:

(1) Regions Financial Corporation Retirement Plan and Supplemental Executive Retirement Plan (SERP). These plans are traditional defined benefit plans. The Regions Financial Corporation Retirement Plan is a tax-qualified retirement plan, while the SERP is a nonqualified plan that generally mirrors the qualified plan for compensation that exceeds qualified plan limits, although it does include some incentive plan compensation not included in the qualified plan and also provides some benefits to newly hired executives who are not eligible for participation in the qualified plan. The plans are now closed to new participants, and in 2009 both plans were amended to suspend benefit accruals for 2009. In late 2009, the Company amended the plans to again begin accruals for 2010 and future years; however, in 2009, no executive officer received any additional benefits due to service or salary for the year. Mr. Ritter, Mr. Hall and Mr. Wells, participate in both plans as associates who were employed by AmSouth prior to the Regions/AmSouth merger. Ms. Esteves and Mr. Laney do not participate in the Regions Retirement Plan, but do participate in the SERP. As a new hire in 2008, Ms. Esteves was approved for participation in the SERP, effective January 1, 2009; however, because benefit accruals were suspended in 2009, she did not earn a benefit under the plan.

(2) Regions Financial Corporation 401(k) Plan and Supplemental 401(k) Plan. These plans are defined contribution plans and generally allow eligible associates to contribute on a pre-tax basis a portion of their total base and annual incentive compensation into investment accounts that are held and invested on a tax-deferred basis until termination of employment or retirement age. The Regions 401(k) Plan is a tax-qualified 401(k) savings plan in which all eligible associates can participate, while the Regions Supplemental 401(k) Plan is a nonqualified plan for associates whose participation in the 401(k) Plan is generally limited due to tax-qualified plan wage and contribution limits. The Company makes a contribution to the plans equal to the deferral rate elected by the participant up to a maximum of 6% of pay. In 2009, all of our NEOs participated in these plans. Effective April 1, 2009, the Company amended the plans to cease employer matching contributions for 2009. As a result, each executive could continue to defer their own compensation under the terms of the plan for the entire year, but did not receive matching contributions from the Company for compensation after April 1, 2009. In addition, due to the non-discrimination rules that apply to qualified 401(k) plans, the Company has determined that it must refund to executives a small portion of their voluntary deferrals for 2009. These refunds will occur in the first quarter of 2010.

Perquisites. Our NEOs are eligible to participate in employee benefit programs generally available to all associates. While we do not offer a broad range of perquisites (“perks”) to our executive officers, we have provided certain personal benefits and perks that are not generally available to the rest of our associates. The Committee periodically reviews the perks available to executive officers to determine whether these programs continue to serve the purposes for which they were intended. The Committee has historically discontinued any program that it determines no longer serves a valid purpose. The value of these benefits is set forth in the Summary Compensation Table under the column “All Other Compensation” and detail is set forth in footnotes to the table.

In General. In 2009, NEOs continued to be eligible for financial planning services, company-provided security coverage for private residences and enhanced coverage for annual routine physicals. Any perks our NEOs have received are included in the Summary Compensation Table on pages 47 and 48 of this proxy statement. However, no employee of the Company including the NEOs or any one of the next twenty most highly compensated employees, as determined under the TARP Compensation Standards, received any perks during the year that was in excess of $25,000.

Use of Corporate Aircraft. During 2009, the Company adopted a luxury expenditure policy as required by the TARP compensation standards. In connection with this policy, the Company amended its policy relating to the personal use of corporate aircraft. Although it remains our policy to require that our CEO use Company-owned or other non-commercial aircraft for all business travel, we have changed the policy for personal use of the aircraft. Our CEO is still encouraged to use corporate aircraft for personal travel, except when travel by commercial aircraft is demonstrably more efficient and does not involve unreasonable personal risks. We have adopted this policy primarily to ensure the physical security of our CEO and his family, as well as to accommodate the numerous availability and efficiency concerns of the Company. However, beginning in 2009, the policy of the Company was changed to require the CEO to reimburse the Company the full incremental cost of operating the aircraft for any personal use by either he or his family. During 2009, our CEO entered into an Aircraft Time Sharing Agreement that governs the terms and conditions of his personal use of the aircraft and his reimbursement to the Company of those costs. The Board has also authorized the CEO to make corporate-owned aircraft available for the personal travel of other Company associates from time to time and on a limited basis where use of the aircraft for personal travel may be in the best interests of the Company due to efficiency and/or safety concerns. The new policy with respect to personal use by other associates also requires full reimbursement to the Company of the incremental cost of operating the aircraft.

Relocation Benefits. In addition, the Company sponsors a relocation program for executives and other key associates including many non-executive level associates. The policy covers key associates who are required to relocate their personal residence as a result of taking a new position with the Company. As a new hire to the Company in 2008, Ms. Esteves was required by the Company to relocate from Charlotte, North Carolina to Birmingham, Alabama, and received a residual benefit under the Company’s relocation program during early 2009.

Split-Dollar Life. Mr. Ritter also participates in two non-equity split-dollar life insurance policies insured through third-party insurers, which have a coverage amount of $10,109,829, payable after both Mr. Ritter and his spouse have died. At the death of both Mr. Ritter and his spouse, all previously paid premiums will be repaid to Regions from policy proceeds.

Change-in-Control, Post-Termination and Other Employment Arrangements

Due to continuing consolidation in the financial services industry and for competitive and fairness reasons, we believe it is important to protect key associates (including the NEOs) in the event of certain terminations of employment or a change-in-control of Regions. We believe that the interests of stockholders will be best served if the interests of our senior management are aligned with them. The occurrence or potential occurrence of a change-in-control would create uncertainty regarding the continued employment of our executive officers and providing employment protection should eliminate, or at least significantly reduce, any potential reluctance of our executives to pursue potential transactions that may be in the best interests of stockholders. As a result, we have entered into agreements with all executive officers that govern some of the terms of their employment and compensation in the event of a change-in-control or certain terminations of employment.

Change-in-Control Agreements. The change-in-control agreements entered into with executive officers (other than Mr. Ritter) generally provide that during the two-year period following a change-in-control, if an executive’s employment is terminated other than for “cause”, or if the executive resigns for “good reason”, he/she would be paid accrued compensation and benefits, plus an amount equal to three times base salary and average annual bonus during the three years preceding the year in which the change-in-control occurs. If employment is terminated for cause, or by reason of death, disability or resignation other than for good reason, payments would be limited to accrued compensation and benefits. If any payment or benefit causes the executive to become subject to the excise tax imposed under Section 4999 of the IRC, then additional payments may become due to the extent necessary to avoid a negative tax consequence to the executive. The agreements do not provide any type of severance benefits in connection with termination of employment at any other time.

Impact of ARRA. The TARP Compensation Standards prohibit Regions from paying any type of extra severance benefit to any of the SEOs or any of the next five most highly compensated employees of the Company at any time after June 15, 2009 for as long as the Company participates in TARP. Each of our NEOs and SEOs entered into an agreement with the Company at the time of our participation in TARP whereby they agreed to any current or future changes to their compensation programs and agreements that might be required as a result of TARP participation. Therefore, beginning in June of 2009, no NEO was eligible for the severance benefits outlined in the change-in-control agreements.

Agreement with Mr. Ritter. Mr. Ritter is not entitled to any special severance pay for termination of employment at any time, including following a change-in-control of the Company as he voluntarily agreed to terminate his Employment Agreement with the Company in 2007. At the time he gave up his Employment Agreement, the Company and Mr. Ritter did enter into an agreement preserving certain retirement benefits previously awarded and earned that are in excess of the normal qualified pension. This agreement also provides for excise tax protection for Mr. Ritter should he become subject to the excise taxes imposed under Section 4999 of the IRC following any change-in-control; however this gross-up provision is not effective at the current time due to the prohibition on gross-ups as provided for in the TARP Compensation Standards.

Ms. Esteves’ Offer Letter. Under the terms of the Company’s letter agreement with Ms. Esteves offering her the position of the Company’s CFO, Ms. Esteves is entitled to a guaranteed bonus for 2009 of at least $1,000,000. As noted previously, this offer letter agreement represented a legally binding right to cash compensation above her annual salary amount for 2009 under the TARP Compensation Standards. Ms. Esteves received the $1,000,000 for 2009 service in February 2010.

Other TARP Compliant Compensation

Under the TARP Compensation Standards, SEOs and certain other key employees of participating financial institutions may only receive certain types of compensation, namely cash base salaries, an incentive compensation grant in the form of restricted stock or restricted stock units that can represent no more than one-third of the total compensation for the employee for the current year, and a new form of compensation referred to as salary stock. As previously stated, the Committee determined at the beginning of the year not to grant additional cash base salaries to executive officers. And, while long-term incentive grants were awarded in the first quarter of the year, after the passage of ARRA and the issuance of the TARP Compensation Standards, those grants could not inure to the benefit of executives while Regions participates in TARP. Therefore, at the end of 2009, the Committee met to review and make decisions with respect to the two new types of compensation and to revisit any necessary changes to cash base salaries.

Salary Stock—So-called salary stock is a new form of compensation permitted under the TARP Compensation Standards that is intended to be delivered throughout the course of the year much like a cash base salary. However, instead of being paid immediately as cash, salary stock is awarded either as shares of stock of the Company or units whose value is determined based on the value of shares of the Company, a subsidiary or a business unit. In December of 2009, the Committee reviewed the levels of cash compensation and determined that current cash base salaries should not change. In addition, the Committee also evaluated the compensation opportunities for our NEOs taking into account the TARP limits on incentive compensation described below, and determined to grant salary stock (in the form of stock units) to provide an appropriate total compensation opportunity going forward. For 2009, the salary stock was only effective as of July 1, 2009, and, therefore, our NEOs did not receive their full total direct compensation opportunity for 2009.

The following table sets forth the annual value of salary stock units awarded to the NEOs for 2009 to be effective as of July 1, 2009 (the first month following the issuance of the TARP Compensation Standards):

Name	Annualized Salary Stock Rate	Salary Stock Realized for 2009	Salary Stock Units
C. Dowd Ritter	$3,320,000	$1,660,000	294,232

O. B. Grayson Hall, Jr.	$1,520,000	$760,000	134,709

G. Timothy Laney	$780,000	$390,000	69,127

William C. Wells, II	$520,000	$260,000	46,085

Ms. Esteves did not receive any salary stock for 2009.

As required by the TARP Compensation Standards, salary stock was issued as fully vested units. Although the units are fully vested, the Committee determined that the salary stock for 2009 should be subjected to a required minimum holding period, and therefore determined that one half of the salary stock would be released as cash as of July 1, 2010 (one year from the effective date of the award) with the other half of the salary stock being valued and released as of January 1, 2011. When released, the salary stock units will be valued based on the value of Regions’ stock as of the payment date noted above and paid in cash on the payroll date immediately following the release date.

Incentive-Based Restricted Stock—Although SEOs are precluded from receiving annual cash bonuses based on fiscal year performance, the TARP Compensation Standards would have allowed the Committee to grant additional restricted stock up to a limit of one-third of their total compensation for the year. In late 2009, the Committee considered whether or not to grant any of this allowable incentive compensation to executives for their 2009 performance.

Historically, it has been the practice of the Committee to make determinations relating to annual incentive compensation based on the evaluation of company and executive performance against objective and formulaic financial goals set at the beginning of the year. During early 2009, however, the Committee recognized the significant issues existing for financial institutions as a result of the current economic environment including defaults and other credit issues, declining housing prices, unemployment rates and other special factors. For 2009, therefore, the Committee had determined to monitor Company and executive performance based on a number of factors including credit quality, capital, liquidity, efficiency and financial results. The Committee determined that these metrics would be reviewed and compared to the strategic plan of the Company on an absolute basis, and would also be compared to the results of Regions’ peer banks on a relative basis. For each quarter during 2009, the Committee followed these metrics, and at the end of the year determined the performance of the Company as compared to the absolute goals and to peer performance was favorable. However, despite these favorable comparisons, the Committee did not award any additional TARP compliant incentive compensation to our executive officers due to the losses incurred by the Company.

2010 Committee Actions

Mr. Ritter’s Retirement—In December of 2009, Mr. Ritter announced his intention to retire from the Company as Chairman and Chief Executive Officer after over 40 years of service and to retire from the Board, effective March 31, 2010. Upon announcing his retirement, the Committee determined it would be in the best interest of the Company to seek Mr. Ritter’s services on a consulting basis for a period of time following his retirement.

On February 22, 2010, Regions entered into a consulting agreement with Mr. Ritter under which he agreed to provide consulting services to Regions for five years following his retirement on March 31, 2010. The consulting agreement may be terminated at any time by Regions or Mr. Ritter without penalty or any additional fee. Under the agreement, Mr. Ritter has agreed to provide the following consulting services: (i) provide strategic advice and counsel regarding all aspects of the business to the Chief Executive Officer of Regions, to the Chairman of Regions and to the Board of Directors of Regions; (ii) be available to meet with, and be involved with, clients and counterparties, at the request of Regions, where Regions believes that his personal knowledge, attendance and participation could be beneficial to Regions; (iii) assist with Regions’ management development initiatives and counsel and mentor Regions’ younger executives; (iv) represent Regions at industry functions and/or with industry trade groups; and (v) perform such other services as mutually agreed upon from time to time during the consulting term. In addition to providing the consulting services described under the agreement, Mr. Ritter also agreed not to compete with Regions or to solicit for employment any associates of Regions for the duration of the consulting term. In consideration for the consulting services and the non-competition and non-solicitation restrictions, Regions agreed to pay Mr. Ritter fees in the amount of $475,000 for the first year of the consulting term and $400,000, $300,000, $200,000 and $100,000 for the second, third, fourth and fifth years of the consulting term, respectively.

Promotion of Mr. Hall—As a result of Mr. Ritter’s retirement, the Board named O. B. Grayson Hall, Jr. Regions’ new Chief Executive Officer effective April 1, 2010. In February 2010, in connection with his promotion to CEO, the Committee approved a cash salary increase for Mr. Hall to bring his cash salary to $850,000 annually, and a salary stock award increase to bring his salary stock award to $2,450,000 on an annual basis each to be effective as of April 1, 2010.

Ms. Esteves—In February 2010, Ms. Esteves stepped down as CFO of the Company and subsequently ended her employment with Regions. Ms. Esteves was not entitled to nor did she receive any post-employment compensation from the Company. Effective as of the close of business on February 22, 2010, the Committee approved the appointment of Mr. David Turner as the Chief Financial Officer. In connection with his appointment as CFO, the Committee approved a cash salary of $575,000 per year for Mr. Turner and an annual salary stock award in the amount of $500,000, both of which were effective as of March 1, 2010.

Compensation Committee Operation

At the start of each year, the Committee meets with members of executive management to discuss the business plans and goals for the Company for the coming year. Members of the executive management team advise the Committee regarding business plans, business risks, expected financial results and stockholder return expectations. Subsequently, there are a series of meetings including an executive session to review and approve all of the compensation plans and performance measures to be used to evaluate the CEO’s and other members of senior management’s performance for the coming year. The Committee consults with executive management on business plans and budgets in establishing performance targets and objectives. The Committee also consults with its independent consultant (described below) and then sets the base pay amount and incentive opportunities for the CEO. The Committee also sets base pay and incentive opportunities for the other executive officers after reviewing the CEO’s recommendations. Beginning in December 2008, as required in conjunction with the Company’s participation in the Capital Purchase Program, which is part of TARP, the Committee also began meeting with the Senior Risk Officer of the Company to review the Company’s incentive compensation programs in order to assure that these programs do not encourage our SEOs to take unnecessary and excessive risks that may threaten the value of Regions.

Composition. The Committee is composed of independent, nonemployee Directors who are not eligible to participate in any of the management compensation programs of the Company except for grants of equity compensation under the 2006 Long Term Incentive Plan. The members of the Committee are: Claude B. Nielsen—Chair, George W. Bryan, Earnest W. Deavenport, Jr., Susan W. Matlock and Lee J. Styslinger III. Each of these members has been determined to be independent as defined by NYSE rules, applicable SEC rules and regulations, and Regions’ categorical standards for director independence.

Committee Meetings. Compensation Committee meetings are held as often as necessary to allow the Committee to perform its duties and responsibilities. Although many compensation decisions are made in the first quarter of the year, the decision-making process is continuous and neither ends nor begins with any one meeting. During 2009, due to the exceptional regulatory environment and challenging market conditions, the Committee met 10 times to review, discuss and approve compensation decisions for the Company.

The Committee asks its independent consultant to attend all regularly scheduled meetings, as well as some of the Committee’s special meetings. Other outside advisors, including legal counsel to the Committee, may also attend meetings when the members feel additional guidance on specialized topics is needed. Meetings are typically attended by the CEO, the COO and representatives of the human resources function. From time to time, the Committee may also ask to hear presentations from other executive officers and at least every six months and more often as advisable, the Company’s CRO will attend Committee meetings. Every Compensation Committee meeting, however, is concluded with an executive session without the participation of any member of the executive management team. The independent consultant typically participates in a portion of these executive sessions.

Independent Consultant. During 2009, the Committee continued to engage McLagan (an Aon Company), a nationally recognized financial services industry human resource consulting firm, for advice relating to Regions’ executive compensation programs and practices. While the independent consultant reports directly to the Committee, the Committee has instructed the consultant to work together with Regions’ management to obtain information and further the goals of the Committee. McLagan does not perform work for executive management of the Company and provides no substantial services to the Company other than the executive compensation consulting and related services that it provides to the Committee. The scope of McLagan’s services for the Committee during 2009 included:

•	Attending all 2009 Committee meetings;

•

Providing the Committee with competitive market data to assist in establishing appropriate levels of compensation components, such as base salary levels, salary stock awards, and performance incentive awards, as well as benefit levels for executive management;

•	Assisting the Committee with the review and establishment of performance criteria for Regions’ incentive programs;

•	Advising the Committee in connection with year-end compensation decisions;

•	Advising on the development of new best practices and market competitive information with respect to the Company’s participation in the Capital Purchase Program under TARP; and

•	Providing current trend information on industry and executive compensation issues.

Competitive Market Review. In determining market competitiveness for compensation, the Committee, with the assistance of its independent consultant, regularly reviews the compensation of Regions’ executives against that of designated competitors as well as the financial services industry in general. The compensation peer group is not the same as the group of companies that make up the S&P Banks Index presented in Regions’ Annual Report on Form 10-K. The Committee believes that the S&P Banks Index represents a larger sample of financial institutions than is appropriate for benchmarking executive compensation. Our compensation peer group represents a smaller group of financial institutions tailored primarily by asset size and core business services. The Committee believes that these companies have executive positions that are most similar in breadth and scope to Regions and represent the financial institutions that will primarily compete with us for our top executive talent.

During 2008, the primary compensation peer group for Regions underwent significant change. As of the end of 2008, the following companies who were a part of our historic peer group no longer existed as stand-alone public companies due to merger or acquisition as a result of the unprecedented economic environment and its negative effects on the financial services industry:

National City Corp.

Wachovia Corp.

Washington Mutual

Sovereign Bancorp

For 2009, the Committee selected the following peer group members for benchmarking compensation and company performance:

Bank of America Corporation

BB&T Corporation

Comerica Inc.

Fifth Third Bancorp

KeyCorp

M&T Bank Corp.

Marshall & Ilsley Corp.

PNC Financial Services Group Incorporated

SunTrust Banks, Inc.

U.S. Bancorp

Wells Fargo & Company

In addition to annually reviewing specific information with respect to the selected peer group, our independent consultant also periodically reviews the Company’s total compensation program against broader financial services industry survey data, which is both individually compiled by the independent consultant and compiled by other sources (including compensation surveys prepared for the financial services industry by the human resource consulting firms of Towers Watson, Mercer and Hewitt). Also, due to the unique nature of the Company’s brokerage and investment banking subsidiary, the Committee uses specifically designed peer group information (provided by the independent consultant) to benchmark compensation for certain positions, such as the chief executive officer of Morgan Keegan.

Other Factors Affecting Compensation

Equity Grant Policies and Practices. A grant of equity compensation to executive officers and other key employees is generally made on an annual basis. Stock option grants are set in accordance with the terms of our stockholder-approved plans with the exercise price for options based on the closing price of the common stock on the date of the grant.

The Committee previously adopted a policy that set the grant date for the annual grant of equity awards as the date that is three business days following the annual stockholders meeting. In early 2008, however, the Committee revised its policy for the annual grant of equity compensation and began making these awards in the first quarter of the year to coincide with the annual performance management compensation review process established by the Company for all of its associates.

The Committee specifically approves all grants of equity compensation to executive officers of Regions, as well as other officers covered by Section 16(a) of the Securities Exchange Act of 1934. The Committee has delegated authority to the CEO, however, to determine and approve annual grants to other key employees and special grants to new hires or key officers other than executive officers within certain limits and guidelines established each year. For these grants, the Committee’s policy provides that grants will be made on the first business day of the calendar quarter following the hire date or the determination for the need to grant an award for retention purposes. This timing was chosen to prevent even an appearance that either management or the recipient could manipulate the pricing date, and also to reduce the administrative and accounting burden for Regions’ personnel that would be created by multiple grant dates. Any grants made by the CEO are reported to the Committee on a quarterly basis following the grant date.

Stock Ownership Guidelines and Stock Retention Requirements. Regions has adopted stock ownership guidelines for its executive officers and members of the Board to ensure that they have a meaningful economic stake in Regions. These guidelines are designed to maintain stock ownership levels high enough to ensure our officers’ and Directors’ commitment to stockholder value creation.

Under the guidelines, our CEO is directed to hold shares of Regions’ common stock in an amount equal to at least five times base salary and each of the other executive officers is directed to hold Regions’ common stock in an amount equal to at least three times base salary. Each non-employee Director is required to hold at least 1,000 shares of Regions’ common stock. For purposes of meeting the guidelines, the following types of stock ownership are counted: outstanding shares directly owned by the officer or Director, restricted stock, restricted stock units, stock equivalents allocated through any deferred stock investment plan, shares held in an executive officer’s 401(k) plan account and deferred vested stock. Any executive officer or Director who does not meet the ownership guidelines upon becoming an executive officer or Director has five years to achieve the applicable level of ownership. Except to the extent an executive or non-employee Director is required to hold shares of Regions’ common stock to satisfy the stock ownership guidelines described above, the Company has not established any other stock retention requirements. As of December 31, 2009, Mr. Ritter, Mr. Hall, Mr. Laney and Mr. Wells as well as the non-employee Directors met the applicable stock ownership guideline. Ms. Esteves was hired by the Company within the last five years, and as such, would have had additional time under the policy to meet the ownership guideline.

Accounting for Stock-Based Compensation. Beginning on January 1, 2006, Regions began accounting for stock-based compensation under its long-term incentive plans in accordance with the requirements of Financial Accounting Standards Board’s (FASB) Accounting Standards Codification (ASC) Topic 718, Compensation – Stock Compensation. For further disclosure of Regions’ accounting for stock-based compensation, refer to Note 17 “Share-Based Payments” to the consolidated financial statements included in Regions’ Annual Report on Form 10-K.

Policy on Tax Deductibility of Executive Compensation.

Section 162(m)—As part of its role, the Committee has historically reviewed and considered the deductibility of executive compensation under IRC Section 162(m), which provides that public companies generally may not deduct compensation of more than $1,000,000 of non-“performance-based” pay paid to certain named executive officers. The $1,000,000 limit is reduced to $500,000 under the TARP Compensation Standards as in effect on December 31, 2009 (with no exception for “performance-based” compensation). The cash compensation paid under Regions’ Executive Bonus Plan was generally designed to be fully deductible for federal income tax purposes under IRC Section 162(m) and much of the compensation delivered through the long-term incentive plans of the Company was also deductible. However, due to the application of the reduced Section 162(m) limit due to Regions’ participation in the Capital Purchase Program, compensation paid or accrued to senior executive officers in excess of $500,000 will not be deductible. The Committee has reserved the right to pay executives compensation that is not deductible under Section 162(m).

Section 409A—IRC Section 409A is a provision of the Code that governs the form and timing of nonqualified deferred compensation payments. It imposes sanctions on participants (not the Company) where nonqualified deferred compensation plans and payments fail to comply with the rules. In the event Section 409A is violated, a participant is subject to an additional 20% excise tax (in addition to ordinary income tax) and an interest penalty. We have amended our nonqualified deferred compensation plans as well as our incentive plans and severance plans and policies to comply with Section 409A or to ensure they qualify for an exemption from 409A.

Policy on Cash versus Noncash and Current versus Future Compensation. The Committee does not maintain a stated policy which dictates cash versus non-cash compensation or current versus future compensation. However, the allocation for each of the NEOs is reviewed by the Committee annually and reflects the Committee’s best efforts to balance the short and long-term objectives of the Company.

COMPENSATION COMMITTEE REPORT

Compensation Discussion and Analysis

Regions’ Compensation Discussion and Analysis is included in this proxy statement. Regions has the primary responsibility for the Compensation Discussion and Analysis.

On behalf of the Board of Directors, the Compensation Committee oversees the development and administration of Regions’ compensation program for officers and key employees of senior management. As part of this responsibility, the Compensation Committee has reviewed and discussed with Regions’ management the contents of the Compensation Discussion and Analysis. Based on its review and discussion, and subject to the limitations on the role and responsibility of the Compensation Committee, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated into Regions’ Annual Report on Form 10-K for the year ended December 31, 2009.

TARP Risk Disclosure and Certification

In June of 2009, the U. S. Department of the Treasury issued TARP Interim Final Executive Compensation Standards (“TARP Compensation Standards”), which required, among other things, that the Committee periodically review the risks associated with senior executive officer and employee compensation plans, and take corrective action when necessary in order to ensure that the plans and programs do not encourage unnecessary or excessive risks to the Company. In compliance with these Standards, the Committee met with the Senior Risk Officer (“SRO”) in January, July, October and December to review the risks associated with our senior executive officer and employee compensation plans.

In February 2010, the Committee, together with the SRO of Regions, met in a special meeting to finalize the comprehensive review of senior executive officer and employee compensation plans. In conducting its preliminary and comprehensive reviews of our compensation plans, the Committee and the SRO considered a number of factors to assess the relative risks of the plans including the Company’s risk management structure. The SRO noted for the Committee that the process of limiting risk starts with the Board of Directors in setting the risk appetite of the Company, establishing policies, and implementing appropriate limits. The SRO shared with the Committee the Enterprise Risk Assessment summary that is periodically reviewed and evaluated by the Risk Committee, noting that the key risks for Regions can be categorized as credit risk in certain segments of the market, along with legal, regulatory, reputational and liquidity risks.

The SRO further covered with the Committee management’s role in developing the policies and practices to ensure that the Company operates within the risk appetite and to avoid unnecessary or excessive risk, and reviewed in detail the following entity-level controls:

•	The risk function is independent of business management

•	Compensation for risk management associates is not based on achieving business unit goals

•	All incentive plans must be approved by the appropriate level of management and routinely reviewed

•	There is an independent verification of valuations used in incentive plan calculations

•	Plan administrators do not participate in their own incentive plans

•	Management discretion is allowed in the final determination of all incentive payments

•	Deferred compensation is used as a part of the compensation program for highly compensated individuals, where appropriate

The SRO then covered the specific compensation plan risk assessment process that was used to evaluate the risk profile for compensation plans. Through the assessment process, a team consisting of members from risk management, audit, finance and human resources evaluated each plan on at least six different categories including:

•	Total plan payout—recognizing that plans with higher total payouts may pose a bigger risk for Regions than plans with low total payouts

•	Payout levels per person—recognizing that risk can be higher for plans that provide individual payout levels that are significant when compared to total compensation

•

Uncertainty of income/residual risk—recognizing there is a higher risk profile if incentive payments are for production where the future income or revenue stream to the Company is uncertain or there is substantial residual risk from the product or activity for which we are compensating

•

Nature of the business unit using the Plan—recognizing that certain industry segments with greater volatility or that are highly complex carry greater risks than industry segments that have low levels of volatility, or are less complex

•	Operational risk—recognizing that simple plan design and tracking mechanisms have a lower risk than plans with complex formulas and manual or difficult to validate processes

•

Plan features and documentation—recognizing that a plan that already incorporates risk adjustment features such as thresholds, caps, clawbacks, deferral mechanisms, and discretion to reduce payouts carries less risk than those plans without these features

Based on the analysis of these risk categories, each compensation plan was classified as having a potential for high, moderate or low impact to the Company, with the main focus of the Committee’s review being on those plans with a potential for a high impact. Those plans identified by the compensation review team were then further analyzed in concept and in practice in order to ensure that none of the plans pose unnecessary risks to Regions or have the potential to encourage the manipulation of reported earnings.

Senior Executive Officer Compensation Plans. As described in the Compensation Discussion and Analysis, because of the prohibition on paying bonuses under ARRA, our senior executive officers did not participate in our Executive Bonus Plan or Management Incentive Plan for 2009, though Ms. Esteves was paid the 2009 bonus that was guaranteed under the terms of a contractual obligation of the Company. Accordingly, the Committee did not analyze the risks associated with our Executive Bonus Plan, though it did analyze the risks associated with our Management Incentive Plan as it related to eligible employees other than our senior executive officers, as described below.

Our senior executive officers participated in our long-term incentive program and received grants of restricted stock units and stock options in 2009 before publication of the TARP Compensation Standards. The awards were subject to performance-based and time-based vesting requirements, as described in last year’s proxy statement, and the time-based vesting of a portion of those awards that was for 2008 performance was accelerated in 2009, as described above in the Compensation Discussion and Analysis. The 2009 remaining long-term incentive awards granted to senior executive officers continue to be outstanding, though a portion of those awards may be forfeited in accordance with the TARP Compensation Standards. The principal risk associated with long-term incentive compensation awards is that they may encourage risk-taking because the value of each award is directly linked to the value of Company stock. To mitigate these risks, in 2009, the Committee: (i) granted awards that are a mix of stock option awards and restricted stock units; (ii) granted stock options at fair market value on the date of grant, so that the award recipient benefits from the award only if the value of Company stock increases in the future; and (iii) granted awards with three-year vesting, so that increased stockholder value must be long-term for the recipient to maximize the potential value of the awards. In addition, the size of the awards under the plan is limited in two ways. First, the terms of the Regions and legacy AmSouth long-term incentive plans limit the amount of awards that may be granted to an individual award recipient each year; and secondly the Committee establishes the ultimate grant amount based on median grant levels of peer bank organizations. In light of these mitigating factors, the Committee believes the Company’s long-term incentive program does not encourage our senior executive officers to take unnecessary and excessive risks that threaten the value of the Company and does not encourage short-term results rather than long-term value creation or the manipulation of reported earnings.

The Committee also considered the risks associated with salary stock units when determining to grant this new form of TARP-permitted compensation. Similar to grants under our long-term incentive program, the principal risk associated with salary stock units is that they may encourage risk-taking because the value of each grant is directly linked to the value of Company stock. This risk is mitigated by subjecting salary stock units to a minimum holding period of one year for half of the salary stock units and 18 months for the other half. The Committee also established the ultimate salary stock unit award amounts based on a determination of total compensation opportunity as compared to peer bank organizations. In light of these mitigating factors, the Committee believes the Company’s salary stock unit awards do not encourage our senior executive officers to take unnecessary and excessive risks that threaten the value of the Company and do not encourage short-term results rather than long-term value creation or the manipulation of reported earnings.

Employee Compensation Plans. Annual incentive compensation to our key employees is generally paid under either the Management Incentive Plan (“MIP”) or one of a number of Line of Business (“LOB”) plans. Senior managers with company-wide or broad strategic responsibility participate in MIP. In addition, MIP compensates other managers or key employees who are not directly associated with revenue production including key associates in corporate functions such as risk management, finance, accounting, human resources and administration.

Key associates who are directly involved in the production of income for the Company are generally compensated under an incentive plan designed to support the strategic business plan of one of our many LOBs. LOB plans are generally structured to drive specific behaviors that directly impact revenue or productivity.

Therefore, LOB plans cannot be categorized as a single plan within each LOB, but rather represent a number of individual plans that share many common design features and terms but incent very separate and distinct business activities within each unique business unit. The compensation review team reviewed over 50 plans including plans within our Business Services Division, Consumer Services Division, Trust Division, Mortgage Division, as well as our Insurance and Investment Banking/Brokerage Services subsidiaries. LOB plans generally fall into one of three categories: commission plans, scorecard plans, and bonus plans. Commission plans generally pay revenue-producing associates based on a formulaic monthly payment tied to individual production. Associates in our mortgage, insurance and brokerage subsidiaries represent the bulk of our commissioned-based associates. Scorecard plans can generally be described as plans which provide formulaic payments based on sales of specific products or from the accumulation of scorecard points for various business activities that are established at the beginning of the performance period and set in accordance with our strategic business plan for the year. Scorecard plans are prevalent within business units such as retail sales as well as business, private and community banking. Payments from bonus plans are discretionary awards that are funded from a pool of dollars generated by business unit revenue performance or profit and can be found within all LOBs.

The principal risk under these LOB plans is that individual payouts may be disproportionate to LOB and corporate performance. In addition to the entity level controls discussed above, risk is further mitigated in one or more of the following ways: (i) through the establishment of threshold, target and maximum performance hurdles; (ii) maximum caps on total compensation that can be paid under the plan; (iii) caps on contributions to the pool of dollars available for the payment of incentive compensation; (iv) the addition of risk or quality qualifiers for payment under the plan; (v) discretion retained by the applicable plan administrator or upper level management to reduce payouts under the plans; (vi) through audit and verification of receipt of income and/or revenue; and (vii) through the implementation of clawbacks and/or deferral of compensation.

Many associates are also eligible to receive grants under our long-term incentive program. The long-term incentive plan grants to the majority of associates in 2009 were cash-based awards with a deferral period of three years and are not impacted by the risk profile of the Company. As such, and in light of the other mitigating factors and entity controls described above, the Committee does not believe that the Company’s long-term incentive program poses excessive and unnecessary risks or encourages the manipulation of reported earnings to enhance the compensation of any employee.

After taking into account the analysis conducted by the SRO and compensation review team, the Committee and the SRO concluded that none of the surviving compensation plans of the organization subject Regions to unnecessary or excessive risk or encourage the manipulation of reported earnings to enhance the compensation of any employee. In making this assessment, however, Company management and the Committee acknowledged that compensation practices are important components of our approach to risk management. Therefore, we have taken steps to further strengthen our compensation risk management framework. Additional safeguards that have been established include: (i) further formalizing the approval process for any compensation plan including documenting the methodology and process used to assure identification and transparency of any risks; (ii) requiring and standardizing across all LOBs a quarterly review process to assist in monitoring and controlling any identification of risks; (iii) strengthening plan documentation requirements including the addition of stronger clawback provisions; and (iv) modifying the payment approval process to add additional back end review of risk assessment and appropriate payment modification, if necessary.

Certification. As required under ARRA, the Committee certifies that:

(1) it has reviewed with the Senior Risk Officer of Regions the senior executive officer compensation arrangements and has made all reasonable efforts to ensure that these plans do not encourage senior executive officers to take unnecessary and excessive risks that threaten the value of the Company;

(2) it has reviewed with the Senior Risk Officer of Regions the employee compensation plans and has made all reasonable efforts to limit any unnecessary risks these plans pose to the Company; and

(3) it has reviewed the employee compensation plans to eliminate any features of these plans that would encourage the manipulation of reported earnings of the Company to enhance the compensation of any employee.

THE COMPENSATION COMMITTEE

Claude B. Nielsen, Chairman

George W. Bryan

Earnest W. Deavenport, Jr.

Susan W. Matlock

Lee J. Styslinger III

2009 COMPENSATION

The following tables contain information about the Chief Executive Officer, Chief Financial Officer, and the three other most highly paid executive officers at the end of 2009.

SUMMARY COMPENSATION TABLE

Name	Principal Position	Year	Salary	Bonus(1)	Stock Awards Value ($)(2)		Option Awards Value ($)(4)	Non Equity Incentive Plan Compensation	Change in Pension Value & NQ Deferred Comp Earnings(5)	All Other Comp(6)	Total
C. Dowd Ritter	Chairman and Chief	2009	$995,000	—	$4,716,067		$1,943,062	—	$1,963,951	$50,649	$9,668,729	(7)
	Executive Officer	2008	$995,000	—	$499,991		$1,992,251	—	$3,047,534	$272,886	$6,807,662
		2007	$995,000	—	$13,398,270	(3)	$1,342,286	$1,273,600	$2,031,330	$330,116	$19,370,602

Irene M. Esteves	Senior Executive Vice	2009	$575,000	$1,000,000	$393,371		$431,791	—	—	$26,289	$2,426,451
	President and Chief	2008	$431,250	$1,000,000	$999,999		$543,123	—	—	$624,027	$3,598,399
	Financial Officer

O. B. Grayson Hall, Jr.	President and Chief	2009	$730,000	—	$1,815,986		$863,583	—	$744,228	$73,948	$4,227,745
	Operating Officer	2008	$675,000	—	—		$699,407	$494,910	$2,023,707	$83,772	$3,976,796
		2007	$625,000	—	$4,339,128		$447,432	$1,137,50	$898,541	$832,063	$8,279,664

G. Timothy Laney	Senior Executive Vice	2009	$555,000	—	$1,021,524		$431,791	—	$110,348	$56,363	$2,175,026
	President and Business
	Services Banking Group
	Head

William C. Wells, II	Senior Executive Vice	2009	$500,000	—	$693,100		$323,844	—	$90,199	$44,868	$1,652,011
	President and Chief Risk	2008	$500,000	—	$1,926,862		$349,705	$253,800	$336,607	$131,447	$3,498,421
	Officer

(1)	Upon the hire of Ms. Esteves in early 2008, the Compensation Committee approved a guaranteed cash payment of $1,000,000 for each of 2008 and 2009 to be paid in lieu of any performance-based annual incentive payment.
(2)	The amounts reflected in this column are the grant date fair values of the stock award grants made February 24, 2009 and adjusted for the modification resulting from a September 2009 release and forfeiture of the portion of the grant associated with the 2008 annual bonus. The number of shares forfeited and the value of those shares are as follows:

Name	Shares Forfeited (#)	Value of Shares Forfeited ($)
C. Dowd Ritter	45,945	$260,111
O. B. Grayson Hall, Jr.	9,620	$54,462
William C. Wells, II	4,934	$27,933

The assumptions for valuing restricted stock granted under both the 2006 Regions LTIP and the 2006 AmSouth LTIP on February 24, 2009 were: risk free rate of return (2.80%), dividend yield (1.85%), volatility (67.15%) and expected life (6.75 years).

While SEC rules require us to report the full grant date fair value of the total shares granted, pursuant to the provisions of TARP, the grant cannot inure to the benefit of executive as long as Regions remains a TARP participant, and it is likely that executives will not receive the entire amount reported in this column.

This amount also reflects a grant of salary stock units. Salary stock units are a new form of compensation allowable under TARP. The salary stock unit award is vested at grant, but not payable until a later date. Salary stock values included in the table include the following:

Name	Annualized Salary Stock Rate	Salary Stock Realized for 2009 (before tax)	Salary Stock Units (net of tax)
C. Dowd Ritter	$3,320,000	$1,660,000	294,232
O. B. Grayson Hall, Jr.	$1,520,000	$760,000	134,709
G. Timothy Laney	$780,000	$390,000	69,127
William C. Wells, II	$520,000	$260,000	46,085

The 2009 grant of salary stock is payable in two installments: the first installment of 50% is payable as of July 1, 2010 at the stock price on that date and the second installment of the balance is payable as of January 1, 2011 at the stock price on that date. For more detail regarding the stock award and salary stock unit award, please see pages 32, 33, 37 and 38 of the Compensation Discussion and Analysis and the 2009 Grants of Plan-Based Awards Table on pages 49 and 50 of the proxy statement.

The amounts reflected in this column for 2007 and 2008 have been restated to reflect grant date fair values of the stock award grants for those years as required by recent SEC rule changes.

(3)	Mr. Ritter received a retentive grant of restricted stock in 2007 valued at $12,271,015 that is included in the total stock award value for 2007. This grant was issued with a five year cliff vesting schedule and required him to stay with the Company until October of 2012 before any value could be received from the grant. Due to his previously announced retirement effective March 31, 2010, Mr. Ritter will forfeit the entire value of this grant.
(4)	The amounts reflected in this column represent the grant date fair values of the option award grants made February 24, 2009. Pursuant to the provisions of TARP, the value may not inure to the benefit of executive as long as Regions remains a TARP participant and it is likely that executives will not receive the entire amount in this column.

The amounts reflected in this column for 2007 and 2008 have been restated to reflect grant date fair values of the stock option grants for those years to conform with the transition rules as amended for equity award disclosures. The assumptions for valuing options granted under both the 2006 Regions LTIP and the 2006 AmSouth LTIP on February 24, 2009 were: risk free rate of return (2.80%), dividend yield (1.85%), volatility (67.15%) and expected life (6.75 years). For more detail regarding 2009 stock option grants, please see pages 32 and 33 of the Compensation Disclosure and Analysis and the 2009 Grants of Plan-Based Awards table on pages 49 and 50 of this proxy statement.

(5)	For Mr. Ritter, the actual monthly pension annuity at retirement did not change and remains at approximately $192,600 per month. The increase in pension value reported in the column is due to the difference in the benchmark interest rates required by the Plan to value the benefits in 2008 versus 2009.
(6)	For Mr. Ritter, this amount includes $14,925 in Company contributions to the Regions Financial Corporation 401(k) Plan and the Regions Financial Corporation Supplemental 401(k) Plan. This amount also includes an AmSouth prior profit sharing plan payment of $7,670.

For Ms. Esteves, this amount includes a residual relocation imputed income item of $2,800.

For Mr. Hall, this amount includes $50,065 in Company contributions to the Regions Financial Corporation 401(k) Plan and the Regions Financial Corporation Supplemental 401(k) Plan. This amount also includes an AmSouth prior profit sharing plan payment of $2,600.

For Mr. Laney, this amount includes $18,863 in Company contributions to the Regions Financial Corporation 401(k) Plan and the Regions Financial Corporation Supplemental 401(k) Plan.

For Mr. Wells, this amount includes $18,450 in Company contributions to the Regions Financial Corporation 401(k) Plan and the Regions Financial Corporation Supplemental 401(k) Plan.

(7)	This column represents the total compensation required to be reported under new SEC rules for this year. To provide comparability to 2009, the amount originally reported as the total for 2008 was $9,261,865 and for 2007 was $7,713,138.

TOTAL 2009 GRANTS

The following table details all equity-based and non-equity plan-based awards granted to each of the Named Executive Officers in the Summary Compensation Table in 2009.

Our equity grants have been issued under two long-term incentive compensation plans, the Regions Financial Corporation 2006 Long-Term Incentive Plan and the AmSouth Bancorporation 2006 Long Term Incentive Compensation Plan (each, an “LTIP”). The Regions 2006 LTIP was approved by stockholders at the 2006 annual meeting and permits grants of awards in the form of stock options, stock appreciation rights, restricted stock, performance shares, performance units, dividend equivalents, or other stock-based awards, or any other right or interest relating to stock or cash. Under the Regions 2006 LTIP, 20 million shares and share equivalents of our common stock were authorized for issuance. Awards under the Regions 2006 LTIP may vest over time or upon the achievement of pre-established performance goals. In addition, awards generally vest on termination of an award holder’s employment within 24 months after a change-in-control of Regions (as defined in the Regions 2006 LTIP to exclude certain merger-of-equals transactions).

The AmSouth 2006 LTIP was adopted by AmSouth and approved by stockholders of AmSouth at the 2006 annual meeting prior to its merger with Regions. Upon its merger with AmSouth, the Company adopted the plan and it remains available under which to issue grants to key associates who were either employed by AmSouth prior to the merger or to new key employees of the Company. Under the terms of the AmSouth 2006 LTIP, grants of awards in the form of stock options, stock appreciation rights, restricted stock, performance shares, performance units, dividend equivalents, or other stock-based awards, or any other right or interest relating to stock or cash were authorized. Awards under the AmSouth 2006 LTIP may vest over time or upon the achievement of pre-established performance goals. In addition, awards vest upon a change-in-control of Regions.

2009 GRANTS OF PLAN-BASED AWARDS

Executive Name	Principal Position	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)(1)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)(2)	Grant Date Fair Value of Stock and Option Awards (3)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
C. Dowd Ritter	Chairman and Chief Executive Officer	2/24/2009 12/9/2009							972,091 294,232	1,091,608	$3.29	$ $	4,999,130 1,660,000

Irene M. Esteves	Senior Executive Vice President and Chief Financial Officer	2/24/2009							144,092	242,579	$3.29		$825,162

O. B. Grayson Hall, Jr.	President and Chief Operating Officer	2/24/2009 12/9/2009							355,956 134,709	485,159	$3.29	$ $	1,919,569 760,000

G. Timothy Laney	Senior Executive Vice President and Business Services Banking Group Head	2/24/2009 12/9/2009							195,529 69,127	242,579	$3.29	$ $	1,063,315 390,000

William C. Wells, II	Senior Executive Vice President and Chief Risk Officer	2/24/2009 12/9/2009							142,824 46,085	181,935	$3.29	$ $	756,944 260,000

(1)	The 2009 equity-based awards for Mr. Ritter were made under the AmSouth 2006 LTIP and the Regions 2006 LTIP. The 2009 equity based awards for the other named executive officers were made under the AmSouth 2006 LTIP. The 2009 stock option grants are performance-based in nature where each of the three installments vest on the later of the applicable installment date or the first date after the applicable installment date on which Regions’ common stock as quoted on the New York Stock Exchange (“NYSE”) first equals or exceeds 125%, 133% or 150% relative to the first, second and third anniversary installments. The 2009 grant of performance-based restricted stock lapses during any 90 day period between February 24, 2012 and February 24, 2013 if Regions’ average closing price per share as reported on the NYSE equals or exceeds 125%, 133% or 150% relative to the total award divided into three performance-based tranches.

Salary stock units (net of tax) are also included in this column. Salary stock units are a new form of compensation and are allowable under TARP. The salary stock unit award is vested at grant, but not payable until a later date. The 2009 grant of salary stock is payable in two installments: the first installment of 50% is payable as of July 1, 2010 at the stock price on that date and the second installment of the balance is payable as of January 1, 2011 at the stock price on that date.

(2)	For stock options granted under both the Regions 2006 LTIP and the AmSouth 2006 LTIP, the exercise price is the closing market price on the date of grant.

(3)	The assumptions for valuing options and restricted stock granted under both the Regions 2006 LTIP and the AmSouth 2006 LTIP on February 24, 2009 were: risk free rate of return (2.80%), dividend yield (1.85%), volatility (67.15%) and expected life (6.75 years). This column includes the gross value realized of the salary stock unit award made December 9, 2009, retroactive to July 1, 2009, which is also included in the Stock Awards Value column of the Summary Compensation Table. For more detail regarding the salary stock unit awards, please see page 37 of the Compensation Discussion and Analysis.

YEAR-END HOLDINGS

The following table sets forth outstanding equity-based awards held by each of the Named Executive Officers in the “Summary Compensation Table” in 2009 as of December 31, 2009.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2009

Executive Name	Executive Title	Grant Date	Option Awards (1)					Stock Awards (2)
			Number of Unexercised Options at FYE Exercisable (#)	Number of Unexercised Options at FYE Unexercisable (#)	Equity Incentive Plan Awards: # of Securities Underlying Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares/Stock Units Unvested (#)	Market Value of Shares/Stock Units Unvested ($)	Equity Incentive Plan Awards: # of Unearned Shares / Units / Other Rights unvested (#)	Equity Incentive Plan Awards: Market/Payout Value of Unearned Shares / Units / Other Rights unvested ($)
C. Dowd Ritter	Chairman and Chief Executive Officer	02/11/2000	151,247			$20.14	02/11/2010
		02/01/2001	493,690			$21.34	02/01/2011
		01/29/2002	511,700			$25.41	01/29/2012
		02/10/2003	476,144			$25.70	02/10/2013
		02/04/2004	461,132			$30.55	02/04/2014
		02/04/2004	3,273			$30.55	02/04/2014
		02/08/2005	3,123			$32.02	02/08/2015
		02/08/2005	420,137			$32.02	02/08/2015
		04/03/2006	2,902			$34.46	04/03/2016
		04/03/2006	293,173			$34.46	04/03/2016
		04/24/2007	1,901	950		$35.07	04/23/2017
		04/24/2007	169,528	84,764		$35.07	04/23/2017	32,143	$170,036
		10/01/2007						404,984	$2,142,365
		02/28/2008	1,519	3,038		$21.94	02/27/2018	22,789	$120,554
		02/28/2008	266,257	532,513		$21.94	02/27/2018
		02/24/2009		30,395		$3.29	02/23/2019	648,415	$3,430,115
		02/24/2009		1,061,213		$3.29	02/23/2019

Executive Name	Executive Title	Grant Date	Option Awards (1)					Stock Awards (2)
			Number of Unexercised Options at FYE Exercisable (#)	Number of Unexercised Options at FYE Unexercisable (#)	Equity Incentive Plan Awards: # of Securities Underlying Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares/Stock Units Unvested (#)	Market Value of Shares/Stock Units Unvested ($)	Equity Incentive Plan Awards: # of Unearned Shares / Units / Other Rights unvested (#)	Equity Incentive Plan Awards: Market/Payout Value of Unearned Shares / Units / Other Rights unvested ($)
Irene M. Esteves	Senior Executive Vice President and Chief Financial Officer	04/01/2008	1,554	3,108		$21.45	03/31/2018	46,620	$246,620
		04/01/2008	76,146	152,292		$21.45	03/31/2018
		02/24/2009		30,395		$3.29	02/23/2019	144,092	$762,247
		02/24/2009		212,184		$3.29	02/23/2019
O. B. Grayson Hall, Jr.	President and Chief Operating Officer	02/11/2000	17,058			$20.14	02/11/2010
		02/01/2001	4,685			$21.34	02/01/2011
		02/01/2001	63,094			$21.34	02/01/2011
		01/29/2002	2,623			$25.41	01/29/2012
		01/29/2002	83,496			$25.41	01/29/2012
		02/10/2003	3,891			$25.70	02/10/2013
		02/10/2003	76,487			$25.70	02/10/2013
		02/04/2004	67,376			$30.55	02/04/2014
		02/04/2004	3,273			$30.55	02/04/2014
		02/08/2005	3,123			$32.02	02/08/2015
		02/08/2005	111,942			$32.02	02/08/2015
		04/03/2006	2,902			$34.46	04/03/2016
		04/03/2006	81,064			$34.46	04/03/2016
		04/24/2007	1,901	950		$35.07	04/23/2017
		04/24/2007	55,243	27,621		$35.07	04/23/2017	10,715	$56,682
		10/19/2007						150,127	$794,172
		02/28/2008	1,519	3,038		$21.94	02/27/2018
		02/28/2008	92,488	184,974		$21.94	02/27/2018
		02/24/2009		30,395		$3.29	02/23/2019	288,184	$1,524,493
		02/24/2009		454,764		$3.29	02/23/2019

Executive Name	Executive Title	Grant Date	Option Awards (1)					Stock Awards (2)
			Number of Unexercised Options at FYE Exercisable (#)	Number of Unexercised Options at FYE Unexercisable (#)	Equity Incentive Plan Awards: # of Securities Underlying Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares/Stock Units Unvested (#)	Market Value of Shares/Stock Units Unvested ($)	Equity Incentive Plan Awards: # of Unearned Shares / Units / Other Rights unvested (#)	Equity Incentive Plan Awards: Market/Payout Value of Unearned Shares / Units / Other Rights unvested ($)
G. Timothy Laney	Senior Executive Vice President and Business Services Banking Group Head	10/01/2007						10,000	$52,900
		02/28/2008	1,519	3,038		$21.94	02/27/2018
		02/28/2008	66,850	133,698		$21.94	02/27/2018
		02/24/2009		30,395		$3.29	02/23/2019	144,092	$762,247
		02/24/2009		212,184		$3.29	02/23/2019
William C. Wells, II	Senior Executive Vice President and Chief Risk Officer	02/08/2005	3,123			$32.02	02/08/2015
		02/08/2005	61,307			$32.02	02/08/2015
		04/03/2006	44,942			$34.46	04/03/2016
		04/03/2006	2,902			$34.46	04/03/2016
		04/24/2007	1,901	950		$35.07	04/23/2017	5,358	$28,344
		04/24/2007	26,671	13,336		$35.07	04/23/2017
		01/02/2008						82,769	$437,848
		02/28/2008	1,519	3,038		$21.94	02/27/2018
		02/28/2008	45,485	90,968		$21.94	02/27/2018
		02/24/2009		30,395		$3.29	02/23/2019	108,069	$571,685
		02/24/2009		151,540		$3.29	02/23/2019

(1)	Stock options are granted to vest in equal annual installments on each of the first three anniversaries of the date of grant. Stock option grants dated February 24, 2009, are performance-based in nature where each of the three installments vest on the later of the applicable installment date or the first date after the applicable installment date on which Regions common stock as quoted on the NYSE first equals or exceeds 125%, 133% or 150% relative to the first, second and third anniversary installments.

(2)	The restrictions on restricted stock are generally scheduled to lapse in one lump sum on the third anniversary of the date of grant. The October 2007 grant of restricted stock units to Mr. Ritter and Mr. Hall and the January 2008 grant of restricted stock units to Mr. Wells under our Retention RSU Program, lapse in one lump sum on the fifth anniversary of the date of grant. The February 2009 grant of performance-based restricted stock lapses during any 90 day period between February 24, 2012 and February 24, 2013, if Regions’ average closing price per share as reported on the NYSE equals or exceeds 125%, 133% or 150% relative to the total award divided into three performance-based tranches.

OPTION EXERCISES AND STOCK VESTED DURING 2009

The following table sets forth the amounts realized by each of the Named Executive Officers named in the Summary Compensation Table in 2009 as a result of the exercise of options and vesting of stock awards in 2009.

2009 OPTION EXERCISES AND STOCK VESTED

Executive Name	Executive Title	Option Awards		Stock Awards (1)
		Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

C. Dowd Ritter	Chairman and Chief Executive Officer			571,963	$3,215,711

Irene M. Esteves	Senior Executive Vice President and Chief Financial Officer	—	—	—	—

O. B. Grayson Hall, Jr.	President and Chief Operating Officer	—	—	192,861	$1,085,739

G. Timothy Laney	Senior Executive Vice President and Business Services Banking Group Head	—	—	120,564	$678,562

William C. Wells, II	Senior Executive Vice President and Chief Risk Officer	—	—	75,906	$427,042

(1)	These amounts include two items: (a) salary stock units awarded December 9, 2009, and (b) shares vested in association with the release and forfeiture of the portion of the February 24, 2009, grant associated with the 2008 bonus.

(a)	Salary stock units awarded December 9, 2009, are detailed in the following schedule:

Name	Vested Salary Stock Units (net of tax)	Salary Stock Realized for 2009 (before tax)
C. Dowd Ritter	294,232	$1,660,000
O. B. Grayson Hall, Jr.	134,709	$760,000
G. Timothy Laney	69,127	$390,000
William C. Wells, II	46,085	$260,000

Salary stock units are vested at award and are subject to tax withholding. Salary stock units are subject to transfer restrictions until the time of payout in two installments, the first installment being 50% payable as of July 1, 2010, at the stock price on that date and the second installment of the balance payable as of January 1, 2011, at the stock price on that date.

(b)	Shares associated with the release and forfeiture of the portion of the February 24, 2009, grant relative to the 2008 bonus are detailed in the following schedule:

Name	Shares Released (#)	Value of Shares Released ($)	Shares Forfeited (#)	Value of Shares Forfeited ($)
C. Dowd Ritter	277,731	$1,555,711	45,945	$260,111
O. B. Grayson Hall, Jr.	58,152	$325,739	9,620	$54,462
G. Timothy Laney	51,437	$288,561	—	—
William C. Wells, II	29,821	$167,042	4,934	$27,933

The amounts reflected in this table are also reflected in the stock awards column of the Summary Compensation Table.

PENSION BENEFITS

Regions Qualified and Nonqualified Plans. All benefits earned under the Regions Financial Corporation Retirement Plan (the “Regions Retirement Plan”), a non-contributory qualified defined benefit plan, are based on years of credited service up to 30 and the annual average of the highest five consecutive years of base salary earned out of the last 10 years worked. Mr. Ritter, Mr. Hall and Mr. Wells participate in the Regions Retirement Plan. Ms. Esteves and Mr. Laney do not.

The Regions Financial Corporation Post 2006 Supplemental Executive Retirement Plan (the “Regions SERP”) provides benefits that would otherwise be denied participants under the qualified Regions Retirement Plan because of tax code limitations on qualified plan benefits, as well as additional benefits that serve to attract and retain high quality senior executive talent for the organization. There are two types of retirement benefits in the Regions SERP: a regular benefit and a targeted benefit. The annual average covered compensation for both benefits is based on the highest three consecutive years of base salary plus bonus out of the last ten years worked. The amount of the regular Regions SERP benefit is determined by the length of the retiree’s credited service up to 35 years and the annual average covered compensation utilizing the Regions Retirement Plan formula. Participants vest in the Regions SERP benefit after five years of service or attainment of age 55. The regular Regions SERP benefit is available to all eligible SERP participants with the exception of Ms. Esteves and Mr. Laney.

The targeted Regions SERP retirement benefit is available only to a select group of senior officers, including all of our NEOs. This targeted Regions SERP benefit provides a percentage of annual average covered compensation based on years of credited service ranging from 40% at 10 years up to a maximum of 65% at 35 years. These targeted Regions SERP benefits are offset by the qualified plan benefit and the Social Security benefit. Participants vest in this benefit only after 10 years of service and the attainment of age 60, except in the case of death, disability or change-in-control (although the change-in-control feature of this plan is currently precluded due to our participation in TARP). If a participant who participates in both the regular SERP benefit and the targeted SERP benefit retires prior to meeting these vesting requirements, he or she will receive a regular SERP benefit. The following 2009 Pension Benefits table reflects the actuarial present value benefit from the Regions Retirement Plan and Regions SERP, but does not include the Regions’ 401(k) and supplemental 401(k) plans.

2009 PENSION BENEFITS

Executive Name	Executive Title	Plan Name	Number of Years Credited Service (#) (1)	Pension Benefits
				Present Value of Accumulated Benefit ($) (2)	Payments During Last Fiscal Year ($) (3)

C. Dowd Ritter	Chairman and Chief Executive Officer	Regions Financial Corporation Retirement Plan	30	$1,481,718	$—

		Regions Financial Corporation Post 2006 SERP	35	$28,909,905	$—

Irene M. Esteves	Senior Executive Vice President and Chief Financial Officer	Regions Financial Corporation Retirement Plan	NA	NA	NA

		Regions Financial Corporation Post 2006 SERP	1	$—	$—

O. B. Grayson Hall, Jr.	President and Chief Operating Officer	Regions Financial Corporation Retirement Plan	28	$667,950	$—

		Regions Financial Corporation Post 2006 SERP	28	$6,729,378	$—

G. Timothy Laney	Senior Executive Vice President and Business Services Banking Group Head	Regions Financial Corporation Retirement Plan	NA	NA	NA

		Regions Financial Corporation Post 2006 SERP	1	$110,348	$—

William C. Wells, II	Senior Executive Vice President and Chief Risk Officer	Regions Financial Corporation Retirement Plan	4	$85,899	$—

		Regions Financial Corporation Post 2006 SERP	4	$889,551	$—

(1)	For Mr. Ritter, Mr. Hall and Mr. Wells, the Regions Retirement Plan (a tax-qualified pension plan) capped the number of years of participant service for purposes of benefit accrual under the plan at 30 years. The Regions SERP (a nonqualified plan) caps participant service at 35 years. In addition, because the Plan was amended in 2009 to cease benefit accruals, no NEO received an additional year of service for 2009.

(2)	The present value of the accumulated qualified plan benefits reflects the present value as of December 31, 2009, and was determined using a 6.05% discount rate and the separate static annuitant/nonannuitant mortality tables for males and females issued by the IRS for 2010 funding purposes. The present value of the accumulated SERP benefits reflects the present value as of December 31, 2009, and was determined using a 5.70% discount rate and the 2010 PPA lump sum mortality table. For purposes of the present value calculation, no pre-retirement mortality was assumed and the payment date was assumed to be the earliest unreduced retirement date under the plan. The payment age of 62 (life only) was assumed for the Regions Retirement Plan and the payment age was assumed to be age 60 for the Regions SERP.

(3)	None of the NEOs received a pension benefit payment during 2009.

NONQUALIFIED DEFERRED COMPENSATION

Regions maintains two nonqualified deferred compensation plans for officers who are eligible participants: the Regions Financial Corporation Supplemental 401(k) Plan and the AmSouth Bancorporation Deferred Compensation Plan, although the AmSouth Deferred Compensation Plan has been frozen to future deferrals since 2007.

Regions Financial Corporation Supplemental 401(k) Plan. Regions sponsors an excess contribution plan for executives and other 401(k) plan participants whose compensation exceeds the annual tax code limit on compensation that can be taken into account for purposes of contributions to the 401(k) plan. Under this plan, participants may continue to make contributions on a nonqualified basis. Regions makes contributions to this plan up to 6% of base and incentive compensation provided the executive has elected a deferral rate on his or her compensation of at least 6% for the year. All of the NEOs participated in the Regions Supplemental 401(k) Plan during the first quarter of 2009. Regions suspended contributions to this plan during the period April 1, 2009, through December 31, 2009.

AmSouth Bancorporation Deferred Compensation Plan. Regions adopted the AmSouth Bancorporation Deferred Compensation Plan, which was amended and restated as of January 1, 2005. Under the plan, a select group of members of management and highly compensated employees are eligible to participate. The plan was frozen to all participants for compensation earned after January 1, 2007. Prior to freezing the plan, eligible participants could elect to defer a portion (from 25% to 100%) of his or her annual bonus into deferred stock or other investments. The deferral election specified the payment date, which could not be sooner than the third anniversary of the first day of the plan year to which the deferral relates. The participant may elect to have payments distributed in a lump sum or in installments, but must make the election in advance of the deferral. All deferred amounts are fully vested and are not subject to forfeiture. Although no NEO currently defers compensation under this Plan, Mr. Wells has an account balance under the Plan. Mr. Wells is a participant in this plan.

Regions Financial Corporation Salary Stock Unit Award Program. “Salary Stock” is a new form of compensation allowable under TARP. Regions entered into Salary Stock Unit Award Agreements in the form of restricted stock units payable in cash with NEOs during 2009. Since the salary stock unit award is vested at grant, but not payable until a later date, this program is a form of deferred compensation. NEOs who participate in this program do not make any elections with regard to degree of participation nor time or manner of distribution. Salary stock units are fully vested at grant and are not subject to forfeiture and the payment date may not be accelerated. Salary stock units awarded on December 9, 2009, will vest in two installments with the first installment of 50% payable as of July 1, 2010, at the stock price on that date and the second installment of the balance payable as of January 1, 2011, at the stock price on that date.

The following table sets forth the executive contributions, Regions’ contributions and the aggregate earnings, withdrawals and balances during 2009 under the nonqualified deferred compensation plans maintained by Regions, including the AmSouth nonqualified deferred compensation plan described above.

NONQUALIFIED DEFERRED COMPENSATION FOR 2009

Executive Name	Executive Title	Non-Qualified Deferred Compensation
		Executive Contributions at December 31, 2009 ($)(1)	Company Contributions at December 31, 2009 ($)(2)	Aggregate Earnings at December 31, 2009 ($)(3)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at December 31, 2009 ($)(4)
C. Dowd Ritter	Chairman and Chief Executive Officer	$47,650	$1,556,712	$(189,818)	$—	$2,048,357
Irene M. Esteves	Senior Executive Vice President and Chief Financial Officer	$12,500	$—	$4,286	$—	$16,786
O. B. Grayson Hall, Jr.	President and Chief Operating Officer	$190,195	$738,556	$138,442	$—	$1,826,136
G. Timothy Laney	Senior Executive Vice President and Business Services Banking Group Head	$153,093	$381,844	$113,874	$—	$791,840
William C. Wells, II	Senior Executive Vice President and Chief Risk Officer	$37,542	$251,818	$24,861	$—	$667,311

(1)	Amounts in this column represent amounts deferred from the applicable NEOs base salary and annual bonus and that are reported in the “Salary” and “Bonus” columns of the Summary Compensation Table.

(2)	Amounts in this column include company contributions under the Regions Financial Corporation Supplemental 401(k) Plan. These amounts are also reflected in the “All Other Compensation” column of the Summary Compensation Table. Also included in this column are amounts associated with the salary stock units (after tax) awarded December 9, 2009, as follows:

Name	Value of Salary Stock Deferred (after tax)
C. Dowd Ritter	$1,556,487
O. B. Grayson Hall, Jr.	$712,611
G. Timothy Laney	$365,682
William C. Wells	$243,790

(3)	Amounts in this column include earnings/losses from the Regions Financial Corporation Supplemental 401(k) Plan, the AmSouth Bancorporation Deferred Compensation Plan and the change in value of Regions Financial Corporation Salary Stock Unit Awards from the award date to December 31, 2009.

(4)	The December 31, 2009 balances do not include true-up Company contributions that were made in early 2010 based on executive deferral elections from 2009 pay. These contributions are included, however, in the column “Company Contributions at December 31, 2009”. The aggregate balance at December 31, 2009 includes the balance in the Regions Financial Corporation Supplemental 401(k) Plan, the AmSouth Bancorporation Deferred Compensation Plan and the value of salary stock units at December 31, 2009.

POTENTIAL PAYMENTS BY REGIONS UPON TERMINATION OR CHANGE-IN-CONTROL

Regions maintains a variety of agreements, plans and programs under which our NEOs would be eligible to receive severance payments and other benefits upon termination of employment or a change-in-control of Regions. However, most of the plans and programs have been preempted by Regions’ TARP participation as relates to the NEOs.

Employment and Change-in-Control Agreements.

Mr. Ritter’s Employment Agreement. During 2007, Mr. Ritter surrendered his employment agreement in exchange for a grant of restricted stock units scheduled to vest over a five-year period ending in 2012. Mr. Ritter now has no employment agreement providing special severance benefits upon termination of employment or change-in-control. In relinquishing his employment agreement, however, Mr. Ritter and the Company entered into an agreement to preserve certain retirement benefits and excise tax protections previously outlined in his employment agreement.

Change-in-Control Agreement. Ms. Esteves, Mr. Hall, Mr. Laney and Mr. Wells each holds a change-in-control agreement. Under the change-in-control agreement, during the two-year period following a change-in-control, Regions may terminate employment with or without “cause” or the agreement holder may terminate employment with or without “good reason”. While Ms. Esteves, Mr. Hall, Mr. Laney and Mr. Wells hold change-in-control agreements, the agreements are preempted by Regions’ TARP participation.

Equity Based Award Plans. Under the terms of the AmSouth 1996 and 2006 Long Term Incentive Compensation Plans, which were assumed by Regions upon the merger, equity-based awards generally vested at retirement, death, disability or a change-in-control; however, Regions’ TARP participation prohibits accelerated vesting at change-in-control.

Pension and Deferred Compensation Plans. As described above in the “Compensation Discussion and Analysis” and under the “Pension Benefits” and “Nonqualified Deferred Compensation” sections, Regions maintains a number of tax-qualified and nonqualified retirement and deferred compensation plans under which certain employees, including certain of the NEOs, may receive benefits upon retirement or other terminations of employment. Upon termination of employment for any reason, each NEO would be entitled to receive the amounts set forth above under the “Aggregate Balance at December 31, 2009” column of the Nonqualified Deferred Compensation for 2009 table on page 58 of this proxy statement.

In addition, Mr. Ritter was retirement eligible as of December 31, 2009. In the event Mr. Ritter had elected to retire as of this date, he would have been entitled to an annual benefit of $2,311,188.

Welfare and Other Insurance Benefits. Regions sponsors a number of broad-based health, life, and disability benefit programs for its associates, in which NEOs also participate, such as short- and long-term disability coverage and group term life insurance coverage. Regions also maintains other executive life insurance and split-dollar life insurance policies and arrangements (insured through third-party insurers) for certain of its NEOs. In addition to the group term life insurance benefits described above, upon the death of both Mr. Ritter and his spouse, their beneficiaries would receive death benefits equal to $10,109,829, payable under split-dollar life insurance policies on their lives.

TARP and ARRA Required Amendments. In accordance with the prohibitions under TARP and ARRA as in effect at December 31, 2009, golden parachute payments to our SEOs are prohibited. The following table reflects this prohibition under ARRA.

The following table quantifies certain amounts, such as restricted stock, that would be payable to NEOs and that are described above. The table also quantifies certain additional payments and benefits not described above that are payable on certain terminations of employment. The amounts reflected in the table assume a December 31, 2009, termination of employment.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

Executive Name	Executive Title	Voluntary	Involuntary Without Cause	Early Retirement	For Cause	Involuntary for Good Reason Following a CIC	Death	Disability

C. Dowd Ritter(1)	Chairman and Chief Executive Officer
Compensation:	LTI
	Restricted Stock(2)	$290,590	$290,590	$290,590	$—	$—	$2,432,956	$2,432,956
	Stock Options(2)	$2,006,812	$2,006,812	$2,006,812	$—	$—	$2,006,812	$2,006,812
Perquisites:	Financial planning	$26,000	$26,000	$26,000	$—	$—	$26,000	$26,000
Benefits:	Value of continued welfare benefits	$116,397	$116,397	$116,397	$116,397	$116,397	$64,530	$116,397
TOTAL:		$2,439,799	$2,439,799	$2,439,799	$116,397	$116,397	$4,530,298	$4,582,165

Irene M. Esteves	Senior Executive Vice President and Chief Financial Officer
Compensation:	LTI
	Restricted Stock(2)	$—	$—	NA	$—	$—	$246,620	$246,620
	Stock Options(2)	$—	$—	NA	$—	$—	$173,687	$173,687
Perquisites:	Financial planning	$—	$—	NA	$—	$—	$26,000	$26,000
TOTAL:		$—	$—	NA	$—	$—	$446,307	$446,307

O. B. Grayson Hall, Jr.	President and Chief Operating Officer
Compensation:	LTI
	Restricted Stock(2)	$—	$—	NA	$—	$—	$850,854	$850,854
	Stock Options(2)	$—	$—	NA	$—	$—	$347,374	$347,374
Perquisites:	Financial planning	$—	$—	NA	$—	$—	$26,000	$26,000
TOTAL:		$—	$—	NA	$—	$—	$1,224,228	$1,224,228

Executive Name	Executive Title	Voluntary	Involuntary Without Cause	Early Retirement	For Cause	Involuntary for Good Reason Following a CIC	Death	Disability

G. Timothy Laney	Senior Executive Vice President and Business Services Banking Group Head
Compensation:	LTI
	Restricted Stock(2)	$—	$—	NA	$—	$—	$52,900	$52,900
	Stock Options(2)	$—	$—	NA	$—	$—	$485,158	$485,158
Perquisites:	Financial Planning	$—	$—	NA	$—	$—	$26,000	$26,000
TOTAL:		$—	$—	NA	$—	$—	$564,058	$564,058

William C. Wells, II	Senior Executive Vice President and Chief Risk Officer
Compensation:	LTI
	Restricted Stock(2)	$—	$—	NA	$—	$—	$466,192	$466,192
	Stock Options(2)	$—	$—	NA	$—	$—	$130,265	$130,265
Perquisites:	Financial Planning	$—	$—	NA	$—	$—	$26,000	$26,000
TOTAL:		$—	$—	$—	$—	$—	$622,457	$622,457

(1)	Mr. Ritter is eligible for early retirement under the Regions Financial Corporation Retirement Plan. For purposes of the “Voluntary Termination” column above, because he was eligible for early retirement on December 31, 2009, he was assumed to have taken early retirement and therefore is entitled to receive the benefits, including financial planning and welfare benefits, as are shown in the “Early Retirement” column.

(2)	Based on a fair market value of Regions common stock at $5.29 per share on December 31, 2009.

DIRECTOR COMPENSATION

Fees. Directors who are not employees of Regions or its subsidiaries were paid an annual retainer of $50,000 plus an additional annual chairman’s retainer of $10,000 for each Committee chair (or $20,000 in the case of the Audit and Compensation Committee chairs). In addition, Directors are paid an additional meeting attendance fee of $1,500 for each Board or Committee meeting attended. Directors also received a performance-based restricted stock award in 2009 of 12,448 shares of Regions common stock. The amount of performance-based restricted stock that vests at the end of three years is based on Regions average closing stock price during any 90 day period between April 22, 2010, and April 22, 2013, meeting or exceeding the date of grant price by a range of 125% to 150%.

Directors who are employees of Regions or its subsidiaries receive no fees for their service as Directors.

Directors’ Deferred Stock Investment Plan. Non-employee Directors of Regions may participate in Regions’ Directors’ Deferred Stock Investment Plan, under which a Director may elect to defer receipt of some or all of the participant’s cash compensation. Deferred amounts are credited to a bookkeeping account for the Director, which is designated in notional shares of Regions common stock. Dividend equivalents, if any, are converted to additional notional shares of common stock in the participant’s account. At the end of the deferral period, the participant’s account is settled in actual shares of common stock, plus cash for any fractional share. Receipt and taxability of benefits are deferred until the time of payment in accordance with the payment election made by the Director at the time of the deferral. Most of the Directors of Regions elected to defer receipt of some or all of the retainer and meeting fees they were paid for service on the Board.

The following table contains information about the fees and other compensation paid to the non-employee members of the Regions Board in 2009.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	All Other Compensation ($)	Total ($)
Samuel W. Bartholomew, Jr.	$83,000	$59,875	$—	$142,875
George W. Bryan	$84,500	$59,875	$—	$144,375
David J. Cooper, Sr.	$89,000	$59,875	$—	$148,875
Earnest W. Deavenport, Jr.	$120,500	$59,875	$—	$180,375
Don DeFosset	$93,500	$59,875	$—	$153,375
Charles D. McCrary	$105,500	$59,875	$—	$165,375
James R. Malone	$112,500	$59,875	$—	$172,375
Susan W. Matlock	$89,000	$59,875	$—	$148,875
John E. Maupin, Jr.	$95,500	$59,875	$—	$155,375
Claude B. Nielsen	$101,750	$59,875	$—	$161,625
John R. Roberts	$118,250	$59,875	$—	$178,125
Lee J. Styslinger III	$104,000	$59,875	$—	$163,875

(1)	The amounts presented in this column represent the grant date fair values of the 2009 performance-based restricted stock award made to Directors on April 22, 2009, with a grant date fair value of $59,875. The assumptions for valuing restricted stock granted under the Regions 2006 LTIP on April 22, 2009, were: risk free rate of return (2.80%), dividend yield (1.85%), volatility (67.15%) and expected life (6.75 years). All of the non-employee Directors in service on April 16, 2009, received the annual grant. The following table sets forth those non-employee Directors who served during 2009 and who had stock options outstanding as of December 31, 2009, and the number of stock options outstanding as of that date:

Name	Outstanding Stock Options (#)	Outstanding Restricted Stock (#)
Samuel W. Bartholomew, Jr.	84,285	12,448
George W. Bryan	36,400	12,448
David J. Cooper, Sr.	21,177	12,448
Earnest W. Deavenport, Jr.	57,397	12,448
Don DeFosset	21,177	12,448
Charles D. McCrary	50,043	12,448
James R. Malone	57,397	12,448
Susan W. Matlock	14,000	12,448
John E. Maupin, Jr.	14,000	12,448
Claude B. Nielsen	57,398	12,448
John R. Roberts	66,400	12,448
Lee J. Styslinger III	14,000	12,448

PROPOSAL 2—NONBINDING STOCKHOLDER APPROVAL OF EXECUTIVE COMPENSATION

In response to the recent economic downturn, Congress enacted the Emergency Economic Stabilization Act of 2008 (the “EESA”) and the American Recovery and Reinvestment Act of 2009 (the “ARRA”). The EESA and ARRA, as implemented by various regulations, impose a number of requirements on financial institutions, such as Regions, that received an investment under the Capital Purchase Program of the United States Treasury’s Troubled Asset Relief Program (“TARP”). One of the requirements set forth under EESA is that at each annual meeting of stockholders during the period in which any obligation arising from TARP financial assistance remains outstanding TARP recipients shall permit a separate nonbinding “say on pay” stockholder vote to approve the compensation of executives.

This proposal gives you as a stockholder the opportunity to vote for or against the following resolution:

“RESOLVED, that the stockholders of Regions Financial Corporation (the “Company”) approve the compensation of the Company’s executives named in the Summary Compensation Table of the Company’s Proxy Statement for the 2010 Annual Meeting of Stockholders, including the Compensation Discussion and Analysis, the Executive Compensation tables and the related disclosure contained in the Proxy Statement.”

Because your vote is advisory, it will not be binding upon the Board and may not be construed as overruling any decision by the Board. However, the Compensation Committee may, in its sole discretion, take into account the outcome of the vote when considering future executive compensation arrangements.

Stockholders are encouraged to carefully review the “Compensation Discussion and Analysis” and “2009 Compensation” sections of this proxy statement for a detailed discussion of the Company’s executive compensation program.

Our overall executive compensation policies and procedures are described in the Compensation Discussion and Analysis and the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure) in this proxy statement. Our compensation policies and procedures are centered on a pay-for-performance culture and are strongly aligned with the long-term interests of our stockholders, as described in the Compensation Discussion and Analysis. The Compensation Committee, which is comprised entirely of independent Directors, in consultation with McLagan, a leading human resources consulting firm, oversees our executive compensation program and continually monitors our policies to ensure they continue to emphasize programs that reward executives for results that are consistent with stockholder interests.

Our Board and our Compensation Committee believe that our commitment to these responsible compensation practices justifies a vote by stockholders FOR the resolution approving the compensation of our executives as disclosed in this proxy statement.

Board of Directors Recommendation

The Board unanimously recommends you vote “FOR” this Proposal 2. Proxies solicited by the Board will be voted “FOR” this proposal unless otherwise instructed on the proxy card.

PROPOSAL 3—APPROVAL OF THE REGIONS FINANCIAL CORPORATION

2010 LONG TERM INCENTIVE PLAN

Since our merger with AmSouth in 2006, the Company has been issuing long-term incentive grants under two separate employee incentive plans, currently consisting of the Regions Financial Corporation 2006 Long-Term Incentive Plan and the AmSouth Bancorporation 2006 Long Term Incentive Compensation Plan (the “2006 Plans”). The Compensation Committee (the “Committee”) and the Board believe that an employee incentive plan is designed to encourage creation of lasting value for our stockholders, recruit, motivate, and retain the most talented associates, and build equity ownership among associates. By paying the awards with stock-based incentives and providing compensation opportunities that are conditioned upon achievement of performance goals, the long-term rewards for associates are directly tied to our success in the creation and preservation of our stockholders’ interests and long-term stockholder value.

The Company proposes the adoption of a new plan, the Regions Financial Corporation 2010 Long Term Incentive Plan (the “2010 Long Term Incentive Plan” or the “LTIP” or the “2010 Plan”), to replace the 2006 Plans for the following reasons:

•	To consolidate our programs under one long-term incentive plan;

•	To update long-term plan provisions in light of evolving best practices;

•	To ensure that equity grants that are compliant with the requirements of TARP can be issued under a stockholder approved plan; and

•	Because under the 2006 Plans, only 7,021,000 shares remained available for grant as of December 31, 2009.

To meet these objectives while addressing dilution and run rate concerns, the new 2010 Plan has been structured to provide:

•

No Discount Stock Options or Stock Appreciation Rights (“SARs”): The 2010 Plan prohibits the grant of a stock option or SAR with an exercise price less than the fair market value of our stock on the date of grant.

•

No Repricing of Stock Options or SARs: The 2010 Plan prohibits the repricing of stock options or SARs either by reducing the exercise price or by substituting or exchanging a new option or SAR at a lower price. The only exception is for exercise price adjustments to reflect mergers, changes in control, stock splits or other change in capitalization.

•

Vesting: Regions has historically granted options with a three-year vesting period and that practice is not expected to change. Under the 2010 Plan, options and SARs that are conditioned only on future employment (rather than the attainment of performance goals) may not vest more rapidly than in installments over the three years after the date of grant. Full-value awards (such as restricted stock and restricted stock units) that are subject to future employment are subject to a minimum three-year vesting period. Awards that vest upon the attainment of performance goals must provide for a performance period of at least one year. The only exceptions to these vesting provisions apply in cases of retirement, death, disability, and certain terminations of employment within 24 months following a change in control.

•

Shares not Available for Reissuance: The 2010 Plan limits the circumstances under which a share that is subject to an award but not ultimately delivered to the award recipient may become available for reissuance under a new award. The following shares of common stock will not become available for issuance under the 2010 Plan: (1) stock tendered as full or partial payment upon exercise of a stock option; (2) stock reserved for issuance upon grant of SARs, to the extent the number of reserved shares exceeds the number of shares actually issued upon exercise of the SARs; and (3) stock withheld to satisfy tax withholding obligations.

•

Dividend Equivalent Rights on Performance Awards: To the extent an award that is subject to attainment of performance goals entitles the award recipient to dividend equivalent rights over shares subject to the award, those dividend equivalents only become payable if the award vests and is paid. If the performance award is forfeited without vesting, the applicable dividend equivalent rights are also forfeited.

The Committee and the Board have approved the 2010 Plan, subject to the approval of the stockholders. If stockholders approve the 2010 Plan, the 2006 Plans will be closed to further grants. The shares still available for grant under the 2006 Plans (approximately 7,021,000 as of December 31, 2009) will not be available for grant under the 2010 Plan. If stockholders do not approve the 2010 Plan, it will not be implemented. The approval of the 2010 Plan will allow us to continue to provide such incentives to our eligible associates. A copy of the 2010 Long Term Incentive Plan is attached to this proxy statement as Appendix B.

Shares of Regions common stock that may be awarded under the 2010 Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

Eligibility and Types of Awards

The 2010 Long Term Incentive Plan generally provides for the granting to officers and key employees of Regions of non-qualified stock options, incentive stock options, stock appreciation rights and shares of stock designated as restricted stock, restricted stock units or share-indexed dollar equivalents in the form of performance shares or performance units, and other equity and/or cash based awards. The 2010 Plan is intended to be used over a period of years to assist Regions in attracting, retaining, motivating and rewarding associates who make a significant contribution to Regions’ long-term success, and to encourage associates to acquire and maintain an equity interest in the Company.

Stock Available for Issuance through the 2010 Long Term Incentive Plan

The 2010 Plan provides that one hundred million common share equivalents are subject to and available for distribution to recipients under the 2010 Plan. For this purpose, shares of restricted stock granted under the 2010 Plan are assigned a higher share equivalent value because the value of a grant of restricted stock on the date of grant is comparatively higher than the value of a stock option for the same number of underlying shares. Specifically, the 2010 Plan provides that each share of Regions common stock under an award (other than awards of stock options and SARs) granted under the 2010 Plan is assigned a share equivalent factor of 2.25 compared to the stock option and SAR equivalent of 1.0. In operation, this means that grants of restricted stock will deplete the number of share equivalents available for grant faster than grants of the same number of stock options. Regions has concluded that this mechanism more closely correlates the value of a grant under the 2010 Plan to the number of share equivalents used for the grant. The closing market price of the common stock of the Company as reported by the NYSE was $7.63 per share on March 26, 2010.

Award Limits

Limit on option and SAR grants. The maximum number of shares of common stock with respect to which stock options and SARs may be granted under the LTIP to any associate during any one calendar year is 950,000 shares. The maximum number of shares of common stock with respect to which incentive stock options may be granted under the LTIP to any associate during any one calendar year is 950,000 shares.

Limit on grants of other stock-based performance awards. The maximum number of shares of common stock with respect to which any awards other than stock options, SARs and performance units may be granted in any one calendar year to any associate is 950,000 shares (or their equivalent in cash). Awards that are subject to this limitation are awards of performance shares, restricted stock and stock units.

Each of the foregoing limits is subject to adjustment for stock splits and other capital changes occurring after the date stockholders approve the LTIP.

Limit on grants of non-stock-based performance awards. No participant may receive more than $4,000,000 (or the equivalent in shares) in payment of performance unit awards that are granted in any one calendar year. Performance unit awards are rights to receive a specified amount of money at a future time (other than an amount determined by reference to the market value of a specified number of shares of common stock) if a specified performance goal is attained.

Administration

The 2010 Long Term Incentive Plan is administered and interpreted by the Compensation Committee, which is composed of nonemployee Directors who are independent within the meaning of the NYSE listing standards. The Board may, without further approval of the stockholders, suspend, terminate or amend the 2010 Long Term Incentive Plan. However, no such action may be taken without stockholder approval which would materially increase the total number of shares of common stock or common stock equivalents which may be issued under the 2010 Plan, relax the performance objectives for performance-based awards, or materially increase the benefits of the 2010 Plan within the meaning of the NYSE listing standards. Also, no action may be taken without a recipient’s consent, which would reduce or impair any vested rights or obligations under any then outstanding award under the 2010 Plan.

With respect to any or all awards under the 2010 Long Term Incentive Plan, the Committee may accelerate the award, meaning that the Committee may determine that outstanding options, SARs and other awards in the nature of rights that may be exercised will become fully exercisable, all restrictions on outstanding awards shall lapse and applicable performance objectives will be deemed satisfied. In exercising its discretion to accelerate awards under the 2010 Plan, the Committee may distinguish among recipients and among awards. Awards are automatically accelerated in the event of termination of employment by Regions without cause or by the award holder for good reason within 24 months after a change in control.

Stock Options

The 2010 Long Term Incentive Plan authorizes the granting of two types of stock options to purchase common stock of the Company: non-qualified stock options (“NQSOs”) and incentive stock options (“ISOs”). ISOs may only be granted to associates and provide for special tax treatment (as described below) in accordance with Section 422 of the Internal Revenue Code.

No stock options may be granted under the 2010 Plan after the date of the tenth anniversary of the effective date of the 2010 Plan’s approval, expected to be May 13, 2020. The option price per share of NQSOs and ISOs shall not be less than the fair market value of the common stock on the date of the grant. Options may be exercised by payment in cash, or in the discretion of the Committee, by delivery of shares having a market value equal to the option price, or in any combination of cash and shares. An option may be exercised only subject to such terms as the Committee may impose at the time the option is granted. In general, an option will be subject to a minimum ratable vesting period of three years and must terminate not later than ten years after the date of the grant.

Stock Appreciation Awards

SARs may be granted under the 2010 Plan in connection with all or any part of NQSOs, or independent of stock options. SARs permit the recipient to receive from the Company an amount determinable in relation to any increase in fair market value of the Company’s common stock. The reference price per share of SARs shall not be less than the fair market value of the common stock on the date of grant. The amount awardable upon exercise of a SAR for each share covered by the exercise is equal to the difference between the exercise price and the fair market value of the share on the date of exercise. The Committee has the discretion to establish the terms of a SAR award at the time of grant, including the method of exercise, method of settlement, form of consideration payable in settlement and any other terms and conditions of the award. Any SAR award and the terms and conditions thereof must be evidenced by an award agreement between Regions and the recipient. The aggregate amount due on exercise of a SAR may be paid wholly or partly in cash or in common stock, at the discretion of the Committee. In general, a SAR will be subject to a minimum ratable vesting period of three years and must terminate not later than 10 years after the date of the grant.

Restricted Stock

A restricted stock award under the 2010 Plan consists generally of a grant or sale of the Company’s common stock to the recipient subject to conditions determined by the Committee. The terms determinable by the Committee in each restricted stock award include the number of shares, the price, if any, to be paid by the recipient, the time within which the award may be subject to forfeiture, the nature of the restrictions, including performance criteria, if any, and the circumstances upon which restrictions will lapse. The recipient of restricted stock may not sell or transfer such shares during the restriction period, and the certificates representing such shares remain in the custody of the Company until the conditions of restriction are satisfied. Upon lapse or removal of the restrictions, the recipient will have unrestricted ownership of the covered shares. In general, a restricted stock award will be subject to a minimum vesting period of three years.

Restricted Stock Units

A restricted stock unit (“RSU”) is a right to receive a share of Regions’ common stock, or cash equal to the fair market value of a share, at a designated date or in defined circumstances, which may be the date when the RSU is granted or a later date, or the occurrence of a specified event such as termination of employment. The right to receive the share may (but need not) be conditioned on continued employment or achievement of performance goals. Shares issued on account of an RSU may be transferable or may be subject to restrictions during a defined period of time. In general, an RSU award will be subject to a minimum vesting period of three years.

Performance Shares and Performance Units

The 2010 Plan also provides for the grant of awards in the form of performance shares and performance units. The Committee selects recipients of performance share and performance unit awards and establishes performance objectives, the performance period and the amount and form of the award, which may consist of stock or cash. The performance objectives may relate to the specific performance of the recipient, or the performance of the region, subsidiary, unit, department or function within which the recipient is employed. Performance objectives are intended to enhance the long-term financial condition of the Company. If at the end of the performance period the performance objectives have been satisfied, the recipient will have earned the award. If the specific performance objectives are exceeded, the Committee in its discretion may award a multiple of the target award, and if the performance objectives are satisfied in part, the Committee in its discretion may grant the recipient a portion of the performance award.

Description of Performance Criteria

As described above, awards under the 2010 Plan may be granted subject to satisfaction of performance objectives, and, if designated by the Committee at the time of grant, as awards intended to satisfy the requirements of Internal Revenue Code Section 162(m) applicable to “performance-based” compensation. For performance-based awards intended to satisfy such requirements, the performance objectives must be limited to specified levels of or increases in: (1) earnings (including, but not limited to, earnings per share or other corporate measures); (2) profit (including, but not limited to, net profit, gross profit, operating profit, economic profit, profit margins or other profit measures); (3) net income; (4) revenue; (5) stock price or performance; (6) stockholder return; (7) return measures (including, but not limited to, return on assets, capital, equity or revenue); (8) growth of loans and deposits; (9) market share; (10) expenses (including, but not limited to, expense management, expense efficiency ratios or other expense measures); (11) business expansions or consolidation (including but not limited to, acquisitions and divestitures); (12) internal rate of return; (13) planning accuracy (as measured by comparing planned results to actual results); (14) number of customers or households; and (15) asset quality and charge-offs, in each case of the Company, a subsidiary, or a region, division, department or function in the Company or a subsidiary.

Dividend Equivalent Rights

The 2010 Plan provides for the grant of dividend equivalents on awards, other than awards of stock options and SARs. Generally, a dividend equivalent entitles the recipient to receive an amount equivalent to the cash dividends declared on Regions common stock over a specified period. The Committee has the discretion to set the terms and conditions of a dividend equivalent award at the time of grant, including the number of shares referable to the award, the time period, the form of consideration in which an award is to be settled and the method of settlement.

Other Stock-Based Awards

The 2010 Plan also grants to the Committee discretion to make stock-based awards in other forms and to establish the terms and conditions of the award at the time of grant. In general, any other form of stock-based award under the 2010 Plan will be payable in, valued in whole or in part by reference to, or be otherwise based on or related to common stock of the Company. Any such award must be determined by the Committee to be consistent with the purposes of the 2010 Plan.

The Committee has determined that if stockholders approve the 2010 Plan, the 2006 Plans will be frozen, meaning no further awards can be made. Outstanding awards under such plans will remain outstanding and subject to the existing terms and conditions of the original grant.

Certain Federal Income Tax Consequences

The following description of the tax consequences of awards under the 2010 Plan is based on Federal income tax laws currently in effect and does not purport to be a complete description of such Federal income tax consequences, nor does it address foreign, state or local tax consequences.

Options. There are no Federal income tax consequences either to the option holder or Regions upon the grant of an ISO or a NQSO. If shares are purchased under an ISO (i.e., an ISO is exercised) during employment or within three months thereafter, the option holder will not recognize any income and Regions will not be entitled to a deduction in respect of the option exercise. However, the excess of the fair market value of the shares on the date of such exercise over the purchase price of the shares under the option will be includible in the option holder’s alternative minimum taxable income if the option holder does not dispose of the shares in the same calendar year in which the option holder acquired the shares under the ISO, which may give rise to alternative minimum tax liability for the option holder. Generally, if the option holder disposes of shares purchased under an ISO within two years of the date of grant or one year of the date of exercise of the ISO, the option holder will recognize ordinary income, and Regions will be entitled to a deduction, equal to the excess of the fair market value of the shares on the date of exercise over the purchase price of such shares (but not more than the actual gain realized by the option holder on the disposition of the shares). Any gain after the date on which the option holder purchased the shares will be treated as capital gain to the option holder and will not be deductible by Regions. If the shares are disposed of after the two year and one year periods mentioned above, Regions will not be entitled to any deduction, and the entire gain or loss realized by the option holder will be treated as capital gain or loss.

When shares are purchased under a NQSO, the excess of the fair market value of the shares on the date of purchase over the purchase price of such shares under the option will generally be taxable to the option holder as ordinary income and deductible by Regions. The disposition of shares purchased under a NQSO will generally result in a capital gain or loss for the option holder, but will have no tax consequences for Regions.

Stock Appreciation Rights and Performance Share, Performance Unit and Restricted Stock Unit Awards. There are no Federal income tax consequences either to the recipient or Regions upon the grant of SARs. If and when money is paid or shares of stock are issued pursuant to the exercise of a SAR or pursuant to a performance share, performance unit or restricted stock unit award, the recipient will generally recognize ordinary income and Regions will generally be entitled to a tax deduction equal to the amount of money paid and the fair market value of the shares on the date on which the shares are issued less any amount paid for them by the recipient.

Restricted Stock Awards. The recipient of a restricted stock award will not recognize taxable income at the time the restricted shares are issued to the recipient unless the person makes a special election in accordance with applicable Internal Revenue Code regulations to be taxed (at ordinary income rates) on the fair market value of the shares at that time (with fair market value determined for this purpose without regard to any restrictions other than restrictions, if any, which by their terms will never lapse), in which case Regions would be entitled to a deduction at the same time equal to the amount of income realized by the recipient but would not be entitled to deduct any dividends thereafter paid on the shares. Absent such an election, the recipient of a restricted stock award will not recognize taxable income until the shares become transferable or cease to be subject to a substantial risk of forfeiture, at which time the recipient will recognize ordinary income and Regions will generally be entitled to a corresponding deduction equal to the excess of the fair market value of the shares at that time over the amount (if any) paid by the recipient for the shares. Dividends paid to the recipient on the restricted shares prior to that time will be ordinary compensation income to the recipient and deductible by Regions.

Limitation on Corporate Tax Deductions for Named Executive Officer Compensation. Under Section 162(m) of the Internal Revenue Code, the amount which Regions may deduct on its federal income tax returns for compensation paid to the chief executive officer and its three other highest paid executive officers other than the chief executive officer and the chief financial officer (“covered employees”) in any taxable year is limited to $1,000,000 per individual. However, compensation that qualifies as “performance-based compensation” is not subject to the $1,000,000 deduction limit. As mentioned above, the LTIP authorizes the Committee to grant awards that qualify as “performance-based compensation” as well as awards that do not. As a result, Regions may not be entitled to any deduction if the individual in question is the chief executive officer or another covered employee, the amount in question does not qualify as “performance-based compensation”, and the amount in question, when added to the covered employee’s other taxable compensation that is not “performance-based” in the same taxable year, exceeds $1,000,000. While Regions is subject to the TARP restrictions on executive compensation (as described in Compensation Discussion and Analysis), the general provisions of Section 162(m) do not apply and Regions is generally limited to a $500,000 deduction for compensation paid to its senior executive officers.

New Plan Benefits

It is not possible at this time to determine the amounts of the awards that may be granted under the 2010 Plan in the future, assuming stockholder approval is obtained. The awards granted under the 2006 Plans in 2009 to Regions’ named executive officers are as set forth in the tables above. The aggregate number of awards granted in 2009 under such plans to all executive officers as a group was 5,054,048 and to all associates, including all current officers who are not executive officers, as a group was 1,980,200. Because of his retirement as of March 31, 2010, Mr. Ritter, our Chief Executive Officer, will not be eligible to participate in the 2010 Plan. However, our other executive officers will be eligible to participate in the Plan.

Equity Compensation Plan Information

The following table gives information about the common stock that may be issued upon the exercise of options, warrants and rights under all of Regions’ existing equity compensation plans as of December 31, 2009, exclusive of shares that may be authorized for issuance under the proposed 2010 Plan.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity Compensation Plans Approved by Stockholders	18,104,068		$27.70	4,290,333	(b)
Equity Compensation Plans Not Approved by Stockholders	34,864,492	(c)	$25.63	3,357,520	(d)

Total	52,968,560		$26.34	7,647,853	(e)

(a)	Does not include outstanding restricted stock awards.

(b)	Consists of shares available for future issuance under the Regions Financial Corporation 2006 Long-Term Incentive Plan.

(c)	Consists of outstanding stock options issued under certain plans assumed by Regions in connection with business combinations, including 32,946,014 options issued under plans assumed in connection with the Regions-AmSouth merger, 30,828,186 of which were issued under plans previously approved by AmSouth stockholders but not pre-merger Regions stockholders. In each instance, the number of shares subject to option and the exercise price of outstanding options have been adjusted to reflect the applicable exchange ratio. See Note 17 “Share-Based Payments” to the consolidated financial statements included in Regions’ Annual Report on Form 10-K for the year ended December 31, 2009. Does not include 247,295 shares issuable pursuant to outstanding rights under AmSouth deferred compensation plans.

(d)	This number of shares consists of shares reserved for future issuance under the AmSouth Stock Option Plan for Outside Directors and the AmSouth 2006 Long Term Incentive Compensation Plan.

(e)	Since December 31, 2009, additional restricted stock awards have been granted to associates in the amount of 353,313 shares.

Board of Directors Recommendation

The Board unanimously recommends you vote “FOR” this Proposal 3. Proxies solicited by the Board will be voted “FOR” this proposal unless otherwise instructed on the proxy card.

PROPOSAL 4—APPROVAL OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK AND MAKE CERTAIN TECHNICAL CHANGES

The Board adopted a resolution authorizing and declaring advisable an amendment and restatement of the Company’s Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”). The primary purpose of the Amended and Restated Certificate of Incorporation is to increase the number of authorized shares of common stock (“Common Stock”) by 1,500,000,000 from 1,500,000,000 to 3,000,000,000 shares (and correspondingly, increase the total number of authorized shares of all classes of stock from 1,510,000,000 to 3,010,000,000, which includes 10,000,000 authorized shares of preferred stock). The Amended and Restated Certificate of Incorporation also deletes certain text related to the phased-in declassification of the Board, which is no longer needed because the Board will be fully declassified as of this annual meeting of stockholders. The Board directed that the Amended and Restated Certificate of Incorporation be submitted for consideration by the Company’s stockholders at the Company’s 2010 annual meeting of stockholders.

As amended and restated, the first sentence of Article Fourth of the Amended and Restated Certificate of Incorporation reads as set forth below:

FOURTH. The total number of shares of all classes of stock which the corporation shall have the authority to issue is Three Billion Ten Million (3,010,000,000) of which Three Billion (3,000,000,000) shares are to be common stock (hereinafter called the “Common Stock”), of a par value of one cent ($.01) each, and Ten Million (10,000,000) shares are to be Preferred Stock (hereinafter called the “Preferred Stock”) of the par value of one dollar ($1) each.

Additionally, paragraph 5(b) of Article Seventh is amended and restated in the Amended and Restated Certificate of Incorporation to read as set forth below:

All Directors will be elected annually for terms of one year and shall continue to hold office until the end of the term for which such director was elected and until such director’s successor shall have been elected and qualified. At each annual meeting of stockholders all directors shall be elected for terms expiring at the next annual meeting of stockholders and until such directors’ successors shall have been elected and qualified. Except as otherwise provided in the By-Laws of the corporation, any vacancies in the Board of Directors for any reason, and any created directorships resulting from any increase in the number of Directors may be filled by the Board of Directors, acting by a majority of Directors then in office, although less than a quorum. Any Directors so chosen shall hold office until the end of the term to which such Directors’ predecessors were elected and until their successors shall be elected and qualified. No decrease in the number of Directors shall shorten the term of any incumbent Director.

Paragraph 5(c) of Article Seventh will also be amended and restated in the Amended and Restated Certificate of Incorporation to read as set forth below:

Notwithstanding any other provisions of this certificate of incorporation or the By-Laws of the corporation (and notwithstanding the fact that some lesser percentage may be specified by law, this certificate of incorporation or the By-Laws of the corporation), any Director or the entire Board of Directors of the corporation may be removed at any time, with or without cause but only by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the corporation entitled to vote generally in the election of Directors cast at a meeting of the stockholders called for that purpose.

The Amended and Restated Certificate of Incorporation is otherwise identical to the Company’s Restated Certificate of Incorporation. The complete text of the Amended and Restated Certificate of Incorporation is set forth in Appendix C to this proxy statement. If adopted by the stockholders, the Amended and Restated Certificate of Incorporation will become effective upon filing with the Secretary of State of the State of Delaware.

Reasons for the Amendment

The primary purpose of this proposal is to increase the number of authorized shares of Common Stock in order to provide the Company with greater flexibility in its corporate activities and to enable the Company to comply with certain covenants in its outstanding trust preferred securities. For the reasons set forth below, the Board strongly recommends that stockholders vote to approve the Amended and Restated Certificate of Incorporation.

As part of the Supervisory Capital Assessment Program completed in May 2009, the Company agreed with its regulators to establish an additional capital buffer by increasing its Tier 1 common capital by $2.5 billion, including $400 million of new Tier 1 common equity. Most of the new capital raised was in the form of common stock or securities mandatorily convertible into common stock. The Company completed several transactions during 2009 to raise this capital (collectively, the “Transactions”), including:

•	the issuance and sale of 460,000,000 shares of Common Stock in a public offering;

•

the issuance and sale of 287,500 shares of the Company’s 10% Mandatory Convertible Preferred Stock, Series B (“Series B Preferred Stock”), which are mandatorily convertible no later than December 2010 into, at most, approximately 115,000,000 shares of Common Stock, in a public offering; and

•	the public exchange of 32,969,713 shares of Common Stock for $202,208,000 principal amount of outstanding Trust Preferred Securities issued by Regions Financing Trust II.

Following completion of the Transactions and taking into account (1) the shares issuable upon conversion of the Series B Preferred Stock, (2) the shares of Common Stock reserved for issuance under the warrant issued to the U.S. Department of Treasury (the “U.S. Treasury”) as part of the Company’s participation in the Capital Purchase Program (approximately 40,000,000 shares) and (3) shares reserved for issuance under the Company’s benefits plans (approximately 60,865,000 shares on the date hereof), the Company is left with approximately 90,000,000 authorized shares of Common Stock available for issuance.

Additional authorized shares are therefore needed to support general corporate purposes, such as compensation under benefit plans, as well as to provide the Company with the ability to opportunistically raise common equity capital and thereby increase capital ratios, reduce debt, facilitate acquisitions and engage in other transactions beneficial to the Company and its stockholders. Although the Company has no specific plans in this regard, the Company may also require additional authorized shares in order to raise equity capital for the purpose of repurchasing the Fixed Rate Cumulative Perpetual Preferred Stock, Series A and warrant sold to the U.S. Treasury in connection with the Company’s participation in the Capital Purchase Program.

In addition, as part of the replacement capital covenants associated with the Company’s two series of outstanding trust preferred securities, the Company agreed with the holders of such securities to use commercially reasonable efforts to increase the number of authorized shares of Common Stock should the number of authorized shares available for issuance fall below 200,000,000. The proposed amendment is intended to comply with these obligations. If this proposal is not approved, the Company will be required to use commercially reasonable efforts to obtain stockholder approval of an increase in authorized shares at future stockholder meetings or to take other actions to increase the number of shares available for issuance.

All other changes to the Company’s Restated Certificate of Incorporation being proposed are to remove language related to the phased-in declassification of the Board. On April 19, 2007, the Company’s stockholders approved an amendment to the Company’s then existing certificate of incorporation providing for the phased-in declassification of the Board. This declassification will be completed at the 2010 annual meeting. As a result, the text in the Company’s Restated Certificate of Incorporation relating to the phased-in declassification is no longer necessary.

Effects of Potential New Stock Issuances

The authorization of additional shares of Common Stock will not, by itself, have any effect on the rights of current stockholders. The additional 1,500,000,000 shares to be authorized will be a part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently issued and outstanding. Stockholders do not have preemptive rights to subscribe for or purchase additional shares of Common Stock. Accordingly, the issuance of additional shares of Common Stock for corporate purposes other than a stock split or stock dividend could have a dilutive effect on the ownership and voting rights of stockholders at the time of issuance.

The Company currently has no specific plans or understandings with respect to the issuance of any shares of Common Stock except as described in this proxy statement and items for which the Company had previously reserved shares for issuance. However, the Board may issue authorized, but unissued, shares of Common Stock without further stockholder approval. The Board does not currently intend to seek stockholder approval prior to any future issuance of additional shares of our Common Stock or securities exercisable for or convertible into shares of our Common Stock, unless stockholder approval is required by Delaware law, the rules of any exchange or other market on which our securities may then be listed or traded, our Certificate of Incorporation or By-laws then in effect, or any other applicable rules and regulations. For example, see Proposal 3 of this proxy statement, “Approval of the Regions Financial Corporation 2010 Long Term Incentive Plan” pursuant to which the Company seeks approval to issue shares as described in that section.

The proposed increase in the authorized number of shares of Common Stock could, in some situations, also have the effect of discouraging unsolicited takeover attempts and may limit the opportunity for stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. However, the Board is not aware of any attempts to take control of the Company and has not presented this Proposal with the intent that it be utilized as an anti-takeover device.

Dissenters’ Rights

Under Delaware law, stockholders will not have any dissenters’ or appraisal rights in connection with the amendment and restatement of our Restated Certificate of Incorporation.

Required Vote

The affirmative vote of at least a majority of the shares of outstanding Common Stock entitled to vote is required to approve the amendment. Accordingly, abstentions and broker non-votes will have the effect of a vote “AGAINST” this proposal. If any stockholder executes and returns a proxy card without providing specific voting instructions with respect to this proposal, all shares represented by such proxy will be voted as recommended by the Board on this proposal.

Board of Directors Recommendation

The Board unanimously recommends you vote “FOR” this Proposal 4. Proxies solicited by the Board will be voted “FOR” this proposal unless otherwise instructed on the proxy card.

PROPOSAL 5—RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

The Audit Committee has selected Ernst & Young LLP as Regions’ independent registered public accounting firm for the 2010 fiscal year. The Board recommends that the stockholders ratify the selection of Ernst & Young LLP. Ernst & Young LLP (or its predecessors) has served as Regions’ independent auditors since 1971. In the event the selection is not ratified by the required vote, it is anticipated that no change in auditors would be made for the current year because of the difficulty and expense of making any change during the current year, but the vote would be considered in connection with the engagement of independent auditors for 2011.

Ernst & Young LLP has been engaged to provide auditing services and also to provide tax services and general accounting advice. In making this selection, the Audit Committee considered whether the engagement by Regions of Ernst & Young LLP for services other than audit services is compatible with Ernst & Young LLP’s independence.

Ernst & Young LLP served as Regions’ independent auditors for the year ended December 31, 2009, and a representative of the firm will be present at the annual meeting to make a statement if he or she so desires and to respond to appropriate questions from stockholders.

Fees

The aggregate fees paid to Ernst & Young LLP by Regions during 2009 and 2008 are set forth in the following table:

	2009	2008
Audit fees(1)	$4,680,000	$3,772,300
Audit related fees(2)	1,452,900	1,376,100
Tax fees(3)	1,398,000	969,900
All other fees(4)	65,000	257,700

Total fees	$7,595,900	$6,376,000

(1)	Audit fees included fees associated with the annual audit of Regions’ consolidated financial statements and internal control over financial reporting, reviews of Regions’ quarterly reports on Form 10-Q, equity offerings, SEC regulatory filings and statutory audits of certain of Regions’ subsidiaries.

(2)	Audit related fees primarily included accounting consultation, assistance with accounting transactions, SAS 70 internal control reports and audits of employee benefit plans and nonregistered funds.

(3)	Tax fees included tax compliance services and tax advice and planning assistance.

(4)	All other fees included advisory services for regulatory reporting purposes. No financial information systems implementation and design services were rendered by Ernst & Young LLP during 2009 or 2008.

In accordance with the Audit Committee Charter, the Audit Committee must pre-approve any engagement of Ernst & Young LLP for audit or non-audit services. The Audit Committee has delegated to its chairperson the authority to pre-approve permissible non-audit services. Any such approval of non-audit services pursuant to this delegation of the full Audit Committee’s authority must be presented to the Audit Committee at its next regular meeting.

Board of Directors Recommendation

The Board unanimously recommends you vote “FOR” this Proposal 5. Proxies solicited by the Board will be voted “FOR” this proposal unless otherwise instructed on the proxy card.

PROPOSAL 6—STOCKHOLDER PROPOSAL PROHIBITING TAX GROSS-UPS

The American Federation of State, County and Municipal Employees, AFL-CIO Employees Pension Plan, 1625 L Street NW, Washington, D.C. 20036-5687, which as of November 6, 2009, the date of its proposal, was the holder of 4,884 shares of Regions common stock, has informed Regions that it intends to present the following proposal and supporting statement at the 2010 annual meeting of stockholders. In accordance with applicable proxy regulations, the proposal and supporting statement, which are presented as received by Regions, are set forth below. To ensure that readers can easily distinguish between material provided by the proponent and material provided by Regions, we have put a box around material provided by the proponent.

Resolved, that stockholders of Regions Financial Corporation (“Regions” or the “Company”) urge the compensation committee of the board of directors to adopt a policy that the Company will not make or promise to make to its senior executives any tax gross-up payment (“Gross-up”), except for Gross-ups provided pursuant to a plan, policy or arrangement applicable to management employees of the Company generally, such as a relocation or expatriate tax equalization policy. For purposes of this proposal, a Gross-up is defined as any payment to or on behalf of the senior executive whose amount is calculated by reference to an actual or estimated tax liability of the senior executive. The policy should be implemented in a way that does not violate any existing contractual obligation of the Company or the terms of any compensation or benefit plan currently in effect.

SUPPORTING STATEMENT

As long-term Regions stockholders, we support compensation programs that tie pay closely to performance and that deploy company resources efficiently. In our view, tax gross-ups for senior executives—reimbursing a senior executive for tax liability or making payment to a taxing authority on a senior executive’s behalf—are not consistent with these principles. Here at our company, in 2008, Chairman, CEO and President C. Dowd Ritter received $51,712 in tax gross-ups on certain perquisites and benefits and former SVP Candice Bagby received tax gross-up payments of $4,076,942 under the terms of her change-in-control agreement. Additionally, Senior Vice President William Wells is entitled to receive $963,297 in gross-ups in the event of a termination after a change in control.

Because the amount of gross-up payments depends on a variety of external factors such as the tax rate—and not on company performance—tax gross-ups sever the pay/performance link. Moreover, a company may incur a large gross-up obligation in order to enable a senior executive to receive a relatively small amount of compensation.

The amounts involved in tax gross-ups can be sizeable, especially gross-ups relating to excess parachute payment excise taxes, which apply in a change-of-control context. Michael Kesner of Deloitte Consulting has estimated that gross-up payments on executives’ excess golden parachute excise tax can account for 8% of a merger’s total cost. (Gretchen Morgenson, “The CEO’s Parachute Cost What?” The New York Times (Feb. 4, 2007))

This proposal does not seek to eliminate gross-ups or similar payments that are available broadly to the Company’s management employees. Gross-ups that compensate employees for taxes due on certain relocation payments or to equalize taxation on employees serving in expatriate assignments, for example, which are extended to a large number of employees under similar circumstances, are much smaller and do not raise concerns about fairness and misplaced incentives.

We urge stockholders to vote FOR this proposal.

Board of Directors Recommendation and Statement

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE AGAINST THIS PROPOSAL.

Why the Board of Directors Unanimously Recommends that Stockholders Vote Against the Proposal

The Board believes that the adoption and implementation of this proposal is unnecessary because of recent actions taken by the Board with respect to its compensation practices and because of the restrictions already imposed on Regions senior executive officers and most highly compensated employees due to our participation in the Troubled Asset Relief Program (“TARP”).

As we have previously described, Regions has implemented several changes to its compensation programs and practices. In 2009, Regions ceased providing any income tax gross-ups on perquisites for any executive officer. In addition to prohibiting gross-ups on perquisites, Regions has eliminated a number of perquisites entirely, including most recently the personal use of company aircraft. Effective for flights taken after January 1, 2009, any executive who travels on Company aircraft for personal reasons will reimburse Regions for the full incremental cost to Regions for the use of the Company aircraft.

Moreover, pursuant to the executive compensation restrictions under the American Recovery and Reinvestment Act of 2009, as long as Regions is a recipient of funds under TARP, all tax gross-up payments to our senior executive officers and the 20 most highly compensated employees of Regions (as defined in TARP) are prohibited by law. Therefore, if this proposal were implemented today, it would have no immediate effect on those senior executives.

When Regions repays the TARP investment, pre-existing agreements with our senior executive officers and highly compensated employees will again become effective, including change-in-control agreements that provided limited tax gross-up benefits in connection with excise taxes under Section 280G of the Internal Revenue Code. In addition, Regions does have pre-existing agreements to provide gross-ups to other executives who are not our senior executive officers. As pre-existing contractual obligations, these agreements would not be immediately affected by the proposal and already contain provisions designed to limit application only to circumstances in which the tax impact is substantial.

We review our compensation practices on at least an annual basis and make changes when we believe that such changes would be consistent with our compensation objectives and principles.

The Board unanimously recommends that you vote “AGAINST” this Proposal 6. Proxies solicited by the Board will be voted “AGAINST” this proposal unless otherwise instructed on the proxy card.

PROPOSAL 7—STOCKHOLDER PROPOSAL REGARDING

POSTING A REPORT, UPDATED SEMI-ANNUALLY, OF POLITICAL CONTRIBUTIONS

The Office of the Comptroller of New York City, 1 Centre Street, New York, New York 10007, as custodian and trustee of the New York City Employees’ Retirement System, the New York City Teachers’ Retirement System, the New York City Police Pension Fund, and the New York City Fire Department Pension Fund, and custodian of the New York City Board of Education Retirement System, which as of October 23, 2009, the date of its proposal, was the holder of 2,261,301 shares of Regions common stock, has informed Regions that it intends to present the following proposal and supporting statement at the 2010 annual meeting of stockholders. In accordance with applicable proxy regulations, the proposal and supporting statement, which are presented as received by Regions, are set forth below. To ensure that readers can easily distinguish between material provided by the proponent and material provided by Regions, we have put a box around material provided by the proponent.

Resolved, that the shareholders of Regions Financial Corporation (“Company”) hereby request that the Company provide a report, updated semi-annually, disclosing the Company’s:

1. Policies and procedures for political contributions and expenditures (both direct and indirect) made with corporate funds.

2. Monetary and non-monetary political contributions and expenditures not deductible under sections 162 (e)(1)(B) of the Internal Revenue Code, including but not limited to contributions to or expenditures on behalf of political candidates, political parties, political committees and other political entities organized and operating under 26 USC Sec. 527 of the Internal Revenue Code and any portion of any dues or similar payments made to any tax exempt organization that is used for an expenditure or contribution if made directly by the corporation would not be deductible under section 162 (e)(1)(B) of the Internal Revenue Code. The report shall include the following:

a. An accounting through an itemized report that includes the identity of the recipient as well as the amount paid to each recipient of the Company’s funds that are used for political contributions or expenditures as described above;

b. Identification of the person or persons in the Company who participated in making the decisions to make the political contribution or expenditure; and

The report shall be presented to the board of director’s audit committee or other relevant oversight committee and posted on the company’s website to reduce cost to shareholders.

Stockholder Supporting Statement

As long-term shareholders of Regions Financial, we support transparency and accountability in corporate spending on political activities. These activities include direct and indirect political contributions to candidates, political parties or political organizations; independent expenditures; or electioneering communications on behalf of a federal, state or local candidate.

Disclosure is consistent with public policy, in the best interest of the company and its shareholders, and critical for compliance with recent federal ethics legislation. Absent a system of accountability, company assets can be used for policy objectives that may be inimical to the long-term interest of and may pose risks to the company and its shareholders.

However, relying on publicly available data does not provide a complete picture of the Company’s political expenditures. For example, the Company’s payments to trade associations used for political activities are undisclosed and unknown. In many cases, even management does not know how trade associations use their company’s money politically. The proposal asks the Company to disclose all of its political contributions, including payments to trade associations and other tax exempt organizations. This would bring our Company in line with a growing number of leading companies, including Hewett-Packard, Aetna and American Electric Power that support political disclosure and accountability and present this information on their websites.

The Company’s Board and its shareholders need complete disclosure to be able to fully evaluate the political use of corporate assets. Thus, we urge your support for this critical governance reform.

Board of Directors Recommendation and Statement

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE AGAINST THIS PROPOSAL.

Why the Board of Directors Unanimously Recommends that Stockholders Vote Against the Proposal

The Board believes that the adoption and implementation of this proposal would cause Regions to expend unnecessary resources and would not provide any additional benefit to stockholders. The Regions Code of Business Conduct and Ethics explicitly prohibits the contribution of corporate funds to support candidates or ballot initiatives. That policy is available for public review at www.regions.com.

Regions provides an opportunity for its employees to participate in the political process by joining Regions’ voluntary employee political action committee (“PAC”), which allows employees to pool their financial resources to support federal and state candidates who support effective legislation important to Regions and its stockholders. The political contributions made by the PAC are funded entirely by the voluntary contributions of our employees. Any Regions employee who contributes to the PAC may request a PAC contribution for a candidate or a committee. Information about employees’ contributions through the PAC to political candidates, political parties or committees and other political organizations is publicly available, with certain information disclosed online with the Federal Election Commission. In addition, Regions is also required to comply with federal and state laws regarding the disclosure of certain lobbying activities and such disclosures are available for public review.

The Board believes this proposal is duplicative and unnecessary given Regions’ prohibition on the contribution of corporate funds and that a comprehensive system of reporting and accountability for political contributions already exists and, accordingly, the adoption of this proposal would only result in increased costs without providing any discernible benefit to Regions stockholders. Finally, a nearly identical proposal was submitted by the same proponent at the last annual meeting and was not approved by the stockholders.

The Board unanimously recommends that you vote “AGAINST” this Proposal 7. Proxies solicited by the Board will be voted “AGAINST” this proposal unless otherwise instructed on the proxy card.

PROPOSALS OF STOCKHOLDERS

Proposals by stockholders intended to be presented at Regions’ 2011 annual meeting of stockholders must be received by Regions not later than December 2, 2010, for consideration for possible inclusion in the proxy statement relating to that meeting.

The By-laws of Regions include provisions requiring advance notice of a stockholder’s nomination of members of the Board. To be timely such notice must be received by the Corporate Secretary of Regions not less than 120 days before the date of the previous year’s proxy statement, or December 2, 2010, in the case of the 2011 annual meeting of stockholders. If no annual meeting was held the previous year and in any year in which the date of the annual meeting is moved by more than 30 days from the date of the previous year’s annual meeting, the notice will be considered timely if received not less than 120 days before the date of the annual meeting or by the 10th day following the day on which public disclosure of the annual meeting date was made. The Board of Directors of Regions is not required to nominate in the annual proxy statement any person so proposed.

The procedure for submitting a stockholder proposal is generally the same as for submitting stockholder nominations.

OTHER BUSINESS

Regions does not know of any business to be presented for action at the meeting other than those items listed in the notice of the meeting and referred to herein. If any other matters properly come before the meeting or any adjournment thereof, it is intended that the proxies will be voted in respect thereof by and at the discretion of the persons named as proxies on the proxy card.

By Order of the Board of Directors

John D. Buchanan
Corporate Secretary

Dated April 1, 2010

APPENDIX A

REGIONS FINANCIAL CORPORATION

CATEGORICAL STANDARDS OF DIRECTOR INDEPENDENCE

Revised January 2009

In accordance with New York Stock Exchange (“NYSE”) listing standards, Regions will assure that a majority of its Directors are independent. In assessing and disclosing Director independence, Regions uses the concepts of independence embodied in the NYSE listing standards. The Board of Directors bears the ultimate responsibility for determining whether each member of Regions’ Board is independent. For a Director to be deemed independent, the Board must determine that the Director has no direct or indirect material relationship with Regions apart from service as a Director.

The Board has established categorical standards to assist it in making the determination whether a Director is independent and in assessing the materiality of the Director’s relationships with Regions. These standards will be periodically reviewed and may be amended from time to time. The current categorical standards are set forth as follows. For purposes of the categorical standards and with respect to the look-back aspects of the standards, “Regions” refers to Regions Financial Corporation and former AmSouth Bancorporation, and their respective subsidiaries.

Group I—Relationships that preclude a director’s independence

Section 303A.02 (b) of the NYSE Listed Company Manual specifies circumstances that, if existing with respect to a Director, preclude that Director’s independence. These independence standards are as follows:

•	The Director is, or has been within the last three years, an employee of Regions, or an immediate family member is, or has been within the last three years, an executive officer, of Regions.

•

The Director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from Regions, other than Director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).

•

The Director is a current partner or employee of a firm that is the Company’s internal or external auditor; or the Director has an immediate family member who is a current partner of such a firm; or the Director has an immediate family member who is a current employee of such a firm and personally works on Regions’ audit; or the Director or an immediate family member was within the last three years a partner or employee of such a firm and personally worked on Regions’ audit within that time.

•

The Director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of Regions’ present executive officers at the same time serves or served on that company’s compensation committee.

•

The Director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, Regions for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues.

If any of the foregoing circumstances exists with respect to a Director, the Director is not independent. The foregoing criteria will be interpreted and applied in accordance with existing and any future commentary and guidance provided by NYSE in connection with section 303A of the Listed Company Manual.

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Group II—Relationships deemed not material for purposes of director independence

The relationships described as follows are considered not to be material so as to impair a Director’s independence:

•

The relationship is that of a customer of Regions in the ordinary course of business, on terms and conditions not more favorable than those afforded to other similarly situated customers. If such customer relationship is that of borrower from Regions Bank, the loan must comply with Regulation O promulgated by the Federal Reserve Board, that is, the loan must be made by the Bank on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and must not involve more than the normal risk of collectibility or present other unfavorable features.

•

The relationship is that of doing business with Regions and the annual payments to or from Regions in any year do not exceed the greater of $500,000 or 1% of the annual revenue of the other company for its most recently completed fiscal year. Payments of principal and interest on any loan that is subject to and complies with Regulation O, and payments made to a public utility at rates or charges fixed in conformity with law or governmental authority are not considered to create a material relationship and will not be included in calculating such materiality threshold.

•

The relationship is that of partner, member, officer such as a managing director occupying a comparable position, or executive officer of a services firm that provides accounting, consulting, legal, investment banking or financial advisory services to Regions and the annual payments to such firm from Regions do not exceed the greater of $500,000 or 1% of the annual revenue of the firm for its most recently completed fiscal year.

•

The relationship is that of executive officer, director, or trustee of a tax-exempt organization and Regions’ charitable contributions to the organization, if any, did not exceed the greater of $1 million or 2% of the organization’s consolidated gross revenues in any of the preceding three fiscal years. Contributions made to any such organization pursuant to a matching gift program maintained by Regions are not considered to be a material relationship and will not be included in calculating such materiality threshold.

A Director whose independence is not precluded by the Group I standards is deemed to be independent if any and every relationship of the Director with Regions satisfies the above criteria in Group II. In addition, any relationship that involves Regions and a member of the Director’s immediate family, or any entity with which the director is affiliated, and that satisfies the above Group II criteria is deemed not to be material so as to impair the Director’s independence.

Other relationships

The Board will separately consider the materiality of any direct or indirect relationship of a Director with Regions that is not within the categories described in Group I and Group II. A Director that has such a relationship will be considered independent only if the Board affirmatively determines, on the basis of the particular facts and circumstances, that the relationship will not impair the Director’s exercise of independent judgment or compromise the oversight role that an independent Director of Regions is expected to perform.

Audit committee member independence

Members of the Audit Committee of the Board are subject to heightened standards of independence, as provided for in the Securities Exchange Act of 1934, the rules promulgated by the SEC thereunder, the Sarbanes-Oxley Act of 2002, and the Audit Committee Charter.

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APPENDIX B

REGIONS FINANCIAL CORPORATION

2010 LONG TERM INCENTIVE PLAN

1.	GENERAL PURPOSE

The purpose of the Regions Financial Corporation 2010 Long Term Incentive Plan (the “Plan”) is to promote the success, and enhance the value, of Regions Financial Corporation and its Subsidiaries, by linking the personal interests of their employees, officers and directors to those of Company stockholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company by increasing its ability to motivate, attract, and retain the services of employees, officers and directors upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers and directors.

2.	DEFINITIONS & INTERPRETATION

(a) For purposes of the Plan, the following terms have the meanings assigned below:

“Affiliate” means any entity other than the Company and its Subsidiaries that is designated by the Board as a participating employer under the Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of shares of such entity or at least 20% of the ownership interests in such entity.

“Award” means an award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards or Other Awards under the Plan, which Awards may be issued in consideration of service rendered to the Company, its Subsidiaries and or its Affiliates.

“Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award, and which may, but need not be (as determined by the Committee) executed or acknowledged by a Grantee as a condition to receiving an Award or the benefits under an Award, and which sets forth the terms and provisions applicable to Awards granted under the Plan to such Grantee.

“Beneficial Owner” (and all variations thereof) will have the meaning set forth in Rule 13d-3 under the Exchange Act.

“Board” means the Board of Directors of the Company.

“Cause” means (i) termination of the Grantee’s employment by the Company or a Subsidiary due to a material violation of (A) the Company’s code of business conduct and ethics, (B) the Grantee’s fiduciary duties to the Company, or (C) any law, provided such violation has materially harmed the Company or (ii) the occurrence of any event constituting “cause” within the meaning of a Grantee’s then-applicable employment agreement with the Company or one of its Subsidiaries.

“Change in Control” with respect to any Award has the meaning assigned to the term in the change in control agreement, if any, between the Grantee and the Company, provided, however that if there is no such change in control agreement, it shall mean any of the following events:

(i) the acquisition by any “Person” (as the term “person” is used for the purposes of Section 13(d) or 14(d) of the Exchange Act) of direct or indirect beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% of the combined voting power of the then-outstanding securities of the Company entitled to vote in the election of directors (the “Voting Securities”); or

(ii) individuals who, as of the date hereof, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election, was approved by a vote of at least a majority of the Incumbent Directors then on the Board, or the Nominating and Corporate

Governance Committee of the Board, shall be an Incumbent Director, unless such individual is initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to the election or removal of directors (“Election Contest”) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (“Proxy Contest”), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

(iii) the consummation of a merger, consolidation, reorganization, statutory share exchange, or similar form of corporate transaction involving the Company, the sale or other disposition of all or substantially all of the Company’s assets, or the acquisition of assets or stock of another entity by the Company (each a “Business Combination”), unless such Business Combination is a “Non-Control Transaction.” A “Non-Control Transaction” is a Business Combination immediately following which the following conditions are met:

(A) the stockholders of the Company immediately before such Business Combination own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then-outstanding voting securities entitled to vote in the election of directors of the corporation resulting from such Business Combination (including, without limitation, a corporation that as a result of such Business Combination owns the Company or substantially all of the Company’s assets or stock either directly or through one or more subsidiaries) (the “Surviving Corporation”) in substantially the same proportion as their ownership of the Company Voting Securities immediately before such Business Combination;

(B) at least a majority of the members of the board of directors of the Surviving Corporation were Incumbent Directors at the time of the Board’s approval of the execution of the initial Business Combination agreement; and

(C) no person other than (1) the Company or any of its subsidiaries, (2) the Surviving Corporation or its ultimate parent corporation, or (3) any employee benefit plan (or related trust) sponsored or maintained by the Company immediately prior to such Business Combination beneficially owns, directly or indirectly, fifty percent (50%) or more of the combined voting power of the Surviving Corporation’s then-outstanding voting securities entitled to vote in the election of directors; or

(iv) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) and after such acquisition of Voting Securities by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities, then a Change in Control shall occur.

Notwithstanding the foregoing provisions of this definition, with respect to any Award (or portion of an Award) that provides for a deferral of compensation that is subject to Code Section 409A, to the extent necessary to prevent such compensation from being includible in gross income pursuant to subparagraph (a)(1)(A) of that Code Section (and only to that extent), a “Change in Control” shall be deemed to have occurred only if and when (i) any one or more of the conditions set forth in paragraph (i), (ii), (iii) or (iv) above of this definition shall have been satisfied, and (ii) as to the Grantee to whom the Award was granted, the event in question also constitutes a “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets of the corporation” within the meaning of subparagraph (a)(2)(A) of Code Section 409A.

“Code” means the Internal Revenue Code of 1986.

“Committee” means the Compensation Committee of the Board, as constituted at any time, or any successor to such committee, or any other committee of the Board appointed or designated by the Board, as described in Section 3 or as otherwise provided in Section 3.

“Company” means Regions Financial Corporation, a Delaware corporation, or any successor corporation.

“Disability” means, unless the applicable Award Agreement provides otherwise, a physical or mental condition which is expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months and which renders the Grantee incapable of performing the work for which he is employed or similar work, as evidenced, if applicable, by eligibility for and actual receipt of benefits payable under a group long-term disability plan or policy maintained by the Company or any of its Subsidiaries that is by its terms applicable to the Grantee. Notwithstanding the foregoing, with respect to any Award (or portion of an Award) that provides for a deferral of compensation that is subject to Code Section 409A, to the extent necessary to prevent such compensation from being includible in gross income pursuant to subparagraph (a)(1)(A) of that Code Section (and only to that extent), “Disability” means a disability as defined above that also qualifies the Grantee as “Disabled” within the meaning of subparagraph (a)(2)(C) of Code Section 409A.

“Effective Date” has the meaning assigned in Section 17.

“Eligible Recipient” means any full time or part time employee (including an officer or director who is also an employee) of the Company or any Subsidiary or Affiliate, any individual to whom an offer of employment has been extended, a member of the Board or a member of the board of directors of a Subsidiary, or a consultant or other individual providing services to the Company or any Subsidiary or Affiliate as selected by the Committee. References to “employment” and related terms in the Plan will include the provision of services in any capacity.

“Exchange Act” means the U.S. Securities Exchange Act of 1934.

“Fair Market Value” means, as of any given date, the closing sale price of a share of Stock on the date in question as reported by the principal consolidated transactions reporting system for securities listed on the principal securities exchange on which the Stock is traded or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported.

“Good Reason” means the occurrence of one or more of the following after a Change in Control:

(D) a material reduction in the Grantee’s base salary and annual bonus opportunity, in each case, as in effect immediately before the Change in Control; or

(E) the Company requiring the Grantee to be based at any location that is more than 50 miles from his or her regular place of employment immediately before the Change in Control.

Notwithstanding the foregoing, no termination of the Grantee’s employment shall be for Good Reason unless (i) termination of the Grantee’s employment (or notice of the Grantee’s intent to terminate employment) occurs during the 24 month period following the Change in Control, and (ii) the Grantee gives the Company written notice within 90 days of the Grantee obtaining knowledge of circumstances giving rise to Good Reason (describing in reasonable detail the circumstances and the Good Reason event that has occurred) and the Company does not remedy these circumstances within 30 days of receipt of such notice. In addition, an event will not give rise to Good Reason if it is made with the Grantee’s express written consent.

“Grantee” means a person who has been granted an Award under the Plan that remains outstanding, even if such person is no longer an Eligible Recipient.

“Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, and will include adoptive relationships of the Grantee and family limited partnerships, trusts or similar entities which are primarily for the benefit of the Grantee and his or her Immediate Family.

“Incentive Stock Option” means any Stock Option that is intended to be designated as an “incentive stock option” within the meaning of Sections 421 and 422 of the Code and that is designated as an “Incentive Stock Option” in the applicable Award Agreement. Unless a Stock Option is specifically designated as an Incentive Stock Option, it will not be considered an Incentive Stock Option.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option, including any Stock Option that provides (as of the time such Stock Option is granted) that it will not be treated as an Incentive Stock Option.

“Other Awards” means an award granted pursuant to Section 12.

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns shares possessing a majority of the combined voting power of all classes of shares in one of the other corporations in the chain.

“Performance Award” means an Award granted under Section 11.

“Performance Criteria” has the meaning assigned in Section 11.

“Plan” has the meaning assigned in Section 1.

“Restricted Period” has the meaning assigned in Section 9.

“Restricted Stock” means shares of Stock subject to restrictions granted pursuant to Section 9.

“Restricted Stock Units” means the right pursuant to an Award granted under Section 10.

“Retirement” means, except as otherwise provided in an Award Agreement, that a Grantee experiences a separation from service (other than for Cause) at a time when the Grantee is at least 55 years old and has at least 10 years of service with the Company or any of its Subsidiaries.

“Securities Act” means the U.S. Securities Act of 1933.

“Stock” means a share of Common Stock of the Company, par value $.01 per share.

“Stock Appreciation Right” or “SAR” means the right pursuant to an Award granted under Section 8.

“Stock Option” or “Option” means an option to purchase Stock granted pursuant to Section 7.

“Subsidiary” means a corporation or other entity in which the Company has a direct or indirect ownership or other equity interest.

(b) References in this Plan (i) to Sections are to sections of this Plan unless otherwise stated; (ii) to any contract (including any Award) are to the contract as amended, modified, supplemented or replaced from time to time; (iii) to any statute, rule or regulation are to the statute, rule or regulation as amended, modified, supplemented or replaced from time to time (and, in the case of statutes, include any rules and regulations promulgated under the statute) and to any section of any statute, rule or regulation include any successor to the section; and (iv) to any governmental authority include any successor to the governmental authority. The various headings in this Plan are for convenience of reference only and in no way define, limit or describe the scope or intent of any provisions or Sections of this Plan. Unless the context requires otherwise, words describing the singular number include the plural and vice versa, words denoting any gender include all genders and the words “include”, “includes” and “including” will be deemed to be followed by the words “without limitation.”

3.	ADMINISTRATION

(a) The Plan will be administered by the Committee, which will consist of at least three members of the Board who will be appointed by, and will serve at the pleasure of, the Board. Except as otherwise determined by the Board, the members of the Committee will be “non-employee directors” to the extent required by Rule 16b-3 of the Exchange Act, and “outside directors” to the extent required by Section 162(m) of the Code (however, the failure of the Committee to be so comprised will not cause any Award to be invalid). The Committee may delegate any of its powers under the Plan to a subcommittee of the Committee (which hereinafter will also be referred to as the Committee). The Committee may also delegate to any person who is not a member of the Committee or to any administrative group within the Company, any of its powers, responsibilities or duties. In delegating its authority, the Committee will consider the extent to which any delegation may cause Awards to fail to be deductible under Section 162(m) of the Code or to fail to meet the requirements of Rule 16(b)-3(d)(1) or Rule 16(b)-3(e) under the Exchange Act. Notwithstanding anything to the contrary contained herein, the Board may, in its sole discretion, at any time and from time to time, grant Awards (including grants to directors) or administer the Plan, in which case the Board will have all of the authority and responsibility granted to the Committee herein. If so determined by the Committee, any Award made to any Grantee who is an “officer” within the meaning of Rule 16a-1(f) under the Exchange Act or member of the Board will be made by the full Board or a committee or subcommittee of the Board composed of at least two “non-employee” directors within the meaning of Rule 16b-3 under the Exchange Act.

(b) The Committee will have the power and authority to grant Awards under the Plan to Eligible Recipients pursuant to the terms of the Plan and to exercise all other powers granted to it under the Plan, subject to the terms of the Plan. In particular, but without limitation, the Committee will have the authority:

(i)	to select those Eligible Recipients who will be Grantees;

(ii) to determine whether, to what extent, and which Awards are to be granted to Grantees under the Plan;

(iii) to determine the number of shares of Stock to be covered by each Award granted under the Plan;

(iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted under the Plan, including the waiver or modification of any such terms or conditions;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, which will govern all written instruments evidencing Awards granted under the Plan, including Award Agreements relating hereto, as well as the waiver or modification of any such terms or conditions;

(vi) to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it will from time to time deem advisable;

(vii) to construe, interpret and implement the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreements relating thereto) and to otherwise supervise the administration of the Plan;

(viii) to determine the dates on which Awards may be exercised and on which the risk of forfeiture or deferral period relating to Awards will lapse or terminate, and the acceleration of any such dates;

(ix) to determine the expiration date of any Award;

(x) to determine, at any time, whether, to what extent, and under what circumstances an Award may be settled, or the option or reference price of an Award may be paid, in cash, shares of Stock, other Awards, or other property or canceled, forfeited or suspended and the method or methods by which an Award may be settled, canceled, forfeited or suspended;

(xi) to determine whether a termination of employment has occurred with respect to any Grantee for purposes of the Plan and any Awards;

(xii) to establish any “blackout” period that it deems necessary or advisable;

(xiii) to prescribe Award Agreements (such Award Agreements need not be identical for each Grantee) and amendments thereto;

(xiv) to correct any defect, supply any omission and reconcile any inconsistency in the Plan; and

(xv) to make all other determinations necessary or advisable for administering the Plan.

(c) Without limiting the foregoing, the Committee may, in its absolute discretion, without amendment to the Plan, accelerate the date on which any Award granted under the Plan becomes exercisable, accelerate the lapse of restrictions, extend the period to exercise an Award (but not beyond its original term) or waive any condition imposed under the Plan, with respect to any Award, and/or waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of any Award.

(d) All decisions made in good faith by the Committee pursuant to the provisions of the Plan will be final, conclusive and binding on all persons, including the Company and the Grantees.

(e) No member of the Board or the Committee or any employee of the Company or any of its Affiliates (each such person a “Covered Person”) will have any liability to any person (including, without limitation, any Grantee) for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award. Each Covered Person will be indemnified and held harmless by the Company against and from any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan and against and from any and all amounts paid by such Covered Person, with the Company’s approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person; provided that, the Company will have the right, at its own expense, to assume and defend any such action, suit or proceeding and, once the Company gives notice of its intent to assume the defense, the Company will have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification will not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case, not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person’s bad faith, fraud or dishonesty or willful criminal act or omission. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under the Company’s Certificate of Incorporation, Memorandum of Association (or other foundational document) or by-laws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such persons or hold them harmless.

4.	SHARES OF STOCK AVAILABLE UNDER THE PLAN

(a) The Committee may make Awards under this Plan for up to a total of One Hundred Million (100,000,000) shares of Stock, which may be either treasury shares, authorized but unissued shares or shares purchased by the Company in the open market or otherwise. Awards payable only in cash or property other than shares of Stock will not reduce the total remaining number of shares of Stock available under the Plan, and shares of Stock relating to any other Awards that are settled in cash or property other than shares, when settled, will be added back to the number of shares of Stock available with under the Plan. To the extent that (i) an Award under this Plan will be exchanged or will expire, lapse, terminate or be cancelled for any reason without the issuance of shares of Stock, or (ii) Restricted Stock under this Plan will revert back to the Company prior to the lapse of the applicable restrictions, then the Committee may also grant Awards with respect to such shares of Stock or Restricted Stock. The maximum number of shares of Stock that may be issued under the Plan shall be adjusted by the Committee as appropriate to account for the events provided for in Section 5. Any shares of Stock with respect to which the Company becomes obligated to make Awards through the assumption of, or in substitution for, outstanding awards previously granted by an acquired entity, will not count against the shares of Stock available to be delivered pursuant to Awards under this Plan.

(b) The total number of shares of Stock as to which Awards of Stock Options and Stock Appreciation Rights may be granted to any individual Grantee during any calendar year may not, subject to adjustment as provided in Section 5, exceed Nine Hundred and Fifty Thousand (950,000) shares in the aggregate. The total number of shares of Stock as to which Awards of Incentive Stock Options may be granted to any individual

Grantee during any calendar year may not, subject to adjustment as provided in Section 5, exceed Nine Hundred and Fifty Thousand (950,000) shares in the aggregate.

(c) The total number of shares of Stock as to which Awards (other than Stock Options and Stock Appreciation Rights) to any Grantee may be granted during any calendar year may not, subject to adjustment as provided in Section 5, exceed Nine Hundred and Fifty Thousand (950,000) shares. The maximum payment under any Award denominated in cash under the Plan that may be granted during any 12-month period to any Grantee shall be $4,000,000 for each calendar year period contained in the performance period for such Award.

(d) Notwithstanding anything contained herein, each share of Stock awarded as part of an Award (other than Awards of Stock Options and SARs) shall count as 2.25 shares of Stock for purposes of the limit set forth in Subsection (a) above.

(e) From and after the Effective Date, the following shall not reduce the number of authorized shares of Stock available for issuance under this Plan:

(1) Stock reserved for issuance upon exercise or settlement, as applicable, of Awards granted under the Plan to the extent the Awards expire or are canceled or surrendered;

(2) Restricted Stock granted under the Plan, to the extent such Restricted Stock is forfeited or is otherwise surrendered to the Company before the restricted period expires; and

(3) Awards, to the extent the payment is actually made in cash.

(f) From and after the Effective Date, the following shares of Stock shall not become available for issuance under the Plan:

(1) Stock tendered by Participants as full or partial payment to the Company upon exercise of a Stock Option granted under this Plan;

(2) Stock reserved for issuance upon grant of SARs, to the extent the number of reserved shares exceeds the number of shares actually issued upon exercise of the SARs; and

(3) Stock withheld by, or otherwise remitted to, the Company to satisfy a Participant’s tax withholding obligations upon the lapse of restrictions on Restricted Stock or other Awards or the exercise of Stock Options or SARs granted under the Plan or upon any other payment or issuance of shares under the Plan.

(g) A Stock Appreciation Right issued under an Award shall be counted as the equivalent of a Stock Option for purposes of counting against the shares of Stock available for issuance under the Plan pursuant to Section 4(a).

5.	EQUITABLE ADJUSTMENTS

In the event of any change in the number of issued shares of Stock (or issuance of shares other than shares of Stock) by reason of any forward or reverse stock split, subdivision or consolidation, or share dividend or bonus issue, recapitalization, reclassification, merger, amalgamation, consolidation, split-up, spin-off, reorganization, combination, exchange of shares of Stock, the issuance of warrants or other rights to purchase shares of Stock or other securities, or any other change in corporate structure or in the event of any extraordinary distribution (whether in the form of cash, shares of Stock, other securities or other property) (each, an “Adjustment Event”), then the Committee shall equitably adjust the number or kind of shares that may be issued under the Plan, and any or all of the terms of an outstanding Award (including the number of shares of Stock covered by such outstanding Award, the type of property to which the Award is subject and the option or reference price of such Award), and such adjustments will be final, conclusive and binding for all purposes of the Plan. In determining adjustments to be made under this Section 5, the Committee may take into account such factors as it determines to be appropriate, including (i) the provisions of applicable law, (ii) the potential tax or accounting consequences of an adjustment (including, as applicable, under Section 162(m) of the Code and/or Section 409A of the Code) and (iii) the preservation of the benefits or potential benefits intended to be made pursuant to Awards and, in light of such factors or others, may make adjustments that are not uniform or proportionate among outstanding Awards. In connection with any adjustment pursuant to this Section 5, the Committee may provide, in its sole discretion, for the cancellation of any outstanding Awards in exchange for payment in cash or other property equal to the Fair Market Value of the shares of Stock covered by such Awards, reduced by the option or reference price, if any. After any adjustment made pursuant to this Section 5, the number of shares subject to each outstanding Award will be rounded down to the nearest whole number.

6.	ELIGIBILITY

Eligible Recipients will be eligible to be granted any Award or any combination of Awards under the Plan at the same or different times, except that Incentive Stock Options will only be granted to Eligible Recipients who are employees of the Company or one of its Subsidiaries.

7.	STOCK OPTIONS

Stock Options may be granted alone or in addition to other Awards granted under the Plan. Any Stock Option granted under the Plan will be in such form as the Committee may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each Grantee. If requested by the Committee, Grantees who are granted Stock Options will enter into an Award Agreement with the Company, in such form as the Committee will determine. The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it will constitute a separate Non-Qualified Stock Option. Stock Options granted under the Plan will be subject to the following terms and conditions and to the relevant Award Agreement:

(a) Option Price. The option price per share of Stock purchasable under a Stock Option will be determined by the Committee in its sole discretion at the time of grant but, except as permitted in connection with the assumption or issuance of Stock Options in a transaction to which Section 424(a) of the Code applies, will not be less than 100% of the Fair Market Value of a share of Stock on such date (or in the case of Incentive Stock Options, 110% of the Fair Market Value per share on such date if, on such date, the Eligible Recipient owns, or is deemed to own under the Code, shares possessing more than ten percent of the total combined voting power of all classes of Company Voting Securities (a “Ten Percent Owner”)).

(b) Option Term. The term of each Stock Option will be fixed by the Committee, but no Stock Option will be exercisable more than ten years (or in the case of Incentive Stock Options granted to a Ten Percent Owner (as determined on the date of grant), five years) after the date such Stock Option is granted.

(c) Minimum Vesting; Other Terms and Conditions. Stock Options granted under the Plan shall be subject to a minimum of three years of ratable vesting, except in the event of death, Disability, Retirement or Change in Control (in each such case, the minimum vesting requirement may not apply). The form, terms and conditions of each Stock Option will be determined by the Committee and will be set forth in the Award Agreement. Such additional terms and conditions may include provisions relating to the vesting and exercisability of such Stock Options as well as the conditions or circumstances upon which such Stock Options may be accelerated, extended, forfeited or otherwise modified. The Committee will specify in the applicable Award Agreement the circumstances in which Stock Options will vest, remain exercisable or be forfeited in the event of a Grantee’s termination of employment; provided that with respect to Incentive Stock Options, a Grantee will not be deemed to have terminated employment if the Grantee is on a bona fide leave of absence for not longer than three months or has a right to re-employment that is guaranteed by statute or contract.

(d) Method of Exercise. Subject to any vesting conditions established under Section 7(c), Stock Options may be exercised in whole or in part at any time during the option term, by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the option price in cash (by certified check or as otherwise permitted by the Committee). As determined by the Committee, in its sole discretion, payment in whole or in part may also be made (i) in the form of unrestricted shares of Stock already owned by the Grantee that have a Fair Market Value on the date of tender equal to the aggregate option price of the shares of Stock as to which such Stock Option will be exercised (in the case of an Incentive Stock Option, the right to make payment in shares of Stock must be authorized only at the time of grant); (ii) any other form of consideration approved by the Committee and permitted by applicable law; or (iii) any combination of the foregoing.

(e) Annual Limit on Incentive Stock Options; Time Limit to Exercise. In addition to the limitation applicable to Incentive Stock Options in Section 4(c), to the extent that the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of shares of Stock with respect to which Incentive Stock Options granted to a Grantee under this Plan and all other option plans of the Company or of any Parent or Subsidiary become exercisable for the first time by the Grantee during any calendar year exceeds $100,000 (or, if different, the maximum limitation in effect at the time of grant under Section 422 of the Code, or any successor provision), the portion of such Incentive Stock Options in excess of $100,000 (or, if different, such maximum limitation) will be treated as Non-Qualified Stock Options. The portion of any Incentive Stock Option not exercised within 90 days after termination of employment will be treated as a Non-Qualified Stock Option.

(f) Settlement of an Option. When a Stock Option is exercised pursuant to paragraph (d), the Committee, in its sole discretion, may elect, in lieu of issuing shares of Stock pursuant to the terms of the Stock Option, to settle the Stock Option by paying the Grantee an amount equal to the product obtained by multiplying (i) the excess of the Fair Market Value of one share of Stock on the date the Stock Option is exercised over the option price of the Stock Option (the “Option Spread”) by (ii) the number of shares of Stock with respect to which the Stock Option is exercised. The amount payable to the Grantee in these circumstances will be paid by the Company either in cash or a combination of cash and Stock, as the Committee will determine at the time the Stock Option is exercised and/or at the time the Stock Option is granted.

(g) No Repricing. Except as otherwise permitted by Section 5, reducing the exercise price of Stock Options issued and outstanding under the Plan, including through amendment, exchange, cancellation and regrant, or repurchase of unexercisable Stock Options for cash or other consideration, will require the approval of the Company’s stockholders.

8.	STOCK APPRECIATION RIGHTS

Stock Appreciation Rights may be granted alone or in addition to other Awards granted under the Plan. Any SAR granted under the Plan will be in such form as the Committee may from time to time approve, and the provisions of SAR Awards need not be the same with respect to each Grantee. If requested by the Committee, Grantees who are granted SARs will enter into an Award Agreement with the Company, in such form as the Committee will determine. Stock Appreciation Rights granted under the Plan will be subject to the following terms and conditions and to the relevant Award Agreement:

(a) Reference Price. The reference price per share of Stock underlying each SAR will be determined by the Committee in its sole discretion at the time of grant but, except as permitted in connection with the assumption or issuance of SARs in a transaction to which Section 424(a) of the Code applies, will not be less than 100% of the Fair Market Value of a share of Stock on such date.

(b) SAR Term. The term of each SAR will be fixed by the Committee, but no SAR will be exercisable more than ten years after the date such SAR is granted.

(c) Minimum Vesting; Other Terms and Conditions. Stock Appreciation Rights granted under the Plan shall be subject to a minimum of three years of ratable vesting, except in the event of death,

Disability, Retirement or Change in Control (in each such case, the minimum vesting requirement may not apply). The form, terms and conditions of each SAR will be determined by the Committee and will be set forth in an Award Agreement. Such additional terms and conditions may include, without limitation, provisions relating to the vesting and exercisability of such Stock Appreciation Rights as well as the conditions or circumstances upon which such Stock Appreciation Rights may be accelerated, extended, forfeited or otherwise modified. Settlement of each Stock Appreciation Right will be in cash, shares of Stock, other Awards or other property, or any combination of the foregoing, in the sole discretion of the Committee. The Committee will specify in the applicable Award Agreement the circumstances in which Stock Appreciation Rights will vest, remain exercisable or be forfeited in the event of a Grantee’s termination of employment.

(d) Method of Exercise. Upon the exercise of a SAR, the Grantee will be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or any combination of cash and shares of Stock, as determined by the Committee) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the reference price per share of Stock specified in the SAR Award Agreement, with the Committee having the right to determine the form of payment.

(e) No Repricing. Except as otherwise permitted by Section 5, reducing the reference price of SARs issued and outstanding under the Plan, including through amendment, exchange, cancellation and regrant, or repurchase of unexercisable SARs for cash or other consideration, will require the approval of the Company’s stockholders.

9.	RESTRICTED STOCK

Restricted Stock may be granted alone or in addition to other Awards granted under the Plan. Any Award of Restricted Stock granted under the Plan will be in such form as the Committee may from time to time approve, and the provisions of Restricted Stock Awards need not be the same with respect to each Grantee. If requested by the Committee, Grantees who are granted Restricted Stock will enter into an Award Agreement with the Company, in such form as the Committee will determine. Restricted Stock granted under the Plan will be subject to the following terms and conditions and to the relevant Award Agreement:

(a) Purchase Price. The price per share of Restricted Stock, if any, that a Grantee must pay for Restricted Stock purchasable under an Award will be determined by the Committee in its sole discretion at the time of grant.

(b) Minimum Vesting; Other Terms and Conditions. Restricted Stock granted under the Plan shall be subject to a minimum vesting period of three years, except in the event of death, Disability, Retirement or certain terminations of employment within twenty-four months following a Change in Control as set forth in Section 13 below (in each such case, the minimum vesting requirement may not apply). The form, terms and conditions applicable to each share of Restricted Stock will be determined by the Committee and will be set forth in an Award Agreement. Such terms and conditions may include the restrictions upon such Restricted Stock, the dates as of which restrictions upon such Restricted Stock will lapse (any period prior to such lapse with respect to a share of Restricted Stock, the “Restricted Period”), and the conditions or circumstances upon which such Restricted Stock will be forfeited or the otherwise modified with respect to the applicable terms. The Committee will specify in the applicable Award Agreement the circumstances in which Restricted Stock will vest or be forfeited in the event of a Grantee’s termination of employment.

(c) Awards and Certificates. In the event that a stock certificate is issued in respect of Restricted Stock, such certificate will be registered in the name of the Grantee and will bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such Award; provided that, unless the Committee will determine otherwise, the stock certificates evidencing Restricted Stock granted under the Plan will be held in the custody of the Company until the restrictions thereon will have lapsed, and, as a condition of any Restricted Stock Award, the Grantee will be required to deliver a stock power or stock transfer form, endorsed in blank, relating to the Restricted Stock covered by such Award.

(d) Forfeiture of Restricted Stock. In the event that any Restricted Stock should be forfeited by the Grantee, any stock certificate or certificates representing such Restricted Stock will be cancelled and the shares of Restricted Stock will either be cancelled or returned to the Company and belong thereafter to the Company. Upon the reversion of such shares of Restricted Stock to the Company, the Company will repay to the employee or (in the case of death) to the representative of the employee’s estate, the full cash amount paid, if any, to the Company by the employee for such Restricted Stock pursuant to Section 9(a).

(e) Right to Vote and Receive Dividends on Restricted Stock. Each Grantee will, during the Restricted Period, be the beneficial and record owner of such shares of Restricted Stock and will have full voting rights with respect thereto. Unless the Committee determines otherwise in an Award Agreement, during the Restricted Period, all ordinary cash dividends (as determined by the Committee in its sole discretion) paid upon any share of Restricted Stock will be retained by the Company for the account of the relevant Grantee. Such dividends will revert back to the Company if for any reason the Restricted Stock upon which such dividends were paid reverts back to the Company. Upon the expiration of the Restricted Period, all such dividends paid on such Restricted Stock and retained by the Company will be paid to the relevant Grantee. Unless the applicable Award Agreement provides otherwise, additional shares of Stock or other property distributed to the Grantee in respect of Restricted Stock, as dividends or otherwise, will be subject to the same restrictions applicable to such Restricted Stock.

10.	RESTRICTED STOCK UNITS

Restricted Stock Units may be granted alone or in addition to other Awards granted under the Plan. Any Restricted Stock Units granted under the Plan will be in such form as the Committee may from time to time approve, and the provisions of Restricted Stock Unit Awards need not be the same with respect to each Grantee. If requested by the Committee, Grantees who are granted Restricted Stock Units will enter into an Award Agreement with the Company, in such form as the Committee will determine. Restricted Stock Units granted under the Plan will be subject to the following terms and conditions and to the relevant Award Agreement:

(a) Minimum Vesting; Other Terms and Conditions. Restricted Stock Units granted under the Plan shall be subject to a minimum vesting period of three years, except in the event of death, Disability, Retirement or certain terminations of employment within twenty-four months following a Change in Control as set forth in Section 13 below (in each such case, the minimum vesting requirement may not apply). The form, terms and conditions of each Restricted Stock Unit will be determined by the Committee and will be set forth in an Award Agreement. Such terms and conditions may include, the conditions or circumstances upon which such Restricted Stock Unit will vest, be forfeited or otherwise modified, and the date or dates upon which any shares of Stock, cash or other property will be delivered to the Grantee in respect of the Restricted Stock Units. The Committee will specify in the applicable Award Agreement the circumstances in which Restricted Stock Units will be paid or forfeited in the event of a Grantee’s termination of employment.

(b) Settlement of Restricted Stock Units. The Committee, in its sole discretion, may instruct the Company to pay on the date when shares of Stock would otherwise be issued pursuant to a Restricted Stock Unit, in lieu of such shares of Stock, a cash amount equal to the number of such shares multiplied by the Fair Market Value of a share of Stock on the date when shares would otherwise have been issued. If a Grantee is entitled to receive other shares, securities or other property as a result of an adjustment, pursuant to Section 5, the Committee, in its sole discretion, may instruct the Company to pay, in lieu of such other shares, securities or other property, cash equal to the fair market value thereof as determined in good faith by the Committee. Until the delivery of such shares of Stock, cash, securities or other property, the rights of a Grantee with respect to a Restricted Stock Unit will be only those of a general unsecured creditor of the Company.

(c) Right to Receive Dividends on Restricted Stock Units. If provided for in the applicable Award Agreement, during the period prior to payment of the Restricted Stock Unit, all ordinary cash dividends (as determined by the Committee in its sole discretion) that would have been paid upon any share of Stock underlying a Restricted Stock Unit had such shares of Stock been issued will be paid only at the time and to the extent such Restricted Stock Unit is vested.

11.	PERFORMANCE AWARDS

Performance Awards may be granted alone or in addition to other Awards granted under the Plan. Any Performance Award granted under the Plan will be in such form as the Committee may from time to time approve, and the provisions of Performance Awards need not be the same with respect to each Grantee. If requested by the Committee, Grantees who are granted Performance Awards will enter into an Award Agreement with the Company, in such form as the Committee will determine. Performance Awards granted under the Plan will be subject to the following terms and conditions and to the relevant Award Agreement:

(a) General. Performance Awards may be denominated as a cash amount, a number of shares of Restricted Stock, a number of Restricted Stock Units, or a combination thereof and are awards which may be earned upon achievement or satisfaction of performance conditions specified by the Committee. In addition, the Committee may specify that any other Award, will constitute a Performance Award by conditioning the right of a Grantee to exercise the Award or have it settled, and the timing thereof, upon achievement or satisfaction of such performance conditions as may be specified by the Committee. Except as described in Section 11(b) below, the Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. In the event that a stock certificate is issued in respect of Performance Awards, such certificates will be registered in the name of the Grantee but will be held by the Company until the time such Performance Awards are earned. The performance conditions and the performance period applicable to each Performance Award will be determined by the Committee and set forth in an Award Agreement; provided, however, that in no event shall a performance period be less than one year.

(b) Certain Performance Awards. To the extent a Performance Award is intended to satisfy the requirements for deductability under Section 162(m) of the Code, the Committee will, in accordance with the requirements of Section 162(m), establish written performance criteria for the Company on a consolidated basis, and/or for specified Subsidiaries or Affiliates or other business units of the Company, which will be comprised of specified levels of one or more of the following performance criteria as the Committee may deem appropriate: earnings per share, net earnings, operating earnings, unit volume, market share, balance sheet measurements, revenue, economic profit, cash flow, cash return on assets, stockholder return, return on equity and return on capital (“Performance Criteria”). Performance Awards may also be payable when Company performance, as measured by one or more of the above Performance Criteria, as compared to peer companies meets or exceeds an objective criterion established by the Committee. Performance Awards that are intended to satisfy the requirements for deductability under Section 162(m) of the Code may not be adjusted upward. The Committee has the discretion to adjust such Performance Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

(c) Adjustment. The Committee may disregard or offset the effect of any special charges or gains or cumulative effect of a change in accounting in determining the attainment of Performance Criteria. In addition, the Committee is authorized to make adjustments in the terms and conditions of Performance Awards, including to any applicable Performance Criteria, in recognition of unusual or nonrecurring events (including Adjustment Events, as well as acquisitions and dispositions of businesses and assets) affecting the Company or any business unit of the Company, or the financial statements of the Company or any business unit, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Subsidiary or Affiliate or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Grantee, and any other circumstances deemed relevant; provided that the Committee will consider the extent to which any such adjustment may cause Awards to fail to be deductible under Section 162(m) of the Code.

(d) Settlement of Performance Awards; Other Terms. Settlement of Performance Awards will be in cash, shares of Stock, other Awards or other property, or any combination of the foregoing, in the sole discretion of the Committee. Performance Awards granted under the Plan shall be subject to a minimum vesting period of one year, except in the event of death, Disability or Change in Control (in each such case, the minimum vesting requirement may not apply). The Committee will specify in the applicable Award Agreement the circumstances in which Performance Awards will be paid or forfeited in the event of a Grantee’s termination of employment. Any payment of a Performance Award intended to satisfy the requirements for deductability under Section 162(m) of the Code will be conditioned on the written certification of the Committee in each case that the Performance Criteria and any other material conditions were satisfied.

12.	OTHER AWARDS

The Committee may grant other types of equity-based or equity-related Awards (including unrestricted shares of Stock) in such amounts and subject to such terms and conditions as the Committee will determine and may include, without limitation, Awards that upon grant are fully vested and non-forfeitable. Such Other Awards may entail the issue or transfer of actual shares of Stock, or payment in cash or otherwise of amounts based on the value of shares of Stock. The terms and conditions applicable to Other Awards will be as determined by the Committee and set forth in an Award Agreement.

13.	CHANGE IN CONTROL

Except as otherwise provided in an applicable Award Agreement, in the event of a Change in Control, unless otherwise specifically prohibited under law or by the rules and regulations of a national security exchange applicable to the Company, if the employment of the Grantee is terminated by the Company without Cause or by the Grantee for Good Reason within the twenty-four (24) month period following such Change in Control:

(a) any and all Stock Options and Stock Appreciation Rights granted under the Plan will become vested and immediately exercisable and shall remain exercisable for the remainder of their term;

(b) any Restricted Period and other restrictions imposed on Restricted Stock or Restricted Stock Units will lapse, and Restricted Stock Units will become vested and immediately payable;

(c) the payout opportunities attainable under all outstanding Performance Awards (including Awards intended to be qualify for deductability under Section 162(m) of the Code) will be deemed to have been fully earned based on the greater of targeted performance and actual performance being attained as of the effective date of the Change in Control, such that: (i) the vesting of all Performance Awards denominated in shares of Stock will be accelerated as of the effective date of the Change in Control and will be paid out to Grantees within 30 days following the effective date of the Change in Control; and (ii) Performance Awards denominated in cash will be accelerated as of the effective date of the Change in Control and will be paid to Grantees in cash within 30 days following the effective date of the Change in Control;

(d) unless otherwise specifically provided in an Award Agreement, the Committee will immediately vest and pay out all Other Awards; and

(e) the Committee will have the ability to determine that all outstanding Awards are cancelled upon a Change in Control, and the value of such Awards, as determined by the Committee in accordance with the terms of the Plan and the Award Agreement, be paid out in cash, shares of Stock or other property within a reasonable time subsequent to the Change in Control; provided, that (i) no such payment will be made on account of an Incentive Stock Option using a value higher than the Fair Market Value of a share of Stock on the date of settlement and (ii) prior to the occurrence of a Change in Control, the Committee may determine to cancel without any payment or other consideration any Stock Options and SARs having, as applicable, an option price or reference price per share at the time of the Change in Control that is more than the consideration received by stockholders of the Company in respect of a share of Common Stock in connection with the Change in Control.

14.	AMENDMENT AND TERMINATION

The Committee or the Board may at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan in whole or in part; provided that, except as provided at Section 5 hereof, no amendment by the Committee or the Board will (a) increase the total number of shares of Stock which may be issued subject to the Plan, (b) increase the benefits accruing to a Grantee under an outstanding Award, (c) change the requirements for Plan eligibility, (d) accelerate the vesting or lapsing of restrictions on an Award (other than in the case of death, Disability, Retirement or Change in Control), (e) allow for repricing of Stock Options or SARs, or (f) make any other change for which stockholder approval is required under any applicable law, regulation or exchange requirement, in each case, unless such change is approved by the stockholders of the Company in accordance with applicable law, regulation, or exchange requirement. Except as provided in Section 16(h), no action taken pursuant to this Section 14 of the Plan will, without the consent of the Grantee, be effective with respect to any Award which has been previously granted to a Grantee if it materially impairs such Award, except that the Committee and the Board have full discretion to amend the Plan to the extent necessary to preserve equity accounting treatment with respect to any Award and any outstanding Award Agreement will be deemed to be so amended without obtaining the consent of any Grantee. For purposes of the Plan, any action of the Board or the Committee that alters or affects the tax treatment of any Award will not be considered to materially impair the rights of any Grantee.

15.	UNFUNDED STATUS OF PLAN

The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Grantee by the Company, nothing contained herein will give any such Grantee any rights that are greater than those of a general creditor of the Company.

16.	GENERAL PROVISIONS

(a) Compliance with Applicable Law. Stock will not be issued (and no payment in any other form will be made) pursuant to the exercise or settlement of any Award granted under the Plan unless the exercise or settlement of such Award and the issuance and delivery of such Stock or other payment pursuant thereto will comply with all relevant provisions of applicable law, including, without limitation, the Securities Act, the Exchange Act, the requirements of any stock exchange upon which the Stock may then be listed, and the provisions of the Troubled Asset Relief Program under the Emergency Economic Stabilization Act of 2008, including the Interim Final Rule and any other rules and regulations thereunder, as amended (collectively, “Applicable Law”), and will be further subject to the approval of counsel for the Company with respect to such compliance. The Committee may require any Grantee to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. This Plan and each Award and Award Agreement are subject to and shall be, to the fullest extent possible, interpreted to be consistent with Applicable Law. In the event of any conflict, the provisions of Applicable Law control over the terms of this Plan and any Award or

Award Agreement. Notwithstanding anything in this Plan or any Award Agreement to the contrary, in no event shall any Award, payment or benefit under this Plan or any Award Agreement vest or be settled, paid or accrued, if any such vesting, settlement, payment or accrual would be in violation of Applicable Law. In the event of any such violation, the Company and any Award recipient will cooperate in good faith to endeavor to meet the requirements of Applicable Law in a manner which preserves to the greatest extent possible the intent and purposes of this Plan and the applicable Award, payment or benefit.

(b) Certificate Legends. The certificates for shares of Stock may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for Stock issued or delivered under the Plan will be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is are then listed, and any applicable foreign, federal or state securities law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(c) No Right to Employment. The adoption of the Plan will not confer upon any Eligible Recipient any right to continued employment or service with the Company or any Parent or Subsidiary, as the case may be, nor will it interfere in any way with the right of the Company or any Parent or Subsidiary to terminate the employment or service of any of its Eligible Recipients at any time.

(d) No Rights as a Stockholder. Except as otherwise provided in an Award Agreement, no Grantee (or other person having rights pursuant to such Award) will have any of the rights of a stockholder of the Company with respect to Stock subject to such Award until such Stock is issued to such person, and, if requested by the Company, until such person has given the representation described in Section 16(a). Except as otherwise provided in an Award Agreement or pursuant to Section 5, no adjustment will be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

(e) Non-Transferability. Except as otherwise provided by the Committee or in a Grantee’s Award Agreement, Awards may not be sold, pledged, assigned, encumbered, hypothecated, transferred, or disposed of in any manner other than by will, by the laws of descent or distribution, and as applicable, may be exercised, during the lifetime of the Grantee, only by the Grantee or the Grantee’s legal representative. Any attempt to dispose of any Awards in contravention of any such restrictions will be null and void and without effect. Notwithstanding the foregoing, the Committee in its discretion may permit a Grantee to transfer a Non-Qualified Stock Option by instrument to an inter vivos or testamentary trust in which the Stock Options are to be passed to beneficiaries upon the death of the Grantee, or by gift to Immediate Family.

(f) Payment of Taxes/Right of Offset. As a condition to the receipt of any shares of Stock pursuant to any Award or the lifting of restrictions on any Award, or in connection with any other event that gives rise to a withholding obligation on the part of the Company relating to an Award (including, without limitation, for FICA taxes and any other federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such Award), the Company will require that the Grantee remit to the Company, or make arrangements satisfactory to the Committee regarding payment of, an amount sufficient in the opinion of the Committee to satisfy such withholding obligation. If the event giving rise to the withholding obligation involves the issue or transfer of shares of Stock, then, unless the applicable Award Agreement provides otherwise, the Committee may permit the Grantee to satisfy the withholding obligation by electing to have the Company withhold shares of Stock or by tendering previously owned shares of Stock, in each case having a Fair Market Value equal to the amount of tax to be withheld (or by any other mechanism as may be required or appropriate to conform with local tax and other rules). For this purpose, Fair Market Value will be determined as of the date on which the amount of tax to be withheld is determined (and the Company may cause any fractional share amount to be settled in cash). The obligations of the Company under the Plan will be conditional on the making of such payments or arrangements, and the Company will, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Grantee.

(g) Tax Notifications. Each Grantee will promptly notify the Company of any election the Grantee makes under Section 83(b) of the Code or any disposition of shares of Stock delivered pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions).

(h) Section 409A. Notwithstanding anything to the contrary in this Plan or an Award Agreement, if a Grantee is a “specified employee” as determined pursuant to Section 409A of the Code as of the date of his or her “separation from service” (within the meaning of Final Treasury Regulation 1.409A-1(h)) and if any Award or payment or settlement of an Award provided hereunder both (x) constitutes a “deferral of compensation” within the meaning of Section 409A and (y) cannot be paid or provided in the manner otherwise provided without subjecting the Grantee to “additional tax”, interest or penalties under Section 409A, then any such payment or settlement that is payable or that would be settled during the first six months following Grantee’s “separation from service” shall be paid or provided to Grantee on the first business day of the seventh calendar month following the month in which his or her “separation from service” occurs or, if earlier, at Grantee’s death. In addition, any payment or benefit due upon a termination of Grantee’s employment that represents a “deferral of compensation” within the meaning of Section 409A shall only be paid or provided to Grantee upon a “separation from service”. For the purposes of this Agreement, each Award made pursuant hereto shall be deemed to be a separate payment. This provision does not prohibit the vesting of any Award or the vesting of any right to eventual payment or distribution of any amount or benefit under the Plan or any Award Agreement.

(i) Lapse or Forfeiture at or Following Termination of Employment. Unless otherwise provided in an Award Agreement or as determined by the Committee in its discretion:

(i) Any Award, including, without limitation, Awards that are unvested, vested and unexercised, or subject or not subject to restrictions, shall automatically and immediately lapse and be forfeited if the Grantee’s employment is terminated by the Company for Cause.

(ii) In the case of a Stock Option or Stock Appreciation Right, the following shall determine the date such Stock Option or Stock Appreciation Right shall lapse on account of termination of employment, provided that in no case shall an Stock Option or Stock Appreciation Right extend beyond the original expiration date specified in the grant thereof:

(A) Except as provided below, Stock Option or Stock Appreciation Right that is not vested and fully exercisable on the date a Grantee’s employment terminates shall lapse.

(B) If the Grantee’s employment is terminated for reasons other than (I) by reason of Disability or death or Retirement, or (II) by the Company for Cause, for that Grantee and with respect to any Stock Option or Stock Appreciation Right that is vested and fully exercisable on the date of termination of employment, the period for exercising that Stock Option or Stock Appreciation Right shall end 90 days after the date of the Grantee’s termination of employment and any unexercised Stock Option or Stock Appreciation Right shall lapse at the end of such 90-day period.

(C) If the Grantee’s employment terminates by reason of Disability, for that Grantee and with respect to any Stock Option or Stock Appreciation Right that is vested and fully exercisable on the date of termination of employment, the period for exercising that Stock Option or Stock Appreciation Right shall end one year after the date of the Grantee’s termination of employment and any unexercised Stock Option or Stock Appreciation Right shall lapse at the end of such one-year period.

(D) If the Grantee’s employment terminates by reason of death, or if the Grantee dies during the applicable 90-day or one-year period described above, respectively, for that Grantee and with respect to any Stock Option or Stock Appreciation Right that is vested and fully exercisable on the date of termination of employment, the period for exercising such Stock Option or Stock Appreciation Right shall end one year after the date of the Grantee’s death and any unexercised Stock Option or Stock Appreciation Right shall lapse at the end of such one-year period. Upon the Grantee’s death, the Stock Option or Stock Appreciation Right may be exercised by the Grantee’s beneficiary.

(E) If the Grantee’s employment is terminated by reason of Retirement, then each of that Grantee’s then outstanding Stock Options and Stock Appreciation Rights shall immediately vest and remain exercisable for the original term of each such Stock Option and Stock Appreciation Right.

(iii) In the case of any Restricted Stock or Restricted Stock Unit as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Other Award that is subject to any transfer restriction hereunder:

(A) If the Grantee’s employment is terminated by reason of death, Disability or Retirement, then the restrictions will lapse, and the unearned or unvested portion of the Award will become immediately vested, earned and nonforfeitable.

(B) If the Grantee’s employment is terminated for any reason other than by reason of death, Disability, or Retirement, then the restricted or unearned portion of the Award shall automatically and immediately be cancelled and forfeited.

(iv) In the case of any Performance Award as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, such Performance Award shall be payable as set forth in Section 11 above and the applicable Award Agreement.

(v) Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive; provided that a Grantee’s employment shall be deemed to be terminated upon the first date following the passage of six months of leave unless the Grantee’ has a statutory or contractual right to reemployment. A termination of employment shall not occur in a circumstance in which a Grantee’ transfers from the Company to one of its Parents or Subsidiaries, transfers from a Parent or Subsidiary to the Company, transfers from one Parent or Subsidiary to another Parent or Subsidiary or, in the discretion of the Committee as specified at or prior to such occurrence, in the case of a spin-off, sale or disposition of the Grantee’s employer from or by the Company. The Committee may in its sole discretion take any further action that it deems to be equitable under the circumstances or in the best interests of the Company, including, without limitation, waiving or modifying any limitation or requirement with respect to any Award under this Plan. A Grantee shall not be considered retired if and so long as he or she continues to serve as a director of the Company or a Subsidiary of the Company.

(vi) Without limiting in any way the generality of the Committee’s power to specify any terms and conditions of an Award consistent with applicable law, the Committee may specify in an Award Agreement that the Grantee’s rights, payments, and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, without limitation, the Grantee’s failure to accept the terms of the Award Agreement, termination of employment under certain or all circumstances, violation of material Company policies, breach of noncompetition, confidentiality, nonsolicitation, noninterference, corporate property protection, or any supplementary policy or agreement that may apply to the Grantee, or other conduct by the Grantee that is detrimental to the business or reputation of the Company and its Affiliates.

(j) Deferral of Awards; Dividend Equivalent Rights. The Committee will be authorized to establish procedures pursuant to which the payment of any Award may be deferred at the election of a Grantee. Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award (including, without limitation, any deferred Award), other than Awards of Stock Options and SARs, may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, cash dividends, or cash payments in amounts equivalent to other dividends or distributions on shares of Stock, with respect to the number of shares of Stock covered by the Award, as determined by the Committee, in its sole discretion; provided, however, that the recipient of a Performance Award shall only be paid any dividends or dividend equivalent rights upon vesting of the applicable Performance Award. The Committee may provide that such amounts (if any) will be deemed to have been reinvested in additional shares of Stock or otherwise reinvested.

(k) Nature of Payments; Other Payments or Awards. Any and all grants of Awards and issuances of Stock under the Plan will constitute a special incentive payment to the Grantee and will not be taken into account in computing the amount of salary or compensation of the Grantee for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Company or under any Agreement with the Grantee, unless such plan or Agreement specifically provides otherwise. Nothing contained in the Plan will be deemed in any way to limit or restrict the Company from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

(l) Binding on Successors. The terms of this Plan will be binding upon and inure to the benefit of the Company and its successors and assigns.

(m) Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee will be entitled, among other things, to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements, as to the persons to receive Awards under the Plan, and the terms and provisions of Awards under the Plan.

(n) Severability. If any of the provisions of this Plan or any Award Agreement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision will be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions will not be affected thereby; provided that, if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision will be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable under the Plan.

17.	EFFECTIVE DATE OF PLAN

The Plan will become effective on the date it is initially approved by the Company’s stockholders (the “Effective Date”).

18.	TERM OF PLAN

No Award will be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date or any earlier termination of the Plan as provided in Section 14, but Awards granted before the earlier of such dates may extend beyond that date.

19.	GOVERNING LAW

The Plan and all determinations made and actions taken pursuant hereto will be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflict of laws.

APPENDIX C

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

REGIONS FINANCIAL CORPORATION

FIRST. The name of the corporation is Regions Financial Corporation.

SECOND. The address of its registered office in the State of Delaware is 2711 Centerville Road in the City of Wilmington, County of New Castle. The name of the registered agent at such address is Corporation Service Company. The principal office of the corporation shall be in the State of Alabama and shall be located in the City of Birmingham, County of Jefferson. Directors’ meetings (unless from time to time specifically otherwise ordered by the Board of Directors) and appropriate corporate functions shall be held in Birmingham. The chief executive officer may, for his convenience, in discharging his duties, locate at whatever place he deems desirable the necessary secretarial and personal assistants for the efficient operation of his office. The corporation may have such other offices, either within or without the State of Alabama, as the Board of Directors may designate or as the business of the corporation may require from time to time. Specialized personnel, such as auditors, examiners, public relation officers, etc., shall be located in such cities as the Directors may from time to time order.

THIRD. The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH. The total number of shares of all classes of stock which the corporation shall have the authority to issue is Three Billion Ten Million (3,010,000,000) of which Three Billion (3,000,000,000) shares are to be common stock (hereinafter called the “Common Stock”), of a par value of one cent ($.01) each, and Ten Million (10,000,000) shares are to be Preferred Stock (hereinafter called the “Preferred Stock”) of the par value of one dollar ($1) each.

(1) Shares of Preferred Stock may be issued in one or more series from time to time by the board of directors, and the board of directors is expressly authorized to fix by resolution or resolutions the designations and the powers, preferences and rights, and the qualifications, limitations and restrictions thereof, of the shares of each series of Preferred Stock, including without limitation the following:

(a) the distinctive serial designation of such series which shall distinguish it from other series;

(b) the number of shares included in such series;

(c) the dividend rate (or method of determining such rate) payable to the holders of the shares of such series, any conditions upon which such dividends shall be paid and the date or dates upon which such dividends shall be payable;

(d) whether dividends on the shares of such series shall be cumulative and, in the case of shares of any series having cumulative dividend rights, the date or dates or method of determining the date or dates from which dividends on the shares of such series shall be cumulative;

(e) the amount or amounts which shall be payable out of the assets of the corporation to the holders of the shares of such series upon voluntary or involuntary liquidation, dissolution, or winding up the corporation, and the relative rights of priority, if any, of payment of the shares of such series;

(f) the price or prices at which, the period or periods within which and the terms and conditions upon which the shares of such series may be redeemed, in whole or in part, at the option of the corporation or at the option of the holder or holders thereof or upon the happening of a specified event or events;

(g)	the obligation, if any, of the corporation to purchase or redeem shares of such series pursuant to a sinking fund or otherwise and the price or prices at which, the period or periods within which and the terms and conditions upon which the shares of such series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

(h)	whether or not the shares of such series shall be convertible or exchangeable, at any time or times at the option of the holder or holders thereof or at the option of the corporation or upon the happening of a specified event or events, into shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation, and the price or prices or rate or rates of exchange or conversion and any adjustments applicable thereto; and

(i)	whether or not the holders of the shares of such series shall have voting rights, in addition to the voting rights provided by law (if any), and if so the terms of such voting rights.

(2) Subject to the rights of the holders of any series of Preferred Stock, the number of authorized shares of any class or series of Preferred Stock set forth in this certificate of incorporation, as it may be amended from time to time, may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the outstanding shares of such class or series, voting together as a single class, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of Delaware or any corresponding provision hereafter enacted.

(3) Authority is hereby expressly granted to the Board of Directors from time to time to issue any authorized but unissued shares of Common Stock for such consideration and on such terms as it may determine.

FIFTH. [Reserved].

SIXTH. The corporation is to have perpetual existence.

SEVENTH. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

(1) To make, alter or repeal the by-laws of the corporation, except as otherwise may be provided by such by-laws.

(2) To authorize and cause to be executed mortgages and liens upon the real and personal property of the corporation.

(3) To declare such lawful dividends, either in cash or stock of the corporation, as in its discretion it may deem advisable.

(4) To set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purposes and to abolish any such reserve in the manner in which it was created.

(5) To fix the number of Directors which shall constitute the whole Board, subject to the following:

(a) The number of Directors constituting the entire Board shall be fixed from time to time by vote of a majority of the entire Board except as may be otherwise provided in the By-Laws of the corporation, provided, however, that the number of Directors shall not be reduced so as to shorten the term of any Director at the time in office.

(b) All Directors will be elected annually for terms of one year and shall continue to hold office until the end of the term for which such director was elected and until such director’s successor shall have been elected and qualified. At each annual meeting of stockholders all directors shall be elected for terms expiring at the next annual meeting of stockholders and until such directors’ successors shall have been elected and qualified. Except as otherwise provided in the By-Laws of the corporation, any vacancies in the Board of Directors for any reason, and any created directorships resulting from any increase in the number of Directors may be filled by the Board of Directors, acting by a majority of Directors then in office, although less than a quorum. Any Directors so chosen shall hold office until the end of the term to which such Directors’ predecessors were elected and until their successors shall be elected and qualified. No decrease in the number of Directors shall shorten the term of any incumbent Director.

(c) Notwithstanding any other provisions of this certificate of incorporation or the By-Laws of the corporation (and notwithstanding the fact that some lesser percentage may be specified by law, this certificate of incorporation or the By-Laws of the corporation), any Director or the entire Board of Directors of the corporation may be removed at any time, with or without cause but only by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the corporation entitled to vote generally in the election of Directors cast at a meeting of the stockholders called for that purpose.

(d) In the event that the holders of any class or series of stock of the corporation shall be entitled, voting separately as a class, to elect any directors of the corporation, then the number of directors that may be elected by such holders shall be in addition to the number fixed pursuant to the By-Laws and, except as otherwise expressly provided in the terms of such class or series, the terms of the directors elected by such holders shall expire at the annual meeting of stockholders next succeeding their election.

(6)(a) Except as set forth in Clause (d) of this paragraph (6) of Article Seventh, the affirmative vote of the holders of at least 75% of the outstanding shares of the corporation entitled to vote in election of Directors shall be required to effect or validate:

(1) any merger or consolidation with or into any other corporation, or

(2) any sale or lease of all or a substantial part of the assets of the corporation to any other corporation, person or other entity,

if, in the case of both (1) and (2), as of the record date for determination of stockholders entitled to notice thereof and to vote thereon, such other corporation, person or entity which is party to such a transaction is the beneficial owner, directly or indirectly, of 5% or more of the outstanding shares of the corporation entitled to vote in elections of directors. Such affirmative vote shall be in addition to any vote of the holders of the shares of the corporation otherwise required by law, this certificate of incorporation or any agreement between the corporation and any national securities exchange.

(b) For purpose of this paragraph (6) any corporation, person or other entity shall be deemed to be the beneficial owner of any shares of the corporation:

(1) which it owns directly, whether or not of record, or

(2) which it has the right to acquire pursuant to any agreement or understanding or upon exercise of conversion rights, warrants or options or otherwise, or

(3) which are beneficially owned, directly or indirectly (including shares deemed to be owned through application of clause (2) above), by an “affiliate” or “associate” as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended and in effect on April 1, 2004, or

(4) which are beneficially owned, directly or indirectly (including shares deemed owned through application of clause (2) above), by any other corporation, person or entity with which it or its “affiliate” or “associate” has any agreement or arrangement or understanding for the purpose of acquiring, holding, voting, or disposing of shares of the corporation. For the purpose of determining whether a specific corporation, person or entity is the beneficial owner of one or more of the outstanding shares of the corporation, the outstanding shares of the corporation shall include shares not in fact outstanding but deemed owned through the application of clauses (b)(2)(3) and (4) above by such corporation, person or entity, but shall not include any other shares which may be issuable pursuant to any agreement or upon exercise of conversion rights, warrants or options or otherwise.

(c) The Board of Directors shall have the power and duty to determine for the purposes of this paragraph (6), on the basis of information known to the corporation, whether:

(1) such other corporation or entity beneficially owns more than 5% of the outstanding shares of the corporation entitled to vote in elections of Directors;

(2) a corporation, person, or entity is an “affiliate” or “associate” (as defined in paragraph (b) above) of another; and

(3) the memorandum of understanding referred to in clause (d) below is substantially consistent with the transaction covered thereby.

Any such determination shall be conclusive and binding for all purposes of this paragraph (6).

(d) The provisions of this paragraph (6) shall not apply to:

(1) any transaction of a type addressed by paragraph 6(a)(1) or (2) if the Board of Directors of the corporation has approved a memorandum of understanding or other written agreement providing for such transaction with such other corporation prior to the time that such other corporation shall have become the beneficial owner of more than 5% of the outstanding shares of the corporation entitled to vote in elections of Directors; or after such acquisition of 5% of the outstanding shares, if 75% or more of the entire Board of Directors approve such transaction prior to its consummation; or

(2) any merger or consolidation of the corporation with, or any sale or lease by the corporation or any subsidiary thereof of any assets of, or any sale or lease by the corporation or any subsidiary thereof of any of its assets to, any corporation of which a majority of the outstanding shares of all classes of stock entitled to vote in election of Directors is owned of record or beneficially by the corporation and its subsidiaries.

EIGHTH. Elections of directors need not be written ballot except and to the extent provided in the by-laws of the corporation or directed by a majority of the entire Board of Directors.

NINTH. No action required to be taken or which may be taken at any annual or special meeting of stockholders of the corporation may be taken without a meeting, and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.

TENTH. (1) The corporation shall indemnify its officers, directors, employees and agents to the fullest extent permitted by law.

(2) No director of the corporation shall be personally liable to the corporation or its stockholders for monetary damages, for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 174 of the Delaware General Corporation Law; or (iv) for any transaction from which the director derived an improper personal benefit.

ELEVENTH. Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on this application in a summary way of this corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

TWELFTH. The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

As provided in Article Seventh, paragraph (1), the Board of Directors is expressly authorized to make, alter or repeal By-Laws of the corporation by a vote of a majority of the entire Board except as otherwise provided in the By-Laws; and the stockholders may make, alter or repeal any By-Laws whether or not adopted by them, provided however, that any such additional By-Laws, alterations or repeal by the stockholders may be adopted only by the affirmative vote of the holders of 75% or more of the outstanding shares of capital stock of the corporation entitled to vote generally in the election of Directors (considered for this purpose as one class) at a meeting of stockholders called for such purpose.

Notwithstanding any other provision of this certificate of incorporation or the By-Laws of the corporation (and in addition to any other vote that may be required by law, this certificate of incorporation or the By-Laws) the affirmative vote of the holders of at least 75% of the outstanding shares of the capital stock of the corporation entitled to vote generally in the election of Directors (considered for this purpose as one class) shall be required to amend, alter or repeal or adopt any provision inconsistent with Article Seventh paragraph (5)(a), Article Seventh paragraph (5)(d), Article Seventh paragraph (6), Article Ninth, Article Tenth or Article Twelfth of the certificate of incorporation.

THIRTEENTH. This amended and restated certificate of incorporation shall become effective on May 13, 2010.

CERTIFICATE OF DESIGNATIONS

OF

FIXED RATE CUMULATIVE PERPETUAL PREFERRED STOCK, SERIES A

OF

REGIONS FINANCIAL CORPORATION

Regions Financial Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), in accordance with the provisions of Sections 103 and 151 thereof, does hereby certify:

The undersigned authorized officer of the Corporation, in accordance with the resolutions of the board of directors of the Corporation (the “Board of Directors”) dated October 16, 2008, the resolutions of the Pricing Committee of the Board of Directors dated November 13, 2008, the provisions of the amended and restated certificate of incorporation and bylaws of the Corporation and applicable law, adopted the following resolution on November 13, 2008 creating a series of 3,500,000 shares of Preferred Stock of the Corporation designated as “Fixed Rate Cumulative Perpetual Preferred Stock, Series A”.

RESOLVED, that pursuant to the authority vested in the undersigned in accordance with the resolutions of the Board of Directors dated October 16, 2008, the resolutions of the Pricing Committee of the Board of Directors dated November 13, 2008, the provisions of the amended and restated certificate of incorporation and the bylaws of the Corporation and applicable law, a series of Preferred Stock, par value $1.00 per share, of the Corporation be and hereby is created, and that the designation and number of shares of such series, and the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof, of the shares of such series, are as follows:

Part 1. Designation and Number of Shares. There is hereby created out of the authorized and unissued shares of preferred stock of the Corporation a series of preferred stock designated as the “Fixed Rate Cumulative Perpetual Preferred Stock, Series A” (the “Designated Preferred Stock”). The authorized number of shares of Designated Preferred Stock shall be 3,500,000.

Part 2. Standard Provisions. The Standard Provisions contained in Annex A attached hereto are incorporated herein by reference in their entirety and shall be deemed to be a part of this Certificate of Designations to the same extent as if such provisions had been set forth in full herein.

Part 3. Definitions. The following terms are used in this Certificate of Designations (including the Standard Provisions in Annex A hereto) as defined below:

(a) “Common Stock” means the common stock, par value $0.01 per share, of the Corporation.

(b) “Dividend Payment Date” means February 15, May 15, August 15 and November 15 of each year.

(c) “Junior Stock” means the Common Stock, and any other class or series of stock of the Corporation the terms of which expressly provide that it ranks junior to Designated Preferred Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Corporation.

(d) “Liquidation Amount” means $1,000 per share of Designated Preferred Stock.

(e) “Minimum Amount” means $875,000,000.

(f) “Parity Stock” means any class or series of stock of the Corporation (other than Designated Preferred Stock) the terms of which do not expressly provide that such class or series will rank senior or junior to Designated Preferred Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Corporation (in each case without regard to whether dividends accrue cumulatively or non-cumulatively).

(g) “Signing Date” means the Original Issue Date.

Part 4. Certain Voting Matters. Holders of shares of Designated Preferred Stock will be entitled to one vote for each such share on any matter on which holders of Designated Preferred Stock are entitled to vote, including any action by written consent.

[Remainder of Page Intentionally Left Blank]

STANDARD PROVISIONS

Section 1. General Matters. Each share of Designated Preferred Stock shall be identical in all respects to every other share of Designated Preferred Stock. The Designated Preferred Stock shall be perpetual, subject to the provisions of Section 5 of these Standard Provisions that form a part of the Certificate of Designations. The Designated Preferred Stock shall rank equally with Parity Stock and shall rank senior to Junior Stock with respect to the payment of dividends and the distribution of assets in the event of any dissolution, liquidation or winding up of the Corporation.

Section 2. Standard Definitions. As used herein with respect to Designated Preferred Stock:

(a) “Applicable Dividend Rate” means (i) during the period from the Original Issue Date to, but excluding, the first day of the first Dividend Period commencing on or after the fifth anniversary of the Original Issue Date, 5% per annum and (ii) from and after the first day of the first Dividend Period commencing on or after the fifth anniversary of the Original Issue Date, 9% per annum.

(b) “Appropriate Federal Banking Agency” means the “appropriate Federal banking agency” with respect to the Corporation as defined in Section 3(q) of the Federal Deposit Insurance Act (12 U.S.C. Section 1813(q)), or any successor provision.

(c) “Business Combination” means a merger, consolidation, statutory share exchange or similar transaction that requires the approval of the Corporation’s stockholders.

(d) “Business Day” means any day except Saturday, Sunday and any day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close.

(e) “Bylaws” means the bylaws of the Corporation, as they may be amended from time to time.

(f) “Certificate of Designations” means the Certificate of Designations or comparable instrument relating to the Designated Preferred Stock, of which these Standard Provisions form a part, as it may be amended from time to time.

(g) “Charter” means the Corporation’s certificate or articles of incorporation, articles of association, or similar organizational document.

(h) “Dividend Period” has the meaning set forth in Section 3(a).

(i) “Dividend Record Date” has the meaning set forth in Section 3(a).

(j) “Liquidation Preference” has the meaning set forth in Section 4(a).

(k) “Original Issue Date” means the date on which shares of Designated Preferred Stock are first issued.

(l) “Preferred Director” has the meaning set forth in Section 7(b).

(m) “Preferred Stock” means any and all series of preferred stock of the Corporation, including the Designated Preferred Stock.

(n) “Qualified Equity Offering” means the sale and issuance for cash by the Corporation to persons other than the Corporation or any of its subsidiaries after the Original Issue Date of shares of perpetual Preferred Stock, Common Stock or any combination of such stock, that, in each case, qualify as and may be included in Tier 1 capital of the Corporation at the time of issuance under the applicable risk-based capital guidelines of the Corporation’s Appropriate Federal Banking Agency (other than any such sales and issuances made pursuant to agreements or arrangements entered into, or pursuant to financing plans which were publicly announced, on or prior to October 13, 2008).

(o) “Share Dilution Amount” has the meaning set forth in Section 3(b).

(p) “Standard Provisions” mean these Standard Provisions that form a part of the Certificate of Designations relating to the Designated Preferred Stock.

(q) “Successor Preferred Stock” has the meaning set forth in Section 5(a).

(r) “Voting Parity Stock” means, with regard to any matter as to which the holders of Designated Preferred Stock are entitled to vote as specified in Sections 7(a) and 7(b) of these Standard Provisions that form a part of the Certificate of Designations, any and all series of Parity Stock upon which like voting rights have been conferred and are exercisable with respect to such matter.

Section 3. Dividends.

(a) Rate. Holders of Designated Preferred Stock shall be entitled to receive, on each share of Designated Preferred Stock if, as and when declared by the Board of Directors or any duly authorized committee of the Board of Directors, but only out of assets legally available therefor, cumulative cash dividends with respect to each Dividend Period (as defined below) at a rate per annum equal to the Applicable Dividend Rate on (i) the Liquidation Amount per share of Designated Preferred Stock and (ii) the amount of accrued and unpaid dividends for any prior Dividend Period on such share of Designated Preferred Stock, if any. Such dividends shall begin to accrue and be cumulative from the Original Issue Date, shall compound on each subsequent Dividend Payment Date (i.e., no dividends shall accrue on other dividends unless and until the first Dividend Payment Date for such other dividends has passed without such other dividends having been paid on such date) and shall be payable quarterly in arrears on each Dividend Payment Date, commencing with the first such Dividend Payment Date to occur at least 20 calendar days after the Original Issue Date. In the event that any Dividend Payment Date would otherwise fall on a day that is not a Business Day, the dividend payment due on that date will be postponed to the next day that is a Business Day and no additional dividends will accrue as a result of that postponement. The period from and including any Dividend Payment Date to, but excluding, the next Dividend Payment Date is a “Dividend Period”, provided that the initial Dividend Period shall be the period from and including the Original Issue Date to, but excluding, the next Dividend Payment Date.

Dividends that are payable on Designated Preferred Stock in respect of any Dividend Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months. The amount of dividends payable on Designated Preferred Stock on any date prior to the end of a Dividend Period, and for the initial Dividend Period, shall be computed on the basis of a 360-day year consisting of twelve 30-day months, and actual days elapsed over a 30-day month.

Dividends that are payable on Designated Preferred Stock on any Dividend Payment Date will be payable to holders of record of Designated Preferred Stock as they appear on the stock register of the Corporation on the applicable record date, which shall be the 15th calendar day immediately preceding such Dividend Payment Date or such other record date fixed by the Board of Directors or any duly authorized committee of the Board of Directors that is not more than 60 nor less than 10 days prior to such Dividend Payment Date (each, a “Dividend Record Date”). Any such day that is a Dividend Record Date shall be a Dividend Record Date whether or not such day is a Business Day.

Holders of Designated Preferred Stock shall not be entitled to any dividends, whether payable in cash, securities or other property, other than dividends (if any) declared and payable on Designated Preferred Stock as specified in this Section 3 (subject to the other provisions of the Certificate of Designations).

(b) Priority of Dividends. So long as any share of Designated Preferred Stock remains outstanding, no dividend or distribution shall be declared or paid on the Common Stock or any other shares of Junior Stock (other than dividends payable solely in shares of Common Stock) or Parity Stock, subject to the immediately following paragraph in the case of Parity Stock, and no Common Stock, Junior Stock or Parity Stock shall be, directly or indirectly, purchased, redeemed or otherwise acquired for consideration by the Corporation or any of its subsidiaries unless all accrued and unpaid dividends for all past Dividend Periods, including the latest completed Dividend Period (including, if applicable as provided in Section 3(a) above, dividends on such amount), on all outstanding shares of Designated Preferred Stock have been or are contemporaneously declared and paid in full (or have been declared and a sum sufficient for the payment thereof has been set aside for the benefit of the holders of shares of Designated Preferred Stock on the applicable record date). The foregoing limitation shall not apply to (i) redemptions, purchases or other acquisitions of shares of Common Stock or other Junior Stock in connection with the administration of any employee benefit plan in the ordinary course of business (including purchases to offset the Share Dilution Amount (as defined below) pursuant to a publicly announced repurchase plan) and consistent with past practice, provided that any purchases to offset the Share Dilution Amount shall in no event exceed the Share Dilution Amount; (ii) purchases or other acquisitions by a broker-dealer subsidiary of the Corporation solely for the purpose of market-making, stabilization or customer facilitation transactions in Junior Stock or Parity Stock in the ordinary course of its business; (iii) purchases by a broker dealer subsidiary of the Corporation of capital stock of the Corporation for resale pursuant to an offering by the Corporation of such capital stock underwritten by such broker-dealer subsidiary; (iv) any dividends or distributions of rights or Junior Stock in connection with a stockholders’ rights plan or any redemption or repurchase of rights pursuant to any stockholders’ rights plan; (v) the acquisition by the Corporation or any of its subsidiaries of record ownership in Junior Stock or Parity Stock for the beneficial ownership of any other persons (other than the Corporation or any of its subsidiaries), including as trustees or custodians; and (vi) the exchange or conversion of Junior Stock for or into other Junior Stock or of Parity Stock for or into other Parity Stock (with the same or lesser aggregate liquidation amount) or Junior Stock, in each case, solely to the extent required pursuant to binding contractual agreements entered into prior to the Signing Date or any subsequent agreement for the accelerated exercise, settlement or exchange thereof for Common Stock. “Share Dilution Amount” means the increase in the number of diluted shares outstanding (determined in accordance with generally accepted accounting principles in the United States, and as measured from the date of the Corporation’s consolidated financial statements most recently filed with the Securities and Exchange Commission prior to the Original Issue Date) resulting from the grant, vesting or exercise of equity-based compensation to employees and equitably adjusted for any stock split, stock dividend, reverse stock split, reclassification or similar transaction.

When dividends are not paid (or declared and a sum sufficient for payment thereof set aside for the benefit of the holders thereof on the applicable record date) on any Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within a Dividend Period related to such Dividend Payment Date) in full upon Designated Preferred Stock and any shares of Parity Stock, all dividends declared on Designated Preferred Stock and all such Parity Stock and payable on such Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within the Dividend Period related to such Dividend Payment Date) shall be declared pro rata so that the respective amounts of such dividends declared shall bear the same ratio to each other as all accrued and unpaid dividends per share on the shares of Designated Preferred Stock (including, if applicable as provided in Section 3(a) above, dividends on such amount) and all Parity Stock payable on such Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within the Dividend Period related to such Dividend Payment Date) (subject to their having been declared by the Board of Directors or a duly authorized committee of the Board of Directors out of legally available funds and including, in the case of Parity Stock that bears cumulative dividends, all accrued but unpaid dividends) bear to each other. If the Board of Directors or a duly authorized committee of the Board of Directors determines not to pay any dividend or a full dividend on a Dividend Payment Date, the Corporation will provide written notice to the holders of Designated Preferred Stock prior to such Dividend Payment Date.

Subject to the foregoing, and not otherwise, such dividends (payable in cash, securities or other property) as may be determined by the Board of Directors or any duly authorized committee of the Board of Directors may be declared and paid on any securities, including Common Stock and other Junior Stock, from time to time out of any funds legally available for such payment, and holders of Designated Preferred Stock shall not be entitled to participate in any such dividends.

Section 4. Liquidation Rights.

(a) Voluntary or Involuntary Liquidation. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, holders of Designated Preferred Stock shall be entitled to receive for each share of Designated Preferred Stock, out of the assets of the Corporation or proceeds thereof (whether capital or surplus) available for distribution to stockholders of the Corporation, subject to the rights of any creditors of the Corporation, before any distribution of such assets or proceeds is made to or set aside for the holders of Common Stock and any other stock of the Corporation ranking junior to Designated Preferred Stock as to such distribution, payment in full in an amount equal to the sum of (i) the Liquidation Amount per share and (ii) the amount of any accrued and unpaid dividends (including, if applicable as provided in Section 3(a) above, dividends on such amount), whether or not declared, to the date of payment (such amounts collectively, the “Liquidation Preference”).

(b) Partial Payment. If in any distribution described in Section 4(a) above the assets of the Corporation or proceeds thereof are not sufficient to pay in full the amounts payable with respect to all outstanding shares of Designated Preferred Stock and the corresponding amounts payable with respect of any other stock of the Corporation ranking equally with Designated Preferred Stock as to such distribution, holders of Designated Preferred Stock and the holders of such other stock shall share ratably in any such distribution in proportion to the full respective distributions to which they are entitled.

(c) Residual Distributions. If the Liquidation Preference has been paid in full to all holders of Designated Preferred Stock and the corresponding amounts payable with respect of any other stock of the Corporation ranking equally with Designated Preferred Stock as to such distribution has been paid in full, the holders of other stock of the Corporation shall be entitled to receive all remaining assets of the Corporation (or proceeds thereof) according to their respective rights and preferences.

(d) Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this Section 4, the merger or consolidation of the Corporation with any other corporation or other entity, including a merger or consolidation in which the holders of Designated Preferred Stock receive cash, securities or other property for their shares, or the sale, lease or exchange (for cash, securities or other property) of all or substantially all of the assets of the Corporation, shall not constitute a liquidation, dissolution or winding up of the Corporation.

Section 5. Redemption.

(a) Optional Redemption. Except as provided below, the Designated Preferred Stock may not be redeemed prior to the first Dividend Payment Date falling on or after the third anniversary of the Original Issue Date. On or after the first Dividend Payment Date falling on or after the third anniversary of the Original Issue Date, the Corporation, at its option, subject to the approval of the Appropriate Federal Banking Agency, may redeem, in whole or in part, at any time and from time to time, out of funds legally available therefor, the shares of Designated Preferred Stock at the time outstanding, upon notice given as provided in Section 5(c) below, at a redemption price equal to the sum of (i) the Liquidation Amount per share and (ii) except as otherwise provided below, any accrued and unpaid dividends (including, if applicable as provided in Section 3(a) above, dividends on such amount) (regardless of whether any dividends are actually declared) to, but excluding, the date fixed for redemption.

Notwithstanding the foregoing, prior to the first Dividend Payment Date falling on or after the third anniversary of the Original Issue Date, the Corporation, at its option, subject to the approval of the Appropriate Federal Banking Agency, may redeem, in whole or in part, at any time and from time to time, the shares of Designated Preferred Stock at the time outstanding, upon notice given as provided in Section 5(c) below, at a redemption price equal to the sum of (i) the Liquidation Amount per share and (ii) except as otherwise provided below, any accrued and unpaid dividends (including, if applicable as provided in Section 3(a) above, dividends on such amount) (regardless of whether any dividends are actually declared) to, but excluding, the date fixed for redemption; provided that (x) the Corporation (or any successor by Business Combination) has received aggregate gross proceeds of not less than the Minimum

Amount (plus the “Minimum Amount” as defined in the relevant certificate of designations for each other outstanding series of preferred stock of such successor that was originally issued to the United States Department of the Treasury (the “Successor Preferred Stock”) in connection with the Troubled Asset Relief Program Capital Purchase Program) from one or more Qualified Equity Offerings (including Qualified Equity Offerings of such successor), and (y) the aggregate redemption price of the Designated Preferred Stock (and any Successor Preferred Stock) redeemed pursuant to this paragraph may not exceed the aggregate net cash proceeds received by the Corporation (or any successor by Business Combination) from such Qualified Equity Offerings (including Qualified Equity Offerings of such successor).

The redemption price for any shares of Designated Preferred Stock shall be payable on the redemption date to the holder of such shares against surrender of the certificate(s) evidencing such shares to the Corporation or its agent. Any declared but unpaid dividends payable on a redemption date that occurs subsequent to the Dividend Record Date for a Dividend Period shall not be paid to the holder entitled to receive the redemption price on the redemption date, but rather shall be paid to the holder of record of the redeemed shares on such Dividend Record Date relating to the Dividend Payment Date as provided in Section 3 above.

(b) No Sinking Fund. The Designated Preferred Stock will not be subject to any mandatory redemption, sinking fund or other similar provisions. Holders of Designated Preferred Stock will have no right to require redemption or repurchase of any shares of Designated Preferred Stock.

(c) Notice of Redemption. Notice of every redemption of shares of Designated Preferred Stock shall be given by first class mail, postage prepaid, addressed to the holders of record of the shares to be redeemed at their respective last addresses appearing on the books of the Corporation. Such mailing shall be at least 30 days and not more than 60 days before the date fixed for redemption. Any notice mailed as provided in this Subsection shall be conclusively presumed to have been duly given, whether or not the holder receives such notice, but failure duly to give such notice by mail, or any defect in such notice or in the mailing thereof, to any holder of shares of Designated Preferred Stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Designated Preferred Stock. Notwithstanding the foregoing, if shares of Designated Preferred Stock are issued in book-entry form through The Depository Trust Corporation or any other similar facility, notice of redemption may be given to the holders of Designated Preferred Stock at such time and in any manner permitted by such facility. Each notice of redemption given to a holder shall state: (1) the redemption date; (2) the number of shares of Designated Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (3) the redemption price; and (4) the place or places where certificates for such shares are to be surrendered for payment of the redemption price.

(d) Partial Redemption. In case of any redemption of part of the shares of Designated Preferred Stock at the time outstanding, the shares to be redeemed shall be selected either pro rata or in such other manner as the Board of Directors or a duly authorized committee thereof may determine to be fair and equitable. Subject to the provisions hereof, the Board of Directors or a duly authorized committee thereof shall have full power and authority to prescribe the terms and conditions upon which shares of Designated Preferred Stock shall be redeemed from time to time. If fewer than all the shares represented by any certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without charge to the holder thereof.

(e) Effectiveness of Redemption. If notice of redemption has been duly given and if on or before the redemption date specified in the notice all funds necessary for the redemption have been deposited by the Corporation, in trust for the pro rata benefit of the holders of the shares called for redemption, with a bank or trust company doing business in the Borough of Manhattan, The City of New York, and having a capital and surplus of at least $500 million and selected by the Board of Directors, so as to be and continue to be available solely therefor, then, notwithstanding that any certificate for any share so called for redemption has not been surrendered for cancellation, on and after the redemption date dividends shall cease to accrue on all shares so called for redemption, all shares so called for redemption shall no longer be deemed outstanding and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable on such redemption from such bank or trust company, without interest. Any funds unclaimed at the end of three years from the redemption date shall, to the extent permitted by law, be released to the Corporation, after which time the holders of the shares so called for redemption shall look only to the Corporation for payment of the redemption price of such shares.

(f) Status of Redeemed Shares. Shares of Designated Preferred Stock that are redeemed, repurchased or otherwise acquired by the Corporation shall revert to authorized but unissued shares of Preferred Stock (provided that any such cancelled shares of Designated Preferred Stock may be reissued only as shares of any series of Preferred Stock other than Designated Preferred Stock).

Section 6. Conversion. Holders of Designated Preferred Stock shares shall have no right to exchange or convert such shares into any other securities.

Section 7. Voting Rights.

(a) General. The holders of Designated Preferred Stock shall not have any voting rights except as set forth below or as otherwise from time to time required by law.

(b) Preferred Stock Directors. Whenever, at any time or times, dividends payable on the shares of Designated Preferred Stock have not been paid for an aggregate of six quarterly Dividend Periods or more, whether or not consecutive, the authorized number of directors of the Corporation shall automatically be increased by two and the holders of the Designated Preferred Stock shall have the right, with holders of shares of any one or more other classes or series of Voting Parity Stock outstanding at the time, voting together as a class, to elect two directors (hereinafter the “Preferred Directors” and each a “Preferred Director”) to fill such newly created directorships at the Corporation’s next annual meeting of stockholders (or at a special meeting called for that purpose prior to such next annual meeting) and at each subsequent annual meeting of stockholders until all accrued and unpaid dividends for all past Dividend Periods, including the latest completed Dividend Period (including, if applicable as provided in Section 3(a) above, dividends on such amount), on all outstanding shares of Designated Preferred Stock have been declared and paid in full at which time such right shall terminate with respect to the Designated Preferred Stock, except as herein or by law expressly provided, subject to revesting in the event of each and every subsequent default of the character above mentioned; provided that it shall be a qualification for election for any Preferred Director that the election of such Preferred Director shall not cause the Corporation to violate any corporate governance requirements of any securities exchange or other trading facility on which securities of the Corporation may then be listed or traded that listed or traded companies must have a majority of independent directors. Upon any termination of the right of the holders of shares of Designated Preferred Stock and Voting Parity Stock as a class to vote for directors as provided above, the Preferred Directors shall cease to be qualified as directors, the term of office of all Preferred Directors then in office shall terminate immediately and the authorized number of directors shall be reduced by the number of Preferred Directors elected pursuant hereto. Any Preferred Director may be removed at any time, with or without cause, and any vacancy created thereby may be filled, only by the affirmative vote of the holders a majority of the shares of Designated Preferred Stock at the time outstanding voting separately as a class together with the holders of shares of Voting Parity Stock, to the extent the voting rights of such holders described above are then exercisable. If the office of any Preferred Director becomes vacant for any reason other than removal from office as aforesaid, the remaining Preferred Director may choose a successor who shall hold office for the unexpired term in respect of which such vacancy occurred.

(c) Class Voting Rights as to Particular Matters. So long as any shares of Designated Preferred Stock are outstanding, in addition to any other vote or consent of stockholders required by law or by the Charter, the vote or consent of the holders of at least 66 2/3% of the shares of Designated Preferred Stock at the time outstanding, voting as a separate class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

(i) Authorization of Senior Stock. Any amendment or alteration of the Certificate of Designations for the Designated Preferred Stock or the Charter to authorize or create or increase the authorized amount of, or any issuance of, any shares of, or any securities convertible into or exchangeable or exercisable for shares of, any class or series of capital stock of the Corporation ranking senior to Designated Preferred Stock with respect to either or both the payment of dividends and/or the distribution of assets on any liquidation, dissolution or winding up of the Corporation;

(ii) Amendment of Designated Preferred Stock. Any amendment, alteration or repeal of any provision of the Certificate of Designations for the Designated Preferred Stock or the Charter (including, unless no vote on such merger or consolidation is required by Section 7(c)(iii) below, any amendment, alteration or repeal by means of a merger, consolidation or otherwise) so as to adversely affect the rights, preferences, privileges or voting powers of the Designated Preferred Stock; or

(iii) Share Exchanges, Reclassifications, Mergers and Consolidations. Any consummation of a binding share exchange or reclassification involving the Designated Preferred Stock, or of a merger or consolidation of the Corporation with another corporation or other entity, unless in each case (x) the shares of Designated Preferred Stock remain outstanding or, in the case of any such merger or consolidation with respect to which the Corporation is not the surviving or resulting entity, are converted into or exchanged for preference securities of the surviving or resulting entity or its ultimate parent, and (y) such shares remaining outstanding or such preference securities, as the case may be, have such rights, preferences, privileges and voting powers, and limitations and restrictions thereof, taken as a whole, as are not materially less favorable to the holders thereof than the rights, preferences, privileges and voting powers, and limitations and restrictions thereof, of Designated Preferred Stock immediately prior to such consummation, taken as a whole;

provided, however, that for all purposes of this Section 7(c), any increase in the amount of the authorized Preferred Stock, including any increase in the authorized amount of Designated Preferred Stock necessary to satisfy preemptive or similar rights granted by the Corporation to other persons prior to the Signing Date, or the creation and issuance, or an increase in the authorized or issued amount, whether pursuant to preemptive or similar rights or otherwise, of any other series of Preferred Stock, or any securities convertible into or exchangeable or exercisable for any other series of Preferred Stock, ranking equally with and/or junior to Designated Preferred Stock with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and the distribution of assets upon liquidation, dissolution or winding up of the Corporation will not be deemed to adversely affect the rights, preferences, privileges or voting powers, and shall not require the affirmative vote or consent of, the holders of outstanding shares of the Designated Preferred Stock.

(d) Changes after Provision for Redemption. No vote or consent of the holders of Designated Preferred Stock shall be required pursuant to Section 7(c) above if, at or prior to the time when any such vote or consent would otherwise be required pursuant to such Section, all outstanding shares of the Designated Preferred Stock shall have been redeemed, or shall have been called for redemption upon proper notice and sufficient funds shall have been deposited in trust for such redemption, in each case pursuant to Section 5 above.

(e) Procedures for Voting and Consents. The rules and procedures for calling and conducting any meeting of the holders of Designated Preferred Stock (including, without limitation, the fixing of a record date in connection therewith), the solicitation and use of proxies at such a meeting, the obtaining of written consents and any other aspect or matter with regard to such a meeting or such consents shall be governed by any rules of the Board of Directors or any duly authorized committee of the Board of Directors, in its discretion, may adopt from time to time, which rules and procedures shall conform to the requirements of the Charter, the Bylaws, and applicable law and the rules of any national securities exchange or other trading facility on which Designated Preferred Stock is listed or traded at the time.

Section 8. Record Holders. To the fullest extent permitted by applicable law, the Corporation and the transfer agent for Designated Preferred Stock may deem and treat the record holder of any share of Designated Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor such transfer agent shall be affected by any notice to the contrary.

Section 9. Notices. All notices or communications in respect of Designated Preferred Stock shall be sufficiently given if given in writing and delivered in person or by first class mail, postage prepaid, or if given in such other manner as may be permitted in this Certificate of Designations, in the Charter or Bylaws or by applicable law. Notwithstanding the foregoing, if shares of Designated Preferred Stock are issued in book-entry form through The Depository Trust Corporation or any similar facility, such notices may be given to the holders of Designated Preferred Stock in any manner permitted by such facility.

Section 10. No Preemptive Rights. No share of Designated Preferred Stock shall have any rights of preemption whatsoever as to any securities of the Corporation, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated, issued or granted.

Section 11. Replacement Certificates. The Corporation shall replace any mutilated certificate at the holder’s expense upon surrender of that certificate to the Corporation. The Corporation shall replace certificates that become destroyed, stolen or lost at the holder’s expense upon delivery to the Corporation of reasonably satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be reasonably required by the Corporation.

Section 12. Other Rights. The shares of Designated Preferred Stock shall not have any rights, preferences, privileges or voting powers or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Charter or as provided by applicable law.

CERTIFICATE OF DESIGNATIONS

OF

10% MANDATORY CONVERTIBLE PREFERRED STOCK, SERIES B

OF

REGIONS FINANCIAL CORPORATION

Regions Financial Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), in accordance with the provisions of Sections 103 and 151 of the General Corporation Law of the State of Delaware, does hereby certify:

The board of directors of the Corporation (the “Board of Directors”), in accordance with the restated certificate of incorporation and amended and restated bylaws of the Corporation and applicable law, authorized the issuance and sale by the Corporation of shares of its preferred stock at a meeting duly convened and held on May 12, 2009 and authorized the formation of a Pricing Committee of the Board of Directors (the “Committee”), and pursuant to the authority conferred upon the Committee in accordance with Section 141(c) of the General Corporation Law of the State of Delaware and the resolutions of the Board of Directors, the Committee adopted the following resolution on May 26, 2009 creating a series of 287,500 shares of Preferred Stock of the Corporation designated as “10% Mandatory Convertible Preferred Stock, Series B”.

RESOLVED, that pursuant to the provisions of the restated certificate of incorporation and the amended and restated bylaws of the Corporation and applicable law, a series of Preferred Stock, par value $1.00 per share, of the Corporation be and hereby is created, and that the designation and number of shares of such series, and the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof, of the shares of such series, are as follows:

Section 1. Designation and Number of Shares. There is hereby created out of the authorized and unissued shares of Preferred Stock of the Corporation a series of Preferred Stock designated as the “10% Mandatory Convertible Preferred Stock, Series B” (the “Series B”). The authorized number of shares of Series B shall be 287,500. Each share of Series B shall be identical in all respects to every other share of Series B.

Section 2. Definitions. As used herein with respect to Series B:

(a) “Agent Members” shall have the meaning set forth in Section 22.

(b) “Applicable Market Value” means, except as provided in Section 12(e), the Average VWAP per share of Common Stock for the 20 consecutive Trading-Day period ending on the third Trading Day immediately preceding the Mandatory Conversion Date.

(c) “Average VWAP” means the average of the VWAP for each Trading Day in the relevant period.

(d) “Board of Directors” means the board of directors of the Corporation or, with respect to any action to be taken by such board of directors, any committee of the board of directors duly authorized to take such action.

(e) “Business Day” means any day except Saturday, Sunday and any day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close.

(f) “Bylaws” means the restated bylaws of the Corporation, as they may be amended from time to time.

(g) “Certificate of Designations” means this Certificate of Designations, as it may be amended from time to time.

(h) “Charter” means the Corporation’s restated certificate of incorporation, as it may be amended from time to time.

(i) “Common Stock” means the common stock, par value $0.01 per share, of the Corporation.

(j) “Conversion Date” shall have the meaning set forth in Section 9(a).

(k) “Conversion Rate” shall have the meaning set forth in Section 5(b).

(l) “Corporate Trust Office” means the principal corporate trust office of the Transfer Agent at which, at any particular time, its corporate trust business shall be administered.

(m) “Corporation” shall have the meaning set forth in the recitals.

(n) “Current Market Price” of the Common Stock on any day, means the Average VWAP of the Common Stock for the ten consecutive Trading-Day period ending on the earlier of the day in question and the day before the ex-date or other specified date with respect to the issuance or distribution requiring such computation, appropriately adjusted to take into account the occurrence during such period of any event described in clauses (i) through (v) of Section 12(a). For purposes of this definition, “ex-date” means the first date on which the shares of the Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive an issuance or distribution.

(o) “Depositary” means DTC or its nominee or any successor appointed by the Corporation.

(p) “Dividend Payment Date” means (i) the 15th calendar day of February, May, August and November of each year prior to the Mandatory Conversion Date and (ii) the Mandatory Conversion Date.

(q) “Dividend Period” means the period commencing on and including the a Dividend Payment Date (or, if no Dividend Payment Date has occurred, commencing on and including the Issue Date) and ending on and including the day immediately preceding the next succeeding Dividend Payment Date.

(r) “Dividend Reference Period” means (i) in the case of a payment of dividends upon a Mandatory Conversion, the five consecutive Trading Days ending on the second Trading Day immediately preceding the Mandatory Conversion Date, (ii) in the case of a payment of dividends upon an Optional Conversion, the five consecutive Trading Days commencing on the third Trading Day immediately following the date on which the Corporation receives a notice of conversion from the applicable Holder, and (iii) in the case of a payment of dividends upon a Fundamental Change Conversion or Early Conversion, the five consecutive Trading Days ending on the Trading Day immediately preceding the Effective Date.

(s) “Dividend Threshold Amount” means $0.01 per share, subject to adjustment on an inversely proportional basis whenever the Fixed Conversion Rates are adjusted, but no adjustment will be made to the Dividend Threshold Amount for any adjustment made to the Fixed Conversion Rates pursuant to clause (iv) of Section 12(a). For the avoidance of doubt, the Dividend Threshold Amount will be zero in the case of a cash dividend amount that is not a regular, quarterly dividend.

(t) “DTC” means The Depository Trust Company.

(u) “Early Conversion” shall have the meaning set forth in Section 8(a).

(v) “Early Conversion Date” shall have the meaning set forth in Section 8(b).

(w) “Effective Date” means (i), with respect to a Fundamental Change, the date upon which a Fundamental Change becomes effective, and (ii), in the event of an Early Conversion, the Early Conversion Date.

(x) “Electing Share” shall have the meaning set forth in Section 12(e).

(y) “Exchange Property” shall have the meaning set forth in Section 12(e).

(z) “Expiration Date” shall have the meaning set forth in clause (v) of Section 12(a).

(aa) “Fixed Conversion Rates” means, collectively, the Maximum Conversion Rate and the Minimum Conversion Rate.

(bb) a “Fundamental Change” will be deemed to have occurred if any of the following occurs:

(i)	a “person” or “group” within the meaning of Section 13(d) of the Exchange Act has become the direct or indirect “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, of the common equity of the Corporation representing more than 50% of the voting power of the common equity of the Corporation (other than in connection with a consolidation, merger or other transaction described in clause (ii) of this definition, in which case clause (ii) shall apply);

(ii)	the Corporation is involved in a consolidation with or merger into any other person, or any merger of another person into the Corporation, or any other transaction or series of related transactions (other than a merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of the Common Stock), in each case in which 90% or more of the Common Stock is exchanged for or converted into securities, cash or other property, 10% or more of which consists of securities, cash or other property that is not (or will not be immediately upon the effectiveness of such consolidation, merger or transaction) common equity of the surviving or continuing person which is listed on the New York Stock Exchange, the NASDAQ Global Select Market or the NASDAQ Global Market;

(iii)	the Common Stock ceases to be listed or quoted on the New York Stock Exchange, the NASDAQ Global Select Market or the NASDAQ Global Market (other than in connection with a consolidation, merger or other transaction described in clause (ii) of this definition, in which case clause (ii) shall apply); or

(iv)	the stockholders of the Corporation vote for the liquidation, dissolution or termination of the Corporation.

(cc) “Fundamental Change Conversion” shall have the meaning set forth in Section 7(a).

(dd) “Fundamental Change Conversion Date” means the effective date of any Fundamental Change Conversion of Series B pursuant to Section 7.

(ee) “Fundamental Change Conversion Notice” shall have the meaning set forth in Section 7(b).

(ff) “Fundamental Change Conversion Period” shall have the meaning set forth in Section 7(a).

(gg) “Fundamental Change Conversion Rate” means the Fundamental Change Conversion Rate set forth in the table below for the applicable Effective Date of a Fundamental Change and the applicable Stock Price (as such Stock Prices in the column headings for the table below are adjusted pursuant to Section 12):

	Stock Price on Effective Date
Effective Date	$ 1.00	$ 2.00	$ 3.00	$ 4.00	$ 4.40	$ 5.00	$ 7.50
5/27/2009	376.8849	302.0735	266.3344	250.0000	252.0815	253.9217	243.8962
8/15/2009	358.3930	293.6647	269.8095	250.0000	254.3686	250.5035	241.5881
11/15/2009	339.7630	285.5212	264.4964	250.0000	250.5944	247.1245	239.2663
2/15/2010	320.6322	277.5731	259.3894	250.0000	246.8459	243.7225	236.8667
5/15/2010	300.6929	269.8111	254.6055	250.0000	243.1111	240.2474	234.3233
8/15/2010	279.8448	262.4960	250.9067	250.0000	239.5533	236.6799	231.5452
11/15/2010	258.1203	254.0198	250.5492	250.0000	236.0683	231.8533	228.3381
12/15/2010	250.0000	250.0000	250.0000	250.0000	227.2727	227.2727	227.2727

	Stock Price on Effective Date
Effective Date	$ 10.00	$ 15.00	$ 20.00	$ 30.00	$ 50.00	$ 75.00	$ 100.00
5/27/2009	239.2664	234.9381	232.8546	230.7698	229.0564	228.1755	227.7295
8/15/2009	237.5581	233.8461	232.0650	230.2748	228.7996	228.0442	227.6633
11/15/2009	235.8344	232.7428	231.2640	229.7702	228.5406	227.9155	227.6016
2/15/2010	234.0469	231.5940	230.4242	229.2383	228.2688	227.7801	227.5355
5/15/2010	232.1560	230.3772	229.5304	228.6733	227.9807	227.6338	227.4603
8/15/2010	230.1489	229.1018	228.5984	228.0935	227.6893	227.4871	227.3861
11/15/2010	228.0433	227.7708	227.6346	227.4984	227.3895	227.3350	227.3077
12/15/2010	227.2727	227.2727	227.2727	227.2727	227.2727	227.2727	227.2727

If the Stock Price is between two stock price amounts (as such amount is adjusted from time to time) on the table or the Effective Date is between two dates on the table, the Fundamental Change Conversion Rate will be determined by straight-line interpolation between the Fundamental Change Conversion Rates set forth for the higher and lower stock price amounts and the two dates, as applicable, based on a 365-day year.

If the Stock Price is in excess of $100.00 per share (as such amount is adjusted from time to time), then the Fundamental Change Conversion Rate will be the Minimum Conversion Rate (as such amount is adjusted from time to time).

If the Stock Price is less than $1.00 per share (as such amount is adjusted from time to time) (the “Minimum Stock Price”), then the Fundamental Change Conversion Rate will be determined as if the Stock Price equaled the Minimum Stock Price, using the straight-line interpolation, as described herein, if the Effective Date is between two dates on the table.

For purposes of the foregoing, “Stock Price” means (i), in the case of a Fundamental Change described in clause (ii) of the definition of “Fundamental Change” in which the holders of Common Stock receive only cash in the Fundamental Change, the cash amount paid per share of Common Stock, and (ii) in the case of all other Fundamental Changes or in the event of an Early Conversion, the Average VWAP of the Common Stock over the five Trading-Day period ending on the Trading Day immediately preceding the Effective Date of the Fundamental Change.

(hh) “Global Preferred Share” shall have the meaning set forth in Section 22.

(ii) “Global Shares Legend” shall have the meaning set forth in Section 22.

(jj) “Holder” means the Person in whose name the shares of the Series B are registered, which may be treated by the Corporation and the Transfer Agent as the absolute owner of the shares of Series B for the purpose of making payment and settling conversions and for all other purposes.

(kk) “Initial Liquidation Preference” means $1,000.00 per share of Series B.

(ll) “Initial Price” shall have the meaning set forth in clause (ii) of Section 5(b).

(mm) “Issue Date” shall mean May 27, 2009, the original date of issuance of the Series B.

(nn) “Junior Stock” means the Common Stock and any other class or series of capital stock of the Corporation established after the Issue Date the terms of which do not expressly provide that such class or series ranks senior to or on a parity with the Series B as to dividend rights and/or as to rights upon liquidation, dissolution or winding up of the Corporation.

(oo) “Liquidation Preference” has the meaning set forth in Section 13(a).

(pp) “Mandatory Conversion” means a conversion pursuant to Section 5.

(qq) “Mandatory Conversion Date” means December 15, 2010.

(rr) “Market Disruption Event” means any of the following events has occurred: (i) any suspension of, or limitation imposed on, trading by the relevant exchange or quotation system during any period or periods aggregating one half-hour or longer and whether by reason of movements in price exceeding limits permitted by the relevant exchange or quotation system or otherwise relating to the Common Stock or in futures or option contracts relating to the Common Stock on the relevant exchange or quotation system, (ii) any event (other than a failure to open or a closure as described below) that disrupts or impairs the ability of market participants during any period or periods aggregating one half-hour or longer in general to effect transactions in, or obtain market values for, the Common Stock on the relevant exchange or quotation system or futures or options contracts relating to the Common Stock on any relevant exchange or quotation system, or (iii) the failure to open of the exchange or quotation system on which futures or options contracts relating to the Common Stock are traded or the closure of such exchange or quotation system prior to its respective scheduled closing time for the regular trading session on such day (without regard to after hours or other trading outside the regular trading session hours) unless such earlier closing time is announced by such exchange or quotation system at least one hour prior to the earlier of the actual closing time for the regular trading session on such day and the submission deadline for orders to be entered into such exchange or quotation system for execution at the actual closing time on such day.

(ss) “Maximum Conversion Rate” shall have the meaning set forth in clause (iii) of Section 5(b).

(tt) “Minimum Conversion Rate” shall have the meaning set forth in clause (i) of Section 5(b).

(uu) “Minimum Stock Price” shall have the meaning set forth in the definition of Fundamental Change Conversion Rate.

(vv) “Officer” means the Chairman of the Board of Directors, the Chief Executive Officer, the Chief Financial Officer, the President, any Vice President, the Treasurer, or the Secretary of the Corporation.

(ww) “Officers’ Certificate” means a certificate of the Corporation, signed by a duly authorized Officer and a duly authorized principal financial or accounting officer of the Corporation.

(xx) “Optional Conversion” shall have the meaning set forth in Section 6(a).

(yy) “Optional Conversion Date” shall have the meaning set forth in Section 6(e).

(zz) “Parity Stock” means the Fixed Rate Cumulative Perpetual Preferred Stock, Series A of the Corporation and any other class of capital stock or series of Preferred Stock of the Corporation established after the Issue Date, the terms of which expressly provide that such class or series will rank on a parity with the Series B as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Corporation (in each case without regard to whether dividends accrue cumulatively or non-cumulatively).

(aaa) “Person” means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company or trust.

(bbb) “Preferred Stock” means any and all series of preferred stock of the Corporation, including the Series B.

(ccc) “Record Date” means (i) with respect to payment of dividends on the Series B, the 15th calendar day immediately preceding the relevant Dividend Payment Date or such other record date fixed by the Board of Directors that is not more than 60 nor less than 10 days prior to such Dividend Payment Date, and (ii) for purpose of an adjustment to a conversion rate pursuant to Section 12, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of holders of the Common Stock entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

(ddd) “Record Holder” means, as to any day, the Holder of record of the Series B as they appear on the stock register of the Corporation at the close of business on such day.

(eee) “Registrar” means the Transfer Agent.

(fff) “Reorganization Event” shall have the meaning set forth in Section 12(e).

(ggg) “Series B” shall have the meaning set forth in Section 1.

(hhh) “Share Cap” shall have the meaning set forth in Section 4(h).

(iii) “Share Dilution Amount” means the increase in the number of diluted shares outstanding (determined in accordance with generally accepted accounting principles in the United States, and as measured from the date of the Corporation’s consolidated financial statements most recently filed with the Securities and Exchange Commission prior to the Issue Date) resulting from the grant, vesting or exercise of equity-based compensation to employees and equitably adjusted for any stock split, stock dividend, reverse stock split, reclassification or similar transaction.

(jjj) “Spin-Off” shall have the meaning set forth in clause (iii) of Section 12(a).

(kkk) “Threshold Appreciation Price” shall have the meaning set forth in clause (i) of Section 5(b).

(lll) “Trading Day” means any day on which (i) there is no Market Disruption Event and (ii) the New York Stock Exchange is open for trading, or, if the Common Stock (or any other securities, cash or other property into which the Series B becomes convertible in connection with any Reorganization Event) is not listed on the New York Stock Exchange, any day on which the principal national securities exchange on which the Common Stock (or such other property) is listed is open for trading, or, if the Common Stock (or such other property) is not listed on a national securities exchange, any Business Day. A “Trading Day” only includes those days that have a scheduled closing time of 4:00 p.m. (New York City time) or the then standard closing time for regular trading on the relevant exchange or trading system.

(mmm) “Transfer Agent” means Computershare Investor Services LLC, subject to the appointment of a successor transfer agent as provided in Section 21.

(nnn) “U.S. Alien Holder” means a Holder that is not treated as a United States person for U.S. federal income tax purposes as defined under Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended from time to time.

(ooo) “VWAP” means, for purposes of determining the Conversion Rate, on any Trading Day, the volume weighted average price per share of the Common Stock as displayed on Bloomberg (or any successor service) page RF <Equity> AQR in respect of the period from 9:30 a.m. to 4:00 p.m., New York City time, on such Trading Date; or, if such price is not available, the market value per share of Common Stock on such Trading Day as determined by a nationally recognized independent investment banking firm retained by the Corporation for such purpose.

Section 3. Dividends.

(a) Holders of shares of outstanding Series B shall be entitled to receive, when, as and if declared by the Board of Directors out of funds of the Corporation legally available therefor, cumulative dividends at the rate per annum of 10.00% per share on the Initial Liquidation Preference (equivalent to $100.00 per annum per share), payable quarterly on each Dividend Payment Date through November 15, 2010, commencing August 15, 2009, and on December 15, 2010, in arrears. Dividends shall accumulate from the most recent date as to which dividends shall have been paid or, if no dividends have been paid, from the Issue Date, whether or not in any Dividend Period or Periods there have been funds of the Corporation legally available for the payment of such dividends and shall accrue, whether or not earned or declared, from and after the Issue Date. Dividends will be payable on a Dividend Payment Date to Holders that are Record Holders with respect to such Dividend Payment Date, but only to the extent a dividend has been declared to be payable on such Dividend Payment Date. If any Dividend Payment Date is not a Business Day, the dividend payable on such date shall be paid on the next Business Day without adjustment. Accumulations of dividends on shares of Series B shall not bear interest. Dividends payable for any period other than a full Dividend Period (based on the number of days elapsed during the period) shall be computed on the basis of days elapsed over a 360-day year consisting of twelve 30-day months.

(b) No dividend shall be declared or paid upon, or any sum set apart for the payment of dividends upon, any outstanding share of the Series B with respect to any Dividend Period unless all dividends for all preceding Dividend Periods shall have been declared and paid or declared and a sufficient sum or number of shares of Common Stock shall have been set apart for the payment of such dividends, upon all outstanding shares of Series B.

(c) Holders of shares of Series B shall not be entitled to any dividends on the Series B, whether payable in cash, property or stock, in excess of full cumulative dividends. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series B which may be in arrears.

(d) So long as any share of Series B remains outstanding, no dividend or distribution shall be declared or paid on the Common Stock or any other shares of Junior Stock (other than dividends payable solely in shares of Common Stock) or Parity Stock, subject to this Section 3(d) in the case of Parity Stock, and no Common Stock, Junior Stock or Parity Stock shall be, directly or indirectly, purchased, redeemed or otherwise acquired for consideration by the Corporation or any of its subsidiaries unless all accrued and unpaid dividends for all past Dividend Periods, including the latest completed Dividend Period (including, if applicable, dividends on such amounts), on all outstanding shares of Series B have been or are contemporaneously declared and paid in full (or have been declared and a sum sufficient for the payment thereof has been set aside for the benefit of the Holders of shares of Series B on the applicable Record Date). The foregoing limitation shall not apply to (i) redemptions, purchases or other acquisitions of shares of Common Stock or other Junior Stock in connection with the administration of any employee benefit plan in the ordinary course of business (including purchases to offset the Share Dilution Amount (as defined below) pursuant to a publicly announced repurchase plan) and consistent with past practice, provided that any purchases to offset the Share Dilution Amount shall in no event exceed the Share Dilution Amount; (ii) purchases or other acquisitions by any broker-dealer subsidiary of the Corporation solely for the purpose of market-making, stabilization or customer facilitation transactions in Junior Stock or Parity Stock in the ordinary course of its business; (iii) purchases by any broker-dealer subsidiary of the Corporation of capital stock of the Corporation for resale pursuant to an offering by the Corporation of such capital stock underwritten by such broker-dealer subsidiary; (iv) any dividends or distributions of rights or Junior Stock in connection with a shareholders’ rights plan or any redemption or repurchase of rights pursuant to any shareholders’ rights plan; (v) the acquisition by the Corporation or any of its subsidiaries of record ownership in Junior Stock or Parity Stock for the beneficial ownership of any other persons (other than for the beneficial ownership by the Corporation or any of its subsidiaries), including as trustees or custodians; and (vi) the exchange or conversion of Junior Stock for or into other Junior Stock or of Parity Stock for or into other Parity Stock (with the same or lesser aggregate liquidation amount) or Junior Stock, in each case, solely to the extent required pursuant to binding contractual agreements entered into prior to the Issue Date or any subsequent agreement for the accelerated exercise, settlement or exchange thereof for Common Stock.

When dividends are not paid (or declared and a sum sufficient for payment thereof set aside for the benefit of the Holders thereof on the applicable Record Date) on any Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within a Dividend Period related to such Dividend Payment Date) in full upon Series B and any shares of Parity Stock, all dividends declared on Series B and all such Parity Stock and payable on such Dividend Payment Date (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within the Dividend Period related to such Dividend Payment Date) shall be declared pro rata so that the respective amounts of such dividends declared shall bear the same ratio to each other as all accrued and unpaid dividends per share on the shares of Series B and all Parity Stock payable on such Dividend Payment Date (including, if applicable, dividends on such amount) (or, in the case of Parity Stock having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within the Dividend Period related to such Dividend Payment Date) (subject to their having been declared by the Board of Directors out of legally available funds and including, in the case of Parity Stock that bears cumulative dividends, all accrued but unpaid dividends) bear to each other. If the Board of Directors determines not to pay any dividend or a full dividend on a Dividend Payment Date, the Corporation will provide written notice to the Holders of Series B prior to such Dividend Payment Date.

Subject to the foregoing, and not otherwise, such dividends (payable in cash, securities or other property) as may be determined by the Board of Directors may be declared and paid on any securities of the Corporation, including Common Stock and other Junior Stock, from time to time out of any funds legally available for such payment, and Holders shall not be entitled to participate in any such dividends.

Section 4. Method of Payment of Dividends.

(a) All dividends on the Series B, whether or not for a current Dividend Period or any prior Dividend Period, paid prior to any conversion of the Series B shall be made in cash.

(b) All dividends on the Series B payable in connection with the payment of accrued and unpaid dividends upon an Early Conversion or a Fundamental Change Conversion shall be paid by delivery of Common Stock.

(c) All dividends (or any portion of any dividend) on the Series B (including accrued and unpaid dividends) payable upon a Mandatory Conversion or an Optional Conversion may be paid, as determined in the Corporation’s sole discretion:

(i) in cash;

(ii) by delivery of shares of Common Stock; or

(iii) through any combination of cash and Common Stock.

(d) Common Stock issued in payment or partial payment of a dividend shall be valued for such purpose at 97% of the Average VWAP per share of Common Stock for the five Trading Days during the applicable Dividend Reference Period.

(e) If the Corporation elects to make all or any portion of the dividend payments payable upon a Mandatory Conversion or an Optional Conversion in Common Stock pursuant to Section 4(c), the Corporation shall give notice to Holders thereof of such election and the portion of such payment that shall be made in cash and the portion of such payment that shall be made in Common Stock no later than 10 Trading Days prior to the Mandatory Conversion Date and the Corporation shall deliver shares of the Common Stock and cash, if applicable, in respect of such payment on December 15, 2010 (or, in the case of any dividend paid pursuant to Section 6(f), in compliance with the notification requirements set forth in Section 6(f)). If the Corporation does not provide notice of its election to pay any dividend, or a portion thereof, upon the conversion of the Mandatory Convertible Preferred Stock pursuant to this Section 4(e) or Section 6(f) in Common Stock, the Corporation will pay such dividend entirely in cash.

(f) In respect of any shares of Common Stock issued in payment or partial payment of a dividend to a U.S. Alien Holder, the Corporation may, in lieu of delivering all such shares of Common Stock to such U.S. Alien Holder, withhold and sell (or direct the Transfer Agent or any paying agent on behalf of the Corporation to withhold and sell) such number of shares of Common Stock as the Corporation deems necessary, to result in proceeds from such sale (after deduction of customary commissions, which shall be for the account of such U.S. Alien Holder) to pay all or any part of any U.S. withholding tax obligation that the Corporation has (as determined by it in its sole discretion) in respect of the payment or partial payment of such dividend of shares of Common Stock to such U.S. Alien Holder.

(g) Subject to Section 11, no fractional shares of Common Stock shall be delivered to Holders in payment or partial payment of a dividend.

(h) Notwithstanding the foregoing, in no event shall the number of shares of Common Stock delivered upon conversion of the Series B (including dividends paid in shares of Common Stock pursuant to this Section 4 or Section 6(f)) exceed an amount equal to the product of (i) 1.6 and (ii) the Maximum Conversion Rate, subject to adjustment in the same manner as each Fixed Conversion Rate as set forth in Section 12 (the “Share Cap”). To the extent the Corporation delivers the maximum number of whole shares of Common Stock equal to the Share Cap on the Series B with respect to which the Corporation has notified the Holder that such dividends would be paid in shares of Common Stock in accordance with Section 4(e) or Section 6(f), the Corporation shall be deemed to have paid in full such amount of accrued and unpaid dividends on such Series B. However, in the Corporation’s sole discretion, the Corporation may elect to pay any such deficiency resulting from the Share Cap in cash.

Section 5. Mandatory Conversion on the Mandatory Conversion Date.

(a) Each share of Series B shall automatically convert (unless previously converted in an Optional Conversion, Early Conversion or Fundamental Change Conversion) on the Mandatory Conversion Date into a number of shares of Common Stock equal to the Conversion Rate.

(b) The “Conversion Rate” shall be as follows:

(i)	if the Applicable Market Value of the Common Stock is equal to or greater than $4.40 (the “Threshold Appreciation Price”), then the Conversion Rate shall be equal to 227.2727 shares of Common Stock per share of Series B (the “Minimum Conversion Rate”);

(ii)	if the Applicable Market Value of the Common Stock is less than the Threshold Appreciation Price but greater than $4.00 (the “Initial Price”), then the Conversion Rate shall be equal to $1,000.00 divided by the Applicable Market Value of the Common Stock; or

(iii)	if the Applicable Market Value of the Common Stock is less than or equal to the Initial Price, then the Conversion Rate shall be equal to 250.0000 shares of Common Stock per share of Series B (the “Maximum Conversion Rate”).

(c) The Minimum Conversion Rate, the Maximum Conversion Rate, the Threshold Appreciation Price and the Initial Price are each subject to adjustment in accordance with the provisions of Section 12.

(d) The Holders of Series B on the Mandatory Conversion Date shall have the right to receive an amount equal to all accrued and unpaid dividends on the Series B (in the manner provided in Section 4; provided that if the Corporation elects to pay any accrued and unpaid dividends through the issuance of additional shares of Common Stock, the Corporation shall have provided the Holders of the Series B notice of any such election and the portion of such payment that will be made in Common Stock 10 Trading Days prior to the Mandatory Conversion Date, and the Corporation shall deliver shares of Common Stock and cash, if applicable, in respect of such payment on the Mandatory Conversion Date), whether or not declared prior to that date, for the Dividend Period ending immediately prior to the Mandatory Conversion Date and all prior Dividend Periods (other than previously declared dividends on the Series B payable to Record Holders as of a prior date), provided that the Corporation is legally permitted to pay such dividends at such time.

Section 6. Optional Conversion at the Option of the Holder.

(a) Other than during the Fundamental Change Conversion Period, shares of the Series B are convertible, in whole or in part, at the option of the Holder thereof (“Optional Conversion”) at any time prior to the Mandatory Conversion Date, into shares of Common Stock at the Minimum Conversion Rate, subject to adjustment as set forth in Section 12.

(b) Any written notice of conversion pursuant to this Section 6 shall be duly executed by the Holder, and specify:

(i)	the number of shares of Series B to be converted;

(ii)	the name(s) in which such Holder desires the shares of Common Stock issuable upon conversion to be registered; and

(iii)	any other transfer forms, tax forms or other relevant documentation required and specified by the Transfer Agent, if necessary, to effect the conversion.

(c) If specified by the Holder in the notice of conversion that shares of Common Stock issuable upon conversion of the Series B shall be issued to a person other than the Holder surrendering the shares of Series B being converted, then the Holder shall pay or cause to be paid any transfer or similar taxes payable in connection with the shares of Common Stock so issued.

(d) Upon receipt by the Transfer Agent of a completed and duly executed notice of conversion as set forth in Section 6(b), compliance with Section 6(c), if applicable, and surrender of a certificate representing share(s) of Series B to be converted (if held in certificated form), the Corporation shall, within three Business Days or as soon as possible thereafter (except in the case of shares of Common Stock issued pursuant to Section 6(f)), issue and shall instruct the Transfer Agent to register the number of shares of Common Stock to which such Holder shall be entitled upon conversion in the name(s) specified by such Holder in the notice of conversion. In the event that there shall have been surrendered a certificate or certificates representing shares of Series B, only part of which are to be converted, the Corporation shall issue and deliver to such Holder or such Holder’s designee in the manner provided in the immediately preceding sentence a new certificate or certificates representing the number of shares of Series B that shall not have been converted.

(e) The issuance by the Corporation of shares of Common Stock upon a conversion of shares of Series B in accordance with the terms hereof shall be deemed effective immediately prior to the close of business on the day (the “Optional Conversion Date”) of receipt by the Transfer Agent of the notice of conversion and other documents, if any, set forth in Section 6(b), compliance with Section 6(c), if applicable, and the surrender by such Holder or such Holder’s designee of the certificate or certificates representing the shares of Series B to be converted (if held in certificated form), duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto).

(f) Subject to Section 6(g), a Holder of a share of Series B on the Optional Conversion Date with respect to such share shall have the right, subject to the Share Cap, to receive all accrued and unpaid dividends (in the manner provided in Section 4); provided that if the Corporation elects to pay any accrued and unpaid dividends through the issuance of additional shares of Common Stock, the Corporation shall have provided the Holder of the Series B being converted notice of any such election and the portion of such payment that will be made in Common Stock not later than two Trading Days after the Optional Conversion Date, and the Corporation shall deliver shares of Common Stock and cash, if applicable, in respect of such payment no later than the eighth Trading Day following the Optional Conversion Date), whether or not declared prior to that date, for the portion of the then-current Dividend Period until the Optional Conversion Date and for all prior Dividend Periods ending on or prior to the Dividend Payment Date immediately preceding the Optional Conversion Date (other than previously declared dividends on the Series B payable to Record Holders as of a prior date), provided that the Corporation is then legally permitted to pay such dividends. Except as described above, upon any optional conversion of the Series B, the Corporation shall make no payment or allowance for unpaid dividends on the Series B.

(g) Notwithstanding Section 6(f), in the case of a conversion that occurs during the period from 5:00 p.m., New York City time, on a Record Date for any dividend to 9:00 a.m., New York City time, on the following Dividend Payment Date:

(i)	the Record Holder of the converted share(s) of Series B on such Record Date will receive such dividend on such Dividend Payment Date;

(ii)	the Holder who delivers such share(s) of Series B for conversion will receive any accrued and unpaid dividends on such share(s), as described in Section 6(f), for all prior Dividend Periods ending on or prior to the next preceding Dividend Payment Date but, subject to clause (i) above, shall not be entitled to receive any accrued dividends for the portion of the then-current dividend period until the Optional Conversion Date; and

(iii)	share(s) of Series B surrendered for conversion during such period must be accompanied by an amount in cash equal to (i) the dividend payable on the following Dividend Payment Date with respect to the share(s) so converted, minus (ii) the amount of accrued dividends for the portion of the then-current dividend period until the Optional Conversion Date.

Section 7. Fundamental Change Conversion.

(a) In the event of a Fundamental Change occurring prior to the Mandatory Conversion Date, the Holders of the Series B shall have the right to convert their shares of Series B during a period (the “Fundamental Change Conversion Period”) that begins on the Effective Date of such Fundamental Change and ends on a date that is the earlier of (i) the Mandatory Conversion Date and (ii) the date that is 20 days after the Effective Date (such right of the Holders to convert their shares pursuant to this Section 7(a) being the “Fundamental Change Conversion”) at the Fundamental Change Conversion Rate.

(b) To the extent practicable, at least 20 Business Days prior to the date on which the Corporation anticipates consummating the Fundamental Change (but in any event not later than two Business Days following the Corporation becoming aware of the occurrence of a Fundamental Change), a written notice (the “Fundamental Change Conversion Notice”) shall be sent by or on behalf of the Corporation, by first-class mail, postage prepaid, to the Record Holders as they appear on the stock register of the Corporation. Such notice shall contain:

(i)	the date on which the Fundamental Change is anticipated to be effected;

(ii)	(A) the first date, which shall be the Effective Date of such Fundamental Change, on which the Fundamental Change Conversion right may be exercised and (B) the date, which shall be the earlier of (i) the Mandatory Conversion Date and (ii) 20 days after the Effective Date of the Fundamental Change, by which the Fundamental Change Conversion right must be exercised; and

(iii)	the instructions a Holder must follow to exercise the Fundamental Change Conversion right, if any, in connection with such Fundamental Change.

(c) A Holder who converts shares of Series B pursuant to this Section 7 shall also have the right, subject to the Share Cap, to receive all accrued and unpaid dividends (in the manner provided in Section 4), payable in shares of Common Stock, for the portion of the then-current Dividend Period until the Fundamental Change Conversion Date and for all prior Dividend Periods ending on or prior to the Dividend Payment Date immediately preceding the Fundamental Change Conversion Date (other than previously declared dividends on the Series B payable to Record Holders as of a prior date), provided that the Corporation is then legally permitted to pay such dividends.

(d) To convert shares of Series B pursuant to this Section 7, a Holder shall deliver to the Transfer Agent at its Corporate Trust Office, no earlier than the Effective Date of the Fundamental Change, and no later than 5:00 p.m., New York City time on or before the date by which the Fundamental Change Conversion right must be exercised as specified in the notice, the certificate(s) (if such shares are held in certificated form) evidencing the shares of Series B which such Holder is requesting to convert, duly assigned or endorsed for transfer to the Corporation, or accompanied by duly executed stock powers relating thereto, or in blank, with a written notice to the Corporation stating the Holder’s intention to convert early in connection with the Fundamental Change containing the information set forth in Section 6(b) and providing the Corporation with payment instructions.

(e) To the extent that a Fundamental Change occurs which event also constitutes a Reorganization Event, then, in lieu of shares of Common Stock otherwise deliverable upon a conversion, the Corporation shall deliver securities, cash and/or other property as contemplated by Section 12(e). To the extent a Holder does not convert its shares of Series B pursuant to this Section 7 and a Reorganization Event has occurred, in lieu of shares of Common Stock, the Corporation shall deliver to such Holder on the Mandatory Conversion Date, an Optional Conversion Date or Early Conversion Date, such cash, securities and other property as determined in accordance with Section 12(e).

(f) Upon a Fundamental Change Conversion, the Transfer Agent shall, in accordance with the instructions provided by the Holder thereof in the written notice provided to the Corporation as set forth above, deliver to the Holder such cash and securities issuable upon such Fundamental Change Conversion, together with payment of cash in lieu of any fraction of a share, as provided in Section 11. Such delivery shall take place upon, and only to the extent of, the consummation of such Fundamental Change Conversion.

(g) In the event that a Fundamental Change Conversion is effected with respect to shares of Series B representing less than all the shares of Series B held by a Holder, upon such Fundamental Change Conversion, the Corporation shall execute and the Transfer Agent shall countersign and deliver to the Holder thereof, at the expense of the Corporation, a certificate evidencing the shares of Series B as to which Fundamental Change Conversion was not effected.

Section 8. Early Conversion at the Option of the Corporation.

(a) At any time prior to the Mandatory Conversion Date, shares of the Series B are convertible, in whole or in part, at the option of the Corporation (an “Early Conversion”), into shares of Common Stock at the Fundamental Change Conversion Rate.

(b) No more than 60 days prior to the Early Conversion Date and no less than 45 days prior to the Early Conversion Date, (i) a written notice (the “Early Conversion Notice”) shall be sent by or on behalf of the Corporation, by first-class mail, postage prepaid, to the Record Holders as they appear on the stock register of the Corporation, (ii) a press release shall be issued by the Corporation and (iii) the Corporation shall disclose on its website (http://www.regions.com, or a successor website) its exercise of the Early Conversion right. Such notice, press release and website disclosure shall contain:

(i)	the date on which the Early Conversion is to be effected (the “Early Conversion Date”); and

(ii)	the aggregate number of shares of Series B with respect to which the Corporation is exercising its Early Conversion right pursuant to this Section 8.

(c) If the Corporation exercises its Early Conversion right pursuant to this Section 8 to convert less than all outstanding shares of Series B, the Corporation must select the particular shares to be converted (i) by lot, on a pro rata basis or by any other method the Corporation deems fair and appropriate or (ii) if the shares of Series B are in issued in the form of Global Preferred Shares, by a method in accordance with the procedures of DTC, but only if such method is not prohibited by the rules of any stock exchange or quotation association on which the Series B is then traded or quoted.

(d) In the event of any Early Conversion, the Corporation shall not be required to (i) issue, register the transfer of, or exchange any shares of the Series B during a period beginning at the opening of business 15 days before the day of selection for conversion and ending at the close of business on the day of mailing of the Early Conversion Notice or (ii) transfer or exchange any shares of Series B so selected, except, in the case of any shares of Series B being converted in part, any portion thereof not to be converted.

(e) A Holder of a share of Series B on the Early Conversion Date with respect to such share shall have the right, subject to the Share Cap, to receive all accrued and unpaid dividends (in the manner provided in Section 4), payable in shares of Common Stock, for the portion of the then-current Dividend Period until the Early Conversion Date and for all prior Dividend Periods ending on or prior to the Dividend Payment Date immediately preceding the Early Conversion Date (other than previously declared dividends on the Series B payable to Record Holders as of a prior date), provided that the Corporation is then legally permitted to pay such dividends.

Section 9. Conversion Procedures.

(a) On the Mandatory Conversion Date, the Fundamental Change Conversion Date or any Optional Conversion Date or Early Conversion Date (each, a “Conversion Date”), dividends on any shares of Series B converted to Common Stock shall cease to accrue and cumulate, and such shares of Series B shall cease to be outstanding, in each case, subject to the right of Holders of such shares to receive shares of Common Stock into which such shares of Series B are convertible and any accrued and unpaid dividends on such shares to which they are otherwise entitled pursuant to Section 5, Section 6, Section 7 or Section 8, as applicable.

(b) The person or persons entitled to receive the Common Stock issuable upon any such conversion shall be treated for all purposes as the record holder(s) of such shares of Common Stock as of the close of business on the applicable Conversion Date. No allowance or adjustment, except as set forth in Section 12, shall be made in respect of dividends payable to holders of Common Stock of record as of any date prior to such applicable Conversion Date. Prior to such applicable Conversion Date, shares of Common Stock issuable upon conversion of any shares of Series B shall not be deemed outstanding for any purpose, and Holders of shares of Series B shall have no rights with respect to the Common Stock (including voting rights, rights to respond to tender offers for the Common Stock and rights to receive any dividends or other distributions on the Common Stock) by virtue of holding shares of Series B.

(c) Shares of Series B duly converted in accordance herewith, or otherwise reacquired by the Corporation, shall resume the status of authorized and unissued Preferred Stock, undesignated as to series and available for future issuance (provided that any such cancelled shares of Series B may be reissued only as shares of any series of Preferred Stock other than Series B).

(d) In the event that a Holder of shares of Series B shall not by written notice designate the name in which shares of Common Stock to be issued upon conversion of such Series B should be registered, the Corporation shall be entitled to register such shares, and make such payment, in the name of the Holder of such Series B as shown on the records of the Corporation. In the case of a Mandatory Conversion, in the event that shares of the Preferred Stock are then held in certificated form, in the event that a Holder of Series B shall not by written notice to the Company elect to receive shares of Common Stock deliverable upon such Mandatory Conversion in certificated form, the name in which such shares should be registered and the address to which the certificate or certificates representing such shares of Common Stock should be sent, the Corporation shall be entitled to register such shares, and make such payment, in book-entry form, in the name of the Holder of such Series B as shown on the records of the Corporation.

Section 10. Reservation of Common Stock.

(a) The Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock or shares held in the treasury of the Corporation, solely for issuance upon the conversion of shares of Series B as herein provided, free from any preemptive or other similar rights, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the shares of Series B then outstanding. For purposes of this Section 10(a), the number of shares of Common Stock that shall be deliverable upon the conversion of all outstanding shares of Series B shall be computed as if at the time of computation all such outstanding shares were held by a single Holder.

(b) Notwithstanding the foregoing, the Corporation shall be entitled to deliver upon conversion of shares of Series B, as herein provided, shares of Common Stock reacquired and held in the treasury of the Corporation (in lieu of the issuance of authorized and unissued shares of Common Stock), so long as any such treasury shares are free and clear of all liens, charges, security interests or encumbrances (other than liens, charges, security interests and other encumbrances created by the Holders).

(c) All shares of Common Stock delivered upon conversion of the Series B shall be duly authorized, validly issued, fully paid and non-assessable, free and clear of all liens, claims, security interests and other encumbrances (other than liens, charges, security interests and other encumbrances created by the Holders),

(d) Prior to the delivery of any securities that the Corporation shall be obligated to deliver upon conversion of the Series B, the Corporation shall use its reasonable best efforts to comply with all federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority.

(e) The Corporation hereby covenants and agrees that, if at any time the Common Stock shall be listed on the New York Stock Exchange or any other national securities exchange or automated quotation system, the Corporation shall, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, all Common Stock issuable upon conversion of the Series B; provided, however, that if the rules of such exchange or automated quotation system permit the Corporation to defer the listing of such Common Stock until the first conversion of Series B into Common Stock in accordance with the provisions hereof, the Corporation covenants to list such Common Stock issuable upon conversion of the Series B in accordance with the requirements of such exchange or automated quotation system at such time.

Section 11. Fractional Shares.

(a) No fractional shares of Common Stock shall be issued as a result of any conversion of shares of Series B or as a result of any payment of dividends on the Series B in shares of Common Stock.

(b) In lieu of any fractional share of Common Stock otherwise issuable in respect of any Mandatory Conversion, Optional Conversion, Fundamental Change Conversion or Early Conversion or as a result of the election of the Corporation to pay a dividend in shares of Common Stock in accordance with Section 4, the Corporation shall at its option either (i) issue to such Holder an amount of shares rounded up to the next whole share of Common Stock or (ii) pay an amount in cash (computed to the nearest cent) equal to the same fraction of the Average VWAP of the Common Stock on the Trading Day preceding the Conversion Date.

(c) If more than one share of the Series B is surrendered for conversion at one time by or for the same Holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of the Series B so surrendered. If the Corporation pays dividends in Common Stock on more than one share of the Series B held at any one time by or for the same Holder, the number of full shares of Common Stock payable in connection with such dividend shall be computed on the basis of the aggregate number of shares of the Series B so held.

Section 12. Anti-Dilution Adjustments to the Fixed Conversion Rates.

(a)	Each Fixed Conversion Rate shall be adjusted from time to time as follows:

(i)	If the Corporation issues Common Stock as a dividend or distribution on the Common Stock to all holders of the Common Stock (other than in connection with a Reorganization Event), or if the Corporation effects a share split or share combination of the Common Stock, each Fixed Conversion Rate will be adjusted based on the following formula:

CR1	=	CR0 × [OS1 / OS0]

where:

CR0	=	the Fixed Conversion Rate in effect at the close of business on the Record Date

CR1	=	the new Fixed Conversion Rate in effect immediately after the Record Date

OS0	=	the number of shares of Common Stock outstanding at the close of business on the Record Date prior to giving effect to such event

OS1	=	the number of shares of Common Stock that would be outstanding immediately after, and solely as a result of, such event.

Any adjustment made pursuant to this clause (i) shall become effective on the date that is immediately after (x) the Record Date or (y) the date on which such split or combination becomes effective, as applicable. If any dividend or distribution described in this clause (i) is declared but not so paid or made, each new Fixed Conversion Rate shall be readjusted to the Fixed Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

(ii)	If the Corporation issues to all holders of the Common Stock any rights, warrants, options or other securities (other than rights issued pursuant to a shareholder rights plan or rights or warrants issued in connection with a Reorganization Event) entitling them for a period of not more than 60 days after the date of issuance thereof to subscribe for or purchase shares of Common Stock, or if the Corporation issues to all holders of Common Stock securities convertible into Common Stock for a period of not more than 60 days after the date of issuance thereof, in either case at an exercise price per share of Common Stock or a conversion price per share of Common Stock less than the Current Market Price of the Common Stock on the Record Date, each Fixed Conversion Rate will be adjusted based on the following formula:

CR1	=	CR0 × [(OS0 + X) / (OS0 + Y)]

where:

CR0	=	the Fixed Conversion Rate in effect at the close of business on the Record Date

CR1	=	the new Fixed Conversion Rate in effect immediately after the Record Date

OS0	=	the number of shares of Common Stock outstanding at the close of business on the Record Date

X	=	the total number of shares of Common Stock issuable pursuant to such rights, warrants, options, other securities or convertible securities (or upon conversion of such securities)

Y	=	the number of shares of Common Stock equal to the quotient of (A) the aggregate price payable to exercise such rights, warrants, options, other securities (or the conversion price for such securities paid upon conversion) and (B) the Average VWAP of the Common Stock for the 10 consecutive Trading-Day period prior to the Trading Day immediately preceding the date of announcement for the issuance of such rights, warrants, options, other securities or convertible securities.

For purposes of this clause (ii), in determining whether any rights, warrants, options, other securities or convertible securities entitle the holders to subscribe for or purchase, or exercise a conversion right for, Common Stock at less than the applicable Average VWAP of the Common Stock on the applicable date, and in determining the aggregate exercise or conversion price payable for such Common Stock, there shall be taken into account any consideration the Corporation receives for such rights, warrants, options, other securities or convertible securities and any amount payable on exercise or conversion thereof, with the value of such consideration, if other than cash, to be determined in good faith by the Board of Directors. If any right, warrant, option, other security or convertible security described in this clause (ii) is not exercised or converted prior to the expiration of the exercisability or convertibility thereof, the new Fixed Conversion Rate shall be readjusted to the Fixed Conversion Rate that would then be in effect if such right, warrant, option, other security or convertible security had not been so issued.

Any adjustment made pursuant to this clause (ii) shall become effective on the date that is immediately after the Record Date.

(iii)	(A) If the Corporation distributes capital stock (other than Common Stock), evidences of indebtedness or other assets or property of the Corporation to all holders of the Common Stock, excluding:

(x)	dividends, distributions, rights, warrants, options, other securities or convertible securities referred to in clause (i) or (ii) above,

(y)	dividends or distributions paid exclusively in cash, and

(z)	Spin-Offs,

then each Fixed Conversion Rate will be adjusted based on the following formula:

CR1	=	CR0 × [SP0 / (SP0 - FMV)]

where:

CR0	=	the Fixed Conversion Rate in effect at the close of business on the Record Date

CR1	=	the new Fixed Conversion Rate in effect immediately after the Record Date

SP0	=	the Current Market Price of the Common Stock on the Record Date

FMV	=	the fair market value (as determined in good faith by the Board of Directors) of the capital stock, evidences of indebtedness, assets or property distributed with respect to each outstanding share of Common Stock on the Record Date.

An adjustment to each Fixed Conversion Rate made pursuant to this clause (iii)(A) shall be made successively whenever any such distribution is made and shall become effective on the Record Date.

(B)	If the Corporation distributes to all holders of the Common Stock capital stock of any class or series, or similar equity interest, of or relating to a subsidiary or other business unit of the Corporation (a “Spin-Off”), each Fixed Conversion Rate will be adjusted based on the following formula:

CR1	=	CR0 × [(FMV0 + MP0) / MP0]

where:

CR0	=	the Fixed Conversion Rate in effect at the close of business on the Record Date

CR1	=	the new Fixed Conversion Rate in effect immediately after the Record Date

FMV0	=	the average volume weighted average price of the capital stock or similar equity interest distributed to holders of the Common Stock applicable to one share of Common Stock for the 10 consecutive Trading-Day period commencing on, and including, the third Trading Day after the date on which “ex-distribution trading” commences for such dividend or distribution with respect to the Common Stock on the New York Stock Exchange or such other national or regional exchange or association or over-the-counter market or if not so traded or quoted, the fair market value (as determined in good faith by the Board of Directors) of the capital stock or similar equity interests distributed to holders of the Common Stock applicable to one share of the Common Stock

MP0	=	the Average VWAP of the Common Stock for the 10 consecutive Trading-Day period commencing on, and including, the third Trading Day after the date on which “ex-distribution trading” commences for such dividend or distribution with respect to the Common Stock on the New York Stock Exchange or such other U.S. national or regional exchange or market that is at that time the principal exchange or market for the Common Stock.

An adjustment to each Fixed Conversion Rate made pursuant to this clause (iii)(B) will occur on the 10th Trading Day from and including the effective date of the Spin-Off; provided that in respect of any conversion within the 10 Trading Days immediately following and including the date of the Spin-Off, references with respect to the Spin-Off to “the 10 consecutive Trading-Day period” shall be deemed replaced with a period of consecutive Trading Days containing such lesser number of Trading Days as have elapsed between the effective date of such Spin-Off and the Conversion Date and the adjustment in respect of such conversion shall occur immediately prior to the conversion.

If any such dividend or distribution described in this clause (iii) is declared but not paid or made, each new Fixed Conversion Rate shall be readjusted to be the Fixed Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

(iv)	If the Corporation pays or makes any dividend or distribution consisting exclusively of cash to all holders of Common Stock in excess of regular quarterly dividends equal to the Dividend Threshold Amount, each Fixed Conversion Rate will be adjusted based on the following formula:

CR1	=	CR0 × [SP0 /(SP0 - C)]

where:

CR0	=	the Fixed Conversion Rate in effect at the close of business on the Record Date

CR1	=	the new Fixed Conversion Rate in effect immediately after the Record Date

SP0	=	the Current Market Price of the Common Stock as of the Record Date

C	=	the excess of the amount in cash per share that the Corporation distributes to holders of the Common Stock over the Dividend Threshold Amount.

An adjustment to each Fixed Conversion Rate made pursuant to this clause (iv) shall become effective on the date fixed for determination of the holders of Common Stock entitled to receive such dividend or distribution. If any dividend or distribution described in this clause (iv) is declared but not so paid or made, each new Fixed Conversion Rate shall be readjusted to the Fixed Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

(v)	If the Corporation or any of its subsidiaries makes a payment in respect of a tender offer or exchange offer for the Common Stock to the extent that the cash and value of any other consideration included in the payment per share of Common Stock exceeds the VWAP per share of Common Stock on the Trading Day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer (the “Expiration Date”), each Fixed Conversion Rate will be adjusted based on the following formula:

CR1	=	CR0 × [(FMV + (SP1 × OS1)) / (SP1 × OS0)]

where:

CR0	=	the Fixed Conversion Rate in effect at the close of business on the Expiration Date

CR1	=	the new Fixed Conversion Rate in effect immediately after the Expiration Date

FMV	=	The fair market value (as determined in good faith by the Board of Directors) on the Expiration Date, of the aggregate value of all cash and any other consideration paid or payable for the Common Stock validly tendered or exchanged and not withdrawn as of the Expiration Date (the “Purchased Shares”)

OS0	=	the number of shares of Common Stock outstanding on the Expiration Date, including any Purchased Shares

OS1	=	the number of shares of Common Stock outstanding on the Expiration Date, less any Purchased Shares

SP1	=	the Average VWAP of the Common Stock for the 10 consecutive Trading-Day period commencing on the Trading Day next succeeding the Expiration Date.

If the application of the foregoing formula would result in a decrease in a Fixed Conversion Rate, no adjustment to such Fixed Conversion Rate will be made. Any adjustment to a Fixed Conversion Rate made pursuant to this clause (v) shall become effective on the date immediately following the last Trading Day included in the determination of the Average VWAP of the Common Stock for purposes of SP1 above; provided that in respect of any conversion within the 10 Trading-Day period commencing on the Trading Day next succeeding the Expiration Date, references to the “10 consecutive Trading-Day period” with respect to this clause (v) shall be deemed replaced with a period of consecutive Trading Days containing such lesser number of Trading Days as have elapsed between the Expiration Date and the Conversion Date, and the adjustment in respect of such conversion shall occur immediately prior to the conversion. If the Corporation or one of its subsidiaries is obligated to purchase Common Stock pursuant to any such tender or exchange offer but is permanently prevented by applicable law from effecting any such purchase or all such purchases are rescinded, each new Fixed Conversion Rate shall be readjusted to be the Fixed Conversion Rate that would be in effect if such tender or exchange offer had not been made.

(vi)	If the Corporation has in effect a shareholder rights plan while any shares of Series B remain outstanding, Holders of Series B will receive, upon a conversion of Series B, in addition to Common Stock, rights under the Corporation’s shareholder rights agreement unless, prior to such conversion, the rights have expired, terminated or been redeemed or unless the rights have separated from the Common Stock. If the rights provided for in the shareholder rights plan have separated from the Common Stock in accordance with the provisions of the applicable shareholder rights agreement so that Holders of Series B would not be entitled to receive any rights in respect of the Common Stock, if any, that the Corporation is required to deliver upon conversion of Series B, each Fixed Conversion Rate will be adjusted at the time of separation as if the Corporation had distributed to all holders of the Common Stock, capital stock, evidences of indebtedness or other assets or property pursuant to clause (iii) above, subject to readjustment upon the subsequent expiration, termination or redemption of the rights. A distribution of rights pursuant to a shareholder rights plan will not trigger an adjustment to the Fixed Conversion Rates pursuant to clauses (ii) or (iii) above.

(b) Adjustment for Tax Reasons. The Corporation may make such increases in each Fixed Conversion Rate, in addition to any other increases required by this Section 12, if the Board of Directors deems it advisable in order to avoid or diminish any income tax to holders of the Common Stock resulting from any dividend or distribution of the Corporation’s shares (or issuance of rights or warrants to acquire shares) or from any event treated as such for income tax purposes or for any other reasons; provided that the same proportionate adjustment must be made to each Fixed Conversion Rate. If any adjustment to the Fixed Conversions is treated as a distribution to any U.S. Alien Holder which is subject to withholding tax, the Corporation (or Transfer Agent or any paying agent on behalf of the Corporation ) may set off any withholding tax that is required to be collected with respect to such deemed distribution against cash payments and other distributions otherwise deliverable to such Holder.

(c) Calculation of Adjustments; Adjustments to Threshold Appreciation Price, Initial Price and Fundamental Change Stock Price.

(i)

No adjustment in any Fixed Conversion Rate will be required unless the adjustment would require an increase or decrease of at least 1% of the Fixed Conversion Rate. If the adjustment is not made because the adjustment does not change the Fixed Conversion Rate by at least 1%, then the adjustment that is not made will be carried forward and taken into account in any future adjustment. All required calculations will be made to the nearest cent or 1/10,000th of a share. Notwithstanding the foregoing, all adjustments not previously made shall have effect with respect to any Mandatory Conversion, Optional Conversion, Fundamental Change Conversion or Early Conversion. If an adjustment is made to the Fixed Conversion Rates pursuant to this Section 12, an inversely proportional adjustment shall also be made to the Threshold Appreciation Price and the Initial Price solely for purposes of determining which of clauses (i), (ii) and (iii) of Section 5(b) shall apply on the Conversion Date. Such adjustment shall be made by dividing each of the Threshold Appreciation Price and the Initial Price by a fraction, the numerator of which shall be either Fixed Conversion Rate immediately after such adjustment pursuant to clause (i), (ii), (iii), (iv) or (v) of Section 12(a) or Section 12(b) and the denominator of which shall be such Fixed Conversion Rate immediately before such adjustment; provided that if such adjustment to the Fixed Conversion Rates is required to be made pursuant to the occurrence of any of the events contemplated by clause (i), (ii), (iii), (iv) or (v) of Section 12(a) or Section 12(b) during the period taken into consideration for determining the Applicable Market Value, appropriate and customary adjustments shall be made to the VWAPs per share of Common Stock used to calculate the Average VWAP prior to the date of such adjustment.

(ii)	If an adjustment is made to the Fixed Conversion Rates pursuant to clause (i), (ii), (iii), (iv) or (v) of Section 12(a) or Section 12(b), a proportional adjustment shall be made to each Stock Price column heading set forth in the table included in the definition of Fundamental Change Conversion Rate. Such adjustment shall be made by multiplying each Stock Price included in such table by a fraction, the numerator of which is the Minimum Conversion Rate immediately prior to such adjustment and the denominator of which is the Minimum Conversion Rate immediately after such adjustment. Each of the Conversion Rates set forth in the table included in the definition of Fundamental Change Conversion Rates will be subject to adjustment in the same manner as each Fixed Conversion Rate.

(iii)	No adjustment to the Fixed Conversion Rates need be made if Holders may participate in the transaction that would otherwise give rise to such adjustment, so long as the distributed assets or securities the Holders would receive upon conversion of the Series B—if such assets or securities are convertible, exchangeable or exercisable—are convertible, exchangeable or exercisable, as applicable, without any loss of rights or privileges for a period of at least 45 days following conversion of the Series B.

(iv)	The applicable Conversion Rate shall not be adjusted:

(A)	upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Corporation’s securities and the investment of additional optional amounts in the Common Stock under any plan;

(B)	upon the issuance of any shares of Common Stock or options or rights to purchase those shares pursuant to any present or future employee, director or consultant benefit plan, employee agreement or arrangement or program of the Corporation;

(C)	upon the issuance of any shares of Common Stock pursuant to any option, warrant, right, or exercisable, exchangeable or convertible security outstanding as of the Issue Date;

(D)	as a result of payment of regular quarterly dividends on the Common Stock not in excess of $0.01 per share;

(E)	for a change in the par value of the Common Stock; or

(F)	as a result of a tender offer solely to holders of fewer than 100 shares of the Common Stock.

(v)	The Corporation shall have the power to resolve any ambiguity and its action in so doing, as evidenced by a resolution of the Board of Directors, or a duly authorized committee thereof, shall be final and conclusive unless clearly inconsistent with the intent hereof.

(d) Notice of Adjustment. Whenever a Fixed Conversion Rate or the Fundamental Change Conversion Rate, as applicable, is to be adjusted, the Corporation shall: (i) compute such adjusted Fixed Conversion Rate or the Fundamental Change Conversion Rate, as applicable, and prepare and transmit to the Transfer Agent an Officers’ Certificate setting forth such adjusted Fixed Conversion Rate or the Fundamental Change Conversion Rate, as applicable, the method of calculation thereof in reasonable detail and the facts requiring such adjustment and upon which such adjustment is based; (ii) as soon as practicable following the determination of a revised Fixed Conversion Rate or Fundamental Change Conversion Rate, as applicable, provide, or cause to be provided, a written notice to the Holders of the Series B of the occurrence of such event and (iii) as soon as practicable following the determination of a revised Fixed Conversion Rate or Fundamental Change Conversion Rate, as applicable, provide, or cause to be provided, to the Holders of the Series B a statement setting forth in reasonable detail the method by which the adjustment to such Fixed Conversion Rate or the Fundamental Change Conversion Rate, as applicable, was determined and setting forth such revised Fixed Conversion Rate or Fundamental Change Conversion Rate, as applicable.

(e)	Reorganization Events. In the event of:

(A)	any consolidation or merger of the Corporation with or into another Person (other than a merger or consolidation in which the Corporation is the continuing corporation and in which the shares of Common Stock outstanding immediately prior to the merger or consolidation are not exchanged for cash, securities or other property of the Corporation or another Person),

(B)	any sale, transfer, lease or conveyance to another Person of all or substantially all of the Corporation’s property and assets, or

(C)	any reclassification of the Common Stock into securities including securities other than the Common Stock (any such event specified in paragraphs (A) through (C), a “Reorganization Event”),

each share of Series B outstanding immediately prior to such Reorganization Event shall, without the consent of the Holders of the Series B, after such Reorganization Event, be convertible into the kind of securities, cash and other property receivable in such Reorganization Event (without any interest thereon and without any right to dividends or distribution thereon which have a record date that is prior to the Conversion Date) per share of Common Stock (the “Exchange Property”) if the Holder of such share of Series B had converted such share into Common Stock immediately prior to such Reorganization Event and exercised his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such Reorganization Event (provided that if the kind or amount of securities, cash and other property receivable upon such Reorganization Event is not the same for each share of Common Stock held immediately prior to such Reorganization Event and in respect of which such rights of election shall have been exercised (“Electing Share”), then, for the purpose of this Section 12(e) the kind and amount of securities, cash and other property receivable upon such Reorganization Event by the holder of each Electing Share shall be deemed to be the weighted average of the kinds and amounts so receivable per share by the holders of the Electing Shares). The amount of Exchange Property receivable upon any Mandatory Conversion, Optional Conversion, Fundamental Change Conversion or Early Conversion shall be determined based upon the Conversion Rate in effect on such Conversion Date. The applicable Conversion Rate for purposes of such Mandatory Conversion, Optional Conversion, Fundamental Change Conversion or Early Conversion shall be (x) the Minimum Conversion Rate, in the case of an Optional Conversion Date, (y) determined based upon the definition of Conversion Rate set forth in Section 5(b) in the case of the Mandatory Conversion Date, in each case, determined using the Applicable Market Value at such time, (z) determined on the basis of the Fundamental Change Conversion Rate in the case of the Fundamental Change Conversion Date or an Early Conversion Date.

For purposes of this Section 12(e), “Applicable Market Value” shall be deemed to refer to the Applicable Market Value of the Exchange Property and such value shall be determined (A) with respect to any publicly traded securities that compose all or part of the Exchange Property, based on the volume weighted average price of such securities, (B) in the case of any cash that composes all or part of the Exchange Property, based on the amount of such cash and (C) in the case of any other property that composes all or part of the Exchange Property, based on the value of such property, as determined by a nationally recognized independent investment banking firm retained by the Corporation for this purpose.

The above provisions of this Section 12(e) shall similarly apply to successive Reorganization Events and the provisions of Section 12 shall apply to any shares of capital stock of the Corporation (or any successor) received by the holders of Common Stock in any such Reorganization Event.

The Corporation (or any successor) shall, within 20 days of the occurrence of any Reorganization Event, provide written notice to the Holders of such occurrence of such event and of the kind and amount of the cash, securities or other property that constitute the Exchange Property. Failure to deliver such notice shall not affect the operation of this Section 12(e).

(f) For purposes of this Section 12, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Corporation but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock.

Section 13. Liquidation Rights.

(a) Voluntary or Involuntary Liquidation. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, each Holder of Series B shall be entitled to receive for each share of Series B, out of the assets of the Corporation or proceeds thereof (whether capital or surplus) available for distribution to stockholders of the Corporation, subject to the rights of any creditors of the Corporation, before any distribution of such assets or proceeds is made to or set aside for the holders of Common Stock and any other Junior Stock of the Corporation, payment in full in an amount equal to the sum of (i) $1,000.00 per share of Series B and (ii) the amount of any accrued and unpaid dividends on each share of Series B, whether or not declared, to the date fixed for liquidation, dissolution or winding up (such amounts collectively, the “Liquidation Preference”).

(b) Partial Payment. If in any distribution described in Section 13(a) the assets of the Corporation or proceeds thereof are not sufficient to pay in full the amounts payable with respect to all outstanding shares of Series B and the corresponding amounts payable with respect of any other stock of the Corporation ranking equally with Series B as to such distribution, Holders of Series B and the holders of such other stock shall share ratably in any such distribution in proportion to the full respective distributions (including, if applicable, dividends on such amount) to which they are entitled.

(c) Residual Distributions. If the Liquidation Preference has been paid in full to all Holders of Series B and the corresponding amounts payable with respect of any other stock of the Corporation ranking equally with Series B as to such distribution has been paid in full, the Holders of the Series B will have no right or claim to any of the remaining assets of the Corporation (or proceeds thereof).

(d) Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this Section 13, the merger or consolidation of the Corporation with any other corporation or other entity, including a merger or consolidation in which the Holders of Series B receive cash, securities or other property for their shares, or the sale, lease or exchange (for cash, securities or other property) of all or substantially all of the assets of the Corporation, shall not constitute a liquidation, dissolution or winding up of the Corporation.

Section 14. No Sinking Fund. The Series B will not be subject to any mandatory redemption, sinking fund or other similar provisions. Holders of Series B will have no right to require redemption or repurchase of any shares of Series B.

Section 15. Status of Repurchased Shares. Shares of Series B that are repurchased or otherwise acquired by the Corporation shall revert to authorized but unissued shares of Preferred Stock (provided that any such cancelled shares of Series B may be reissued only as shares of any series of Preferred Stock other than Series B).

Section 16. Voting Rights.

(a) General. The Holders of Series B shall not have any voting rights except as set forth below or as otherwise from time to time required by law. Holders of shares of Series B will be entitled to one vote for each such share on any matter on which Holders of Series B are entitled to vote, including any action by written consent.

(b) Voting Rights as to Particular Matters. So long as any shares of Series B are outstanding, in addition to any other vote or consent of stockholders required by law or by the Charter, the affirmative vote or consent of the Holders of at least 66 2/3% of the shares of Series B at the time outstanding and all other Parity Stock having similar voting rights that are exercisable, voting together as a single class, given in person or by proxy, by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

(i)

Authorization of Senior Stock. any amendment or alteration of the Certificate of Designations or the Charter to authorize or create or increase the authorized amount of, or any issuance of, any shares of, or any securities convertible into or exchangeable or exercisable for shares of, any class or series of capital stock of the Corporation ranking senior to Series B with respect to either or both the payment of dividends and/or the distribution of assets on any liquidation, dissolution or winding up of the Corporation;

(ii)	Amendment of Series B. any amendment, alteration or repeal of any provision of the Certificate of Designations or the Charter (including, unless no vote on such merger or consolidation is required by clause (iii) below, any amendment, alteration or repeal by means of a merger, consolidation or otherwise) so as to adversely affect the rights, preferences, privileges or voting powers of the Series B; or

(iii)	Share Exchanges, Reclassifications, Mergers and Consolidations. any consummation of a binding share exchange or reclassification involving the Series B, or of a merger or consolidation of the Corporation with another corporation or other entity, unless in each case (x) the shares of Series B remain outstanding or, in the case of any such merger or consolidation with respect to which the Corporation is not the surviving or resulting entity, are converted into or exchanged for preference securities of the surviving or resulting entity or its ultimate parent, and (y) such shares remaining outstanding or such preference securities, as the case may be, have such rights, preferences, privileges and voting powers, and limitations and restrictions thereof, taken as a whole, as are not materially less favorable to the holders thereof than the rights, preferences, privileges and voting powers, and limitations and restrictions thereof, of Series B immediately prior to such consummation, taken as a whole;

provided, however, that for all purposes of this Section 16(b), the creation and issuance, or an increase in the authorized or issued amount, whether pursuant to preemptive or similar rights or otherwise, of any other series of Preferred Stock, or any securities convertible into or exchangeable or exercisable for any other series of Preferred Stock, ranking equally with and/or junior to Series B with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and the distribution of assets upon liquidation, dissolution or winding up of the Corporation will not be deemed to adversely affect the rights, preferences, privileges or voting powers, and shall not require the affirmative vote or consent of, the Holders of outstanding shares of the Series B.

(c) Procedures for Voting and Consents. The rules and procedures for calling and conducting any meeting of the Holders of Series B (including, without limitation, the fixing of a record date in connection therewith), the solicitation and use of proxies at such a meeting, the obtaining of written consents and any other aspect or matter with regard to such a meeting or such consents shall be governed by any rules of the Board of Directors, in its discretion, may adopt from time to time, which rules and procedures shall conform to the requirements of the Charter, the Bylaws and applicable law and the rules of any national securities exchange or other trading facility on which Series B is listed or traded at the time.

Section 17. Record Holders. To the fullest extent permitted by applicable law, the Corporation and the transfer agent for Series B may deem and treat the Record Holder of any share of Series B as the true and lawful owner thereof for all purposes, and neither the Corporation nor such transfer agent shall be affected by any notice to the contrary.

Section 18. Notices. All notices or communications in respect of Series B shall be sufficiently given if given in writing and delivered in person or by first class mail, postage prepaid, or if given in such other manner as may be permitted in this Certificate of Designations, in the Charter or Bylaws or by applicable law. Notwithstanding the foregoing, if shares of Series B are issued in book-entry form through DTC or any similar facility, such notices may be given to the Holders of Series B in any manner permitted by such facility.

Section 19. No Preemptive Rights; No Redemption Right. No share of Series B shall have any rights of preemption whatsoever as to any securities of the Corporation, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated, issued or granted. The Series B will not be redeemable.

Section 20. Replacement Stock Certificates.

(a) If physical certificates are issued, and any of the Series B certificates shall be mutilated, lost, stolen or destroyed, the Corporation shall, at the expense of the Holder, issue, in exchange and in substitution for and upon cancellation of the mutilated Series B certificate, or in lieu of and substitution for the Series B certificate lost, stolen or destroyed, a new Series B certificate of like tenor and representing an equivalent amount of shares of Series B, but only upon receipt of evidence of such loss, theft or destruction of such Series B certificate and indemnity, if requested, satisfactory to the Corporation and the Transfer Agent.

(b) The Corporation is not required to issue any certificate representing the Series B on or after the Mandatory Conversion Date. In lieu of the delivery of a replacement certificate following the Mandatory Conversion Date, the Transfer Agent, upon delivery of the evidence and indemnity described above, shall deliver the shares of Common Stock issuable pursuant to the terms of the Series B formerly evidenced by the certificate.

Section 21. Transfer Agent, Registrar, Conversion and Dividend Disbursing Agent.

The duly appointed transfer agent, registrar, conversion and dividend disbursing agent for the Series B shall be the Transfer Agent. The Corporation may, in its sole discretion, remove the Transfer Agent in accordance with the agreement between the Corporation and the Transfer Agent; provided that the Corporation shall appoint a successor transfer agent who shall accept such appointment prior to the effectiveness of such removal. Upon any such removal or appointment, the Corporation shall send notice thereof by first-class mail, postage prepaid, to the Holders of the Series B.

Section 22. Form. The Series B shall be issued in the form of one or more permanent global shares of Series B in definitive, fully registered form with the global legend (the “Global Shares Legend”) as set forth on the form of Series B certificate attached hereto as Exhibit A (each, a “Global Preferred Share”), which is hereby incorporated in and expressly made a part hereof. The Global Preferred Shares may have notations, legends or endorsements required by law, stock exchange rules, agreements to which the Corporation is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Corporation). The Global Preferred Shares shall be deposited on behalf of the Holders of the Series B represented thereby with the Registrar, at its New York office as custodian for DTC or a Depositary, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Corporation and countersigned and registered by the Registrar as hereinafter provided. The aggregate number of shares represented by each Global Preferred Share may from time to time be increased or decreased by adjustments made on the records of the Registrar and the Depositary or its nominee as hereinafter provided. This Section 22 shall apply only to a Global Preferred Share deposited with or on behalf of the Depositary. The Corporation shall execute and the Registrar shall, in accordance with this Section 22, countersign and deliver initially one or more Global Preferred Shares that (i) shall be registered in the name of Cede & Co. or other nominee of the Depositary and (ii) shall be delivered by the Registrar to Cede & Co. or pursuant to instructions received from Cede & Co. or held by the Registrar as custodian for the Depositary pursuant to an agreement between the Depositary and the Registrar. Members of, or participants in, the Depositary (“Agent Members”) shall have no rights under this Certificate of Designations, with respect to any Global Preferred Share held on their behalf by the Depositary or by the Registrar as the custodian of the Depositary, or under such Global Preferred Share, and the Depositary may be treated by the Corporation, the Registrar and any agent of the Corporation or the Registrar as the absolute owner of such Global Preferred Share for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Corporation, the Registrar or any agent of the Corporation or the Registrar from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of the Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Preferred Share. The Holder of the Convertible Preferred Shares may grant proxies or otherwise authorize any Person to take any action that a Holder is entitled to take pursuant to the Convertible Preferred Shares, this Certificate of Designations or the Charter. Owners of beneficial interests in Global Preferred Shares shall not be entitled to receive physical delivery of certificated shares of Series B, unless (x) the Depositary is unwilling or unable to continue as Depositary for the Global Preferred Shares and the

Corporation does not appoint a qualified replacement for the Depositary within 90 days or (y) the Depositary ceases to be a “clearing agency” registered under the Exchange Act and the Corporation does not appoint a qualified replacement for the Depositary within 90 days. In any such case, the Global Preferred Shares shall be exchanged in whole for definitive shares of Series B in registered form, with the same terms and of an equal aggregate Liquidation Preference. Definitive shares of Series B shall be registered in the name or names of the Person or Person specified by the Depositary in a written instrument to the Registrar.

Section 23. Stock Transfer and Stamp Taxes. The Corporation shall pay any and all stock transfer and documentary stamp taxes that may be payable in respect of any issuance or delivery of shares of Series B or shares of Common Stock or other securities issued on account of Series B pursuant hereto or certificates representing such shares or securities. The Corporation shall not, however, be required to pay any such tax that may be payable in respect of any transfer involved in the issuance or delivery of shares of Series B or Common Stock or other securities in a name other than that in which the shares of Series B with respect to which such shares or other securities are issued or delivered were registered, or in respect of any payment to any person other than a payment to the Holder thereof, and shall not be required to make any such issuance, delivery or payment unless and until the person otherwise entitled to such issuance, delivery or payment has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid or is not payable.

Section 24. Other Rights. The shares of Series B shall not have any rights, preferences, privileges or voting powers or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Charter or as provided by applicable law.

Exhibit A

10% Mandatory Convertible Preferred Stock, Series B	10% Mandatory Convertible Preferred Stock, Series B
PARVALUE $1.00

Certificate Number	Shares
[Number]	[Number of Shares]

REGIONS FINANCIAL CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT	[NAME]	CUSIP	7591EP209

is the owner of	[NUMBER OF SHARES]

FULLY PAID AND NON-ASSESSABLE SHARES OF 10% MANDATORY CONVERTIBLE PREFERRED STOCK, SERIES B, PAR VALUE $1.00 PER SHARE AND A LIQUIDATION PREFERENCE OF $1,000 PER SHARE PLUS ACCRUED AND UNPAID DIVIDENDS, OF

REGIONS FINANCIAL CORPORATION, a Delaware corporation (the “Corporation”), transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid or obligatory for any purpose unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED: COUNTERSIGNED AND REGISTERED

C. Dowd Ritter Chairman, President and Chief Executive Officer	[REGIONS FINANCIAL CORPORATION CORPORATE SEAL]		COMPUTERSHARE TRUST COMPANY, N.A. TRANSFER AGENT AND REGISTRAR

John Buchanan Corporate Secretary		By	Authorized Signature

REGIONS FINANCIAL CORPORATION

THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE NOT SAVINGS ACCOUNTS, DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR SPECIAL RIGHTS OF EACH CLASS OF STOCK OF SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST SHOULD BE ADDRESSED TO THE CORPORATION OR THE TRANSFER AGENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC ”), TO THE CORPORATION OR THE TRANSFER AGENT NAMED ON THE FACE OF THIS CERTIFICATE, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE STATEMENT WITH RESPECT TO SHARES. IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE TRANSFER AGENT NAMED ON THE FACE OF THIS CERTIFICATE SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

UNIF GIFT MIN ACT - Custodian
TEN COM	-as tenants in common	(Cust) (Minor)
under Uniform Gifts to Minors Act
TEN ENT	-as tenants by the entireties	(State)
JTTEN	-as joint tenants with right of survivorship and not UNIF TRF MIN ACT - Custodian (until age)
	as tenants in common	(Cust) (Minor)
under Uniform Transfers to Minors Act
(State)
Additional abbreviations may also be used though not in the above list.
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
For value received,
Hereby sell, assign and transfer unto
Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:	20

Signature(s) Guaranteed: Medallion Stamp

THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION

(Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15

Signature:
Signature:
Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alternation or enlargement, or any change whatever

PROXY - REGIONS FINANCIAL CORPORATION P.O. BOX 11007 BIRMINGHAM, AL 35288	VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M19525-P89731 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
REGIONS FINANCIAL CORPORATION THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following proposals:
Election of Directors		For	Against	Abstain
Proposal 1. Nominees:

1a.	Samuel W. Bartholomew, Jr.	☐	☐	☐

1b.	George W. Bryan	☐	☐	☐

1c.	David J. Cooper, Sr.	☐	☐	☐			For	Against	Abstain
					Proposal 2.	Nonbinding Stockholder Approval of
1d.	Earnest W. Deavenport, Jr.	☐	☐	☐		Executive Compensation.	☐	☐	☐
					Proposal 3.	Approval of the Regions Financial Corporation
1e.	Don DeFosset	☐	☐	☐		2010 Long Term Incentive Plan.	☐	☐	☐
					Proposal 4.	Approval of the Amended and Restated
1f.	O. B. Grayson Hall, Jr.	☐	☐	☐		Certificate of Incorporation to increase the	☐	☐	☐
number of shares of authorized common stock
and make other technical changes.
1g.	Charles D. McCrary	☐	☐	☐	Proposal 5.	Ratification of Selection of Independent	☐	☐	☐
Registered Public Accounting Firm.
1h.	James R. Malone	☐	☐	☐	The Board of Directors recommends you vote AGAINST
					the following proposals:		For	Against	Abstain

1i.	Susan W. Matlock	☐	☐	☐	Proposal 6.	Stockholder proposal prohibiting tax gross-ups.	☐	☐	☐

1j.	John E. Maupin, Jr.	☐	☐	☐	Proposal 7.	Stockholder proposal regarding posting a report,
						updated semi-annually, of political contributions.	☐	☐	☐
1k.	John R. Roberts	☐	☐	☐
							Yes	No

1l.	Lee J. Styslinger III	☐	☐	☐	Please indicate if you plan to attend this meeting.		☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

REGIONS FINANCIAL CORPORATION

Annual Meeting of Stockholders

May 13, 2010

9:00 A.M. Central Time

Auditorium of Regions Bank

1901 Sixth Avenue North

Birmingham, Alabama 35203

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

M19526-P89731

PROXY CARD

REGIONS FINANCIAL CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John D. Buchanan and Carl L. Gorday, and each of them, proxies with full power of substitution, to vote all of the shares of common stock of Regions Financial Corporation held of record by the undersigned at the Annual Meeting of Stockholders to be held on Thursday, May 13, 2010, and at any adjournments thereof. This card also provides voting instructions for shares held in the Regions Financial Corporation 401(K) Plan and the Computershare Investment Plan for Regions Financial Corporation and held of record by the trustees or agents of such plans. If no directions are given, the proxies will vote FOR Proposal 1, Election of all director nominees, FOR Proposal 2, Nonbinding stockholder approval of executive compensation, FOR Proposal 3, Approval of the Regions Financial Corporation 2010 Long Term Incentive Plan, FOR Proposal 4, Approval of the Amended and Restated Certificate of Incorporation to increase the number of shares of authorized common stock and make other technical changes, FOR Proposal 5, Ratification of selection of Independent Registered Public Accounting Firm and AGAINST Proposal 6, Stockholder proposal prohibiting tax gross-ups, and AGAINST Proposal 7, Stockholder proposal regarding posting a report, updated semi-annually, of political contributions. The proxies, in their discretion, are further authorized to vote (i) for the election of a person to the Board of Directors, if any nominee named herein becomes unable or unwilling to serve and (ii) on any other matter that may properly come before the meeting.

Please sign exactly as name or names appear(s) on this proxy. When signing as attorney, administrator, trustee, custodian, guardian or corporate officer, give full title. If more than one trustee, all should sign.